SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the registrant  [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
     [X]  Preliminary proxy statement
     [_]  Definitive proxy statement
     [_]  Definitive additional materials
     [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          GEORGIAN BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [_]     No fee required
     [_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

     (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


     (4)     Proposed maximum aggregate value of transaction:

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     (5)     Total fee paid:

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     [X]          Fee paid previously with preliminary materials:


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     [X]          Check  box  if  any  part  of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)     Amount previously paid:
                                         $742
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     (2)     Form, Schedule or Registration Statement no.:
                                     Schedule 13E-3
--------------------------------------------------------------------------------

     (3)     Filing Party:
                                Georgian Bancorporation, Inc.
--------------------------------------------------------------------------------

     (4)     Date Filed:
                                      August31, 2004
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
                                                                   -------------
                                                                    Preliminary
                                                                       Copy
                                                                   -------------

                          GEORGIAN BANCORPORATION, INC.
                               3270 Florence Road
                         Powder Springs, Georgia  30127
                                 (770) 943-1400

                               ____________, 2004


Dear  Shareholder:

     You are cordially invited to attend a special meeting of shareholders, which will be held at 10:00 a.m., on __________, 2004, at the Metropolitan Club, 5895 Windward Parkway, Alpharetta, Georgia 30005. I hope that you will be able to attend the meeting, and I look forward to seeing you.

     The principal purpose of the special meeting is for shareholders to vote on an Agreement and Plan of Reorganization (the "Plan") that is designed to take Georgian private by reducing its number of shareholders of record below 300. Once Georgian is a private company, it will realize significant cost savings resulting from the termination of its reporting obligations under the Securities Exchange Act of 1934.

     The Plan provides for the merger of Georgian Interim Corporation ("Interim") with and into Georgian, with Georgian surviving the merger (the "Reorganization"). Interim is a new Georgia corporation formed solely to effect the Reorganization. If the Plan is approved by our shareholders, shareholders owning 2,000 or fewer shares of Georgian common stock of record will generally receive $15.00 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     We plan to effect the Reorganization by filing articles of merger as soon as possible after we obtain shareholder approval of the Plan. This date will also serve as the record date for determining the ownership of shares for purposes of the Reorganization.

     The board of directors has established ____________, 2004 as the record date for determining shareholders who are entitled to notice of the special meeting and to vote on the matters presented at the meeting. Whether or not you plan to attend the special meeting, please complete, sign and date the proxy card and return it in the envelope provided in time for it to be received by __________, 2004. If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

     The board of directors has unanimously determined that the Plan is fair to Georgian's unaffiliated shareholders and has voted unanimously in favor of the Plan. On behalf of the board of directors, I urge you to vote FOR approval of the Plan.


                                   Sincerely,


                                   /s/ Gordon R. Teel
                                   Chairman and Chief Executive Officer

                                                                   -------------
                                                                    Preliminary
                                                                       Copy
                                                                   -------------

                          GEORGIAN BANCORPORATION, INC.
                               3270 Florence Road
                         Powder Springs, Georgia  30127
                                 (770) 943-1400

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 2004


     A special meeting of shareholders of Georgian Bancorporation, Inc. will be held on __________, 2004, at the Metropolitan Club, 5895 Windward Parkway, Alpharetta, Georgia 30005, for the following purposes:

     (1) To vote on an Agreement and Plan of Reorganization (the "Plan") providing for the merger of Georgian Interim Corporation with and into Georgian, with Georgian surviving the merger and the record holders of 2,000 or fewer shares of Georgian common stock generally receiving $15.00 in cash in exchange for each of their shares of such stock. The text of the Plan is set forth in Appendix A to the enclosed proxy
                                                ----------
          statement.

     (2) To vote on the adjournment of the special meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies or attendance at the meeting.

     (3) To transact any other business as may properly come before the meeting or any adjournment of the meeting.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  YOU  VOTE FOR THE
APPROVAL  OF  THE  PLAN  AND  FOR  THE  POTENTIAL  ADJOURNMENT  OF  THE MEETING.

     Georgian's shareholders are entitled to statutory dissenters' rights under the Plan. If Georgian's shareholders approve the Plan, shareholders who elect to dissent from approval of the Plan are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporation Code regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Business
Corporation  Code  as  Appendix B  to  the  accompanying  proxy  statement.
                       ----------

     The board of directors has set the close of business on __________, 2004, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed form of proxy as soon as possible. Promptly returning your form of proxy will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                   By Order of the Board of Directors,


                                   /s/ Gordon R. Teel
                                   Chairman and Chief Executive Officer
____________,  2004

                                                                   -------------
                                                                    Preliminary
                                                                       Copy
                                                                   -------------

                          GEORGIAN BANCORPORATION, INC.
                               3270 Florence Road
                         Powder Springs, Georgia  30127
                                 (770) 943-1400

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON __________, 2004
--------------------------------------------------------------------------------


     The board of directors of Georgian Bancorporation, Inc. ("Georgian" or the "Company") has determined that it is in the best interests of Georgian and its shareholders to effect a reorganization that will permit Georgian to become a private company by reducing its number of shareholders of record below 300. Once private, Georgian will realize significant cost savings by terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and its related reporting obligations.

     The Plan provides for the merger of Georgian Interim Corporation ("Interim") with and into Georgian, with Georgian surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders owning 2,000 or fewer shares of Georgian common stock of record will generally receive $15.00 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     This proxy statement provides you with detailed information about the proposed Reorganization. We encourage you to read this entire document carefully.

     The board of directors has determined that the Plan is fair to Georgian's unaffiliated shareholders. Additionally, all of the directors, including those who are not employees of Georgian, have unanimously approved the Plan. The Reorganization cannot be completed, however, unless the Plan is approved by the holders of a majority of the votes entitled to be cast on the Plan. The current directors and executive officers of Georgian beneficially own approximately 23% of the outstanding shares and have indicated that they intend to vote their shares in favor of the Plan.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE RECAPITALIZATION PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROXY STATEMENT IS ____________, 2004. WE FIRST MAILED THIS PROXY STATEMENT TO THE SHAREHOLDERS OF GEORGIAN ON OR ABOUT THAT DATE.

                                IMPORTANT NOTICES

     Our common stock is not a deposit or bank account and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement. You should not rely on any other information. The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the Reorganization is effected. By accepting receipt of this proxy statement, you agree not to permit any reproduction or distribution of its contents in whole or in part.

     We will update this proxy statement to reflect any factors or events arising after its date that individually or together represent a material change in the information included in this document.

     You should not construe the contents of this proxy statement or any communication from Georgian, whether written or oral, as legal, tax, accounting or other expert advice. You should consult with your own counsel, accountant or other professional advisor, as appropriate.

     We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. Forward-looking statements include information about possible or assumed future results of the operations or our performance after the Reorganization is accomplished. When we use words such as "believes," "anticipates," "expects," "intends," "targeted," and similar expressions, we are making forward-looking statements that are subject to risks and uncertainties. Various future events or factors may cause our results of operations or performance to differ materially from those expressed in our forward-looking statements. These factors include:

     (1) changes in economic conditions, both nationally and in our primary market area;

     (2) changes in governmental monetary and fiscal policies, as well as legislative and regulatory changes;

     (3) the effect of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements;

     (4) the effects of competition from other financial service providers operating in our primary market area and elsewhere; and

     (5) the failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

     The words "we, "our," and "us," as used in this proxy statement, refer to Georgian and its wholly owned subsidiaries, collectively, unless the context indicates otherwise.

                                TABLE OF CONTENTS

                                                                  PAGE
SUMMARY TERM SHEET . . . . . . . . . . . . . . . . . . . . . . .     1

QUESTIONS AND ANSWERS ABOUT THE MEETING. . . . . . . . . . . . .     6

SPECIAL FACTORS. . . . . . . . . . . . . . . . . . . . . . . . .     9

  PURPOSE OF THE REORGANIZATION. . . . . . . . . . . . . . . . .     9
  ALTERNATIVES CONSIDERED. . . . . . . . . . . . . . . . . . . .     9
  BACKGROUND OF THE REORGANIZATION . . . . . . . . . . . . . . .    11
  REASONS FOR THE REORGANIZATION . . . . . . . . . . . . . . . .    12
  POTENTIAL DISADVANTAGES OF THE REORGANIZATION. . . . . . . . .    14
  EFFECTS OF THE REORGANIZATION ON GEORGIAN. . . . . . . . . . .    14
  EFFECTS OF THE REORGANIZATION ON AFFILIATES. . . . . . . . . .    16
  EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS GENERALLY. . . .    17
  FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. . . . .    18
  PRO FORMA EFFECT OF THE REORGANIZATION . . . . . . . . . . . .    21
  SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA . . . . . . . .    21
  RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS . . . . . .    22
  OF THE REORGANIZATION
  AFFILIATES' DETERMINATION OF FAIRNESS OF THE REORGANIZATION. .    27
  DETERMINATIONS BY INTERIM AND OTHER FILING PERSONS . . . . . .    27
  OPINION OF INDEPENDENT FINANCIAL ADVISOR . . . . . . . . . . .    27

INFORMATION REGARDING THE SPECIAL MEETING OF SHAREHOLDERS. . . .    35

  TIME AND PLACE OF MEETING. . . . . . . . . . . . . . . . . . .    35
  RECORD DATE AND MAILING DATE . . . . . . . . . . . . . . . . .    35
  NUMBER OF SHARES OUTSTANDING . . . . . . . . . . . . . . . . .    35
  PURPOSE OF SPECIAL MEETING . . . . . . . . . . . . . . . . . .    35
  DISSENTERS' RIGHTS . . . . . . . . . . . . . . . . . . . . . .    35
  PROCEDURES FOR VOTING BY PROXY . . . . . . . . . . . . . . . .    35
  REQUIREMENTS FOR SHAREHOLDER APPROVAL. . . . . . . . . . . . .    36
  SOLICITATION OF PROXIES. . . . . . . . . . . . . . . . . . . .    36

DESCRIPTION OF THE PLAN. . . . . . . . . . . . . . . . . . . . .    37

  THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . .    37
  SOURCE OF FUNDS AND EXPENSES . . . . . . . . . . . . . . . . .    39
  DISSENTERS' RIGHTS . . . . . . . . . . . . . . . . . . . . . .    40

INFORMATION ABOUT GEORGIAN AND ITS AFFILIATES. . . . . . . . . .    43

  OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
  DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . .    43
  STOCK OWNERSHIP BY AFFILIATES. . . . . . . . . . . . . . . . .    47
  RECENT AFFILIATE TRANSACTIONS IN GEORGIAN STOCK. . . . . . . .    48
  STOCK PURCHASES BY GEORGIAN. . . . . . . . . . . . . . . . . .    49
  RELATED PARTY TRANSACTIONS . . . . . . . . . . . . . . . . . .    49
  MARKET FOR COMMON STOCK. . . . . . . . . . . . . . . . . . . .    51
  DESCRIPTION OF COMMON STOCK. . . . . . . . . . . . . . . . . .    51
  DIVIDEND POLICY. . . . . . . . . . . . . . . . . . . . . . . .    52
  SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING. . . . . . .    52

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA. . . . . . . . .    54

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION . . . . . . . . . .    56


                                        i

WHERE YOU CAN FIND MORE INFORMATION. . . . . . . . . . . . . . .    60
APPENDIX A  AGREEMENT AND PLAN OF REORGANIZATION . . . . . . . .   A-1

APPENDIX B  ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE.   B-1

APPENDIX C  FAIRNESS OPINION OF INDEPENDENT FINANCIAL ADVISOR. .   C-1

APPENDIX D  VALUATION REPORT OF INDEPENDENT FINANCIAL ADVISOR. .   D-1

APPENDIX E  FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION
            AND ANALYSIS FOR THE NINE  MONTHS  ENDED
            SEPTEMBER  30,  2004. . . . . . . . . . . . . . . . .  E-1

APPENDIX F  FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND
            ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2003. . . .   F-1

                               SUMMARY TERM SHEET

     The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in or accompanying this proxy statement, including the financial information and appendices. We urge you to review the entire proxy statement and accompanying materials carefully.

     - STRUCTURE OF THE REORGANIZATION. The Plan provides for the merger of Georgian Interim Corporation ("Interim") with and into Georgian, with Georgian surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders holding 2,000 or fewer shares of Georgian common stock of record will generally receive $15.00 in cash for each share that they hold on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     - DETERMINATION OF SHARES "HELD OF RECORD": A shareholder who owns 2,000 or fewer shares of Georgian common stock "of record" will generally receive $15.00 per share in cash in the Reorganization, while a record holder of more than 2,000 shares will be unaffected. A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds four separate certificates individually, as a joint tenant with someone else, as trustee and in an IRA, those certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. Similarly, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker. Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, our Plan is based on the number of shares held of record without regard to the ultimate control of the shares, except for a limited exception involving shares held in an IRA as discussed below.

          As a result, a single shareholder with more than 2,000 shares held in various accounts could receive cash in the Reorganization for all of his or her shares if those accounts individually hold 2,000 or fewer shares. To avoid this, the shareholder would need to consolidate his or her ownership into a single form of ownership representing more than 2,000 shares. The acquisition of additional shares prior to the effective date of the Reorganization is also permitted.

          The Plan provides for one limited exception to the "record holder" counting rules described above. Although an individual retirement account counts as a separate shareholder of record, our Plan permits shareholders who own more than 2,000 shares of record and in an IRA account on a combined basis to retain those shares in the same form. For example, a shareholder holding 1,500 shares in his or her own name and 600 shares in an IRA would be able to keep the shares held in each account, even though the Plan would otherwise require that the shares in both accounts be converted to cash. Conversely, however, a shareholder with 1,000 shares in his or her own name and 500 shares in an IRA would receive cash for all 1,500 shares under the Plan.

     - EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS. See "Special Factors-Effects of the Reorganization on Affiliates" and "-Effects of the Reorganization on Shareholders Generally" on pages __ and __ for additional information about the effects of the Reorganization on shareholders, including:

          For  shareholders  who  retain  their  shares  in  the Reorganization:

          -    decreased  liquidity  in  Georgian's  common  stock;
          -    decreased  access  to  information  about  our  company;
          - an immediate reduction in book value per share as described in "Effects of the Reorganization on the Company" on page __;
          - anticipated long-term appreciation in book value and earnings per share; and
          - a slight increase in their respective percentage ownership of our common stock.

          For  shareholders  receiving  cash  in  the  Reorganization:

          -    receipt  of  $15.00  per  share  in  cash;
          -    loss  of  their  equity  and  voting  interest  in  our  company;
          - federal income tax liability for any cash received in the Reorganization; and
          - liquidation of a relatively illiquid ownership interest in our company without incurring brokerage costs.

          Additional effects on affiliated shareholders (directors, executive officers and 10% shareholders):

          - elimination of individual reporting obligations under federal securities laws;
          - elimination of a "safe harbor" for dispositions of their shares under federal securities laws; and
          - slight consolidation of management ownership (from approximately 23.4% to 24.2% of shares outstanding).

     -    EFFECTS  OF  THE  REORGANIZATION  ON  THE  COMPANY: As a result of the
          Reorganization:

          - our number of record shareholders, measured as of September 30, 2004, will be reduced from approximately 589 to approximately 242 and the number of outstanding shares of Georgian common stock will decrease from approximately 5.9 million to approximately 5.7 million, resulting in a significant decrease in the number of shares that will be available for purchase and sale in the market;

          - we will be entitled to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended, which will mean that we will no longer be required to file reports with the Securities and Exchange Commission (the "SEC") or be classified as a public company;

          - the book value per share of Georgian common stock as of September 30, 2004 on a historical basis will be reduced from approximately $9.98 to approximately $9.79 on a pro forma basis, with an anticipated long-term increase in book value per share assuming continued growth in assets and earnings;

          - the earnings per share of Georgian common stock for the year ended December 31, 2003 on a historical basis will be reduced from approximately $0.07 to $0.03 on a pro forma basis, with earnings per share as for the nine months ended September 30, 2004 on a historical basis remaining unchanged on a pro forma basis;

          - on a long-term basis, earnings per share would likely improve in view of the decrease in shares outstanding and our reduction in SEC reporting expenses, offset by increased debt service requirements incurred in the Reorganization;

          - our capital will be reduced, including a decrease in Tier I capital as of September 30, 2004, from approximately $59.4 million on a historical basis to approximately $56.2 million on a pro forma basis; and

          - the percentage ownership of Georgian common stock beneficially owned by its executive officers and directors as a group will increase slightly from approximately 23.4% to 24.2%.

               See  page  __  for  a more detailed description of these effects.

     - REASONS FOR THE REORGANIZATION: Our principal reasons for effecting the Reorganization are:

          - the savings of approximately $275,000 per year that we expect to experience as a result of the deregistration of our common stock under the Securities Exchange Act of 1934, as amended, and the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in our common stock; and

          - our belief that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock.

               See  page  __  for  more  detailed  information.

     - FAIRNESS OF THE REORGANIZATION: We believe that the Reorganization is fair to, and in the best interest of our unaffiliated shareholders. The board of directors has unanimously approved the Plan and the transactions contemplated thereby. The board's opinion is based on several factors, which are summarized beginning on page __. These factors include:

          - Opinion of Independent Financial Advisor: Southard Financial has delivered its opinion to our board of directors that the $15.00 per share price to be paid in the Reorganization is fair, from a financial point of view, to Georgian's shareholders.  A  copy  of the opinion is attached as Appendix C.
                                                                     ----------
               See "Opinion of Independent Financial Advisor" on page __ for additional information.

          - Independent Valuation. According to an independent valuation prepared by Southard Financial, the fair value of the Georgian common stock as of April 30, 2004 was $14.25 per share. A copy of the valuation is attached as Appendix D. See "Opinion of
                                                 -----------
               Independent Financial Advisor" on page __ for additional information.

          - Premium to Book Value: The price per share to be paid in the Reorganization reflects a multiple of approximately 1.5 times Georgian's September 30, 2004 book value per share, representing a 50% premium.

          - Earnings Multiple: The price per share that will be paid in the Reorganization reflects a multiple of 214 times Georgian's earnings per share for the year ended December 31, 2003 and 55 times its earnings per share for the nine months ended September 30, 2004.

          - Historical Market Prices of the Georgian Common Stock: Our stock is not listed on an exchange, and there is not an organized trading market for our common stock. In our September 2003 private placement, our stock sold at $10.00 per share. We do not have any information as to trading prices for our common stock between the private placement and the date we announced the proposed Reorganization, and we have not repurchased any shares of our common stock during the past two years. The price per share to be paid in the Reorganization therefore represents a 50% premium over the last known trading price for our common stock prior to announcement of the Reorganization. See "Information About Georgian and its Affiliates-Recent Affiliate Transactions in Georgian Stock" on page __ for more specific information regarding prices at which our shares have been sold.

          - Liquidity Provided. The Reorganization will provide liquidity, without brokerage costs, to shareholders receiving cash in the Reorganization. We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the lack of an organized trading market for our stock.

     - EFFECTIVENESS OF THE REORGANIZATION: The Reorganization will not be effected unless and until Georgian's shareholders approve the Reorganization. Assuming this occurs, and as shortly thereafter as is practicable, Georgian will file articles or a certificate of merger with the Georgia Secretary of State and thereby effect the Reorganization. We anticipate that the Reorganization will be effected in the fourth quarter of 2004. See page __ for more detailed information.

     -    EFFECT  OF  REORGANIZATION  ON  OUTSTANDING  OPTIONS  AND  WARRANTS:
          Outstanding options and warrants will not be affected by the Reorganization.

     - FINANCING FOR THE REORGANIZATION: We estimate that approximately $3.2 million will be required to pay for the shares of Georgian common stock exchanged for cash in the Reorganization. We intend to finance the Reorganization with a line of credit. See "Description of the Plan-Source of Funds and Expenses" on page __.

     - DISSENTERS' RIGHTS: Shareholders are entitled to dissenters' rights in connection with the approval of the Plan. See page __ and Appendix B
                                                                      ----------
          for  additional  information.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:   WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your votes for use at our special meeting of shareholders.

     This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We first sent this proxy statement, notice of special meeting and the enclosed proxy card on or about ____________, 2004 to all shareholders entitled to vote. The record date for those entitled to vote is __________, 2004. On that date, there were __________ shares of our common stock outstanding. Shareholders are entitled to one vote for each share of common stock held as of the record date.

Q:   WHAT IS THE TIME AND PLACE OF THE SPECIAL MEETING?

A: The special meeting will be held on __________, 2004, at the Metropolitan Club, 5895 Windward Parkway, Alpharetta, Georgia 30005, at 10:00 a.m.

Q:   WHO MAY BE PRESENT AT THE SPECIAL MEETING AND WHO MAY VOTE?

A: All holders of our common stock may attend the special meeting in person. However, only holders of our common stock of record as of __________, 2004 may cast their votes in person or by proxy at the special meeting.

Q:   WHAT  IS  THE  VOTE  REQUIRED?

A: The proposal to approve the Plan must receive the affirmative vote of the holders of a majority of the votes entitled to be cast on the Plan, while the proposal regarding the potential adjournment of the special meeting must receive more affirmative votes than negative votes in order to be approved. If you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it has the same effect as if you voted against the proposal to approve the Plan, but will not affect the adjournment proposal. In addition, if your shares are held in a brokerage account and you do not instruct your broker on how to vote on the proposal, your broker will not be able to vote for you. This will have the same effect as a vote against the proposal to approve the Plan, but will not affect the adjournment proposal.

Q:   WHAT  IS  THE  RECOMMENDATION  OF  OUR  BOARD  OF  DIRECTORS  REGARDING THE
     PROPOSALS?

A: Our board of directors has determined that the Plan is fair to our unaffiliated shareholders and that it is advisable and in the best interests of Georgian and its shareholders as a whole. Our board of directors has therefore unanimously approved the Plan and all transactions contemplated thereby and recommends that you vote "FOR" approval of the Plan and "FOR" approval of the adjournment proposal at the special meeting.

Q:   WHAT DO I NEED TO DO NOW?

A: Please sign, date, and complete your proxy card and promptly return it in the enclosed, self-addressed, prepaid envelope so that your shares can be represented at the special meeting.

Q:   MAY  I  CHANGE  MY  VOTE  AFTER  I  HAVE  MAILED  MY  SIGNED  PROXY  CARD?

A: Yes. Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the special meeting or attend the special meeting and vote in person. You may not change your vote by facsimile or telephone.

Q: WHAT IF I DON'T RETURN A PROXY CARD OR VOTE MY SHARES IN PERSON AT THE SPECIAL MEETING?

A: If you don't return your proxy card or vote your shares in person at the special meeting, each of those shares will be treated as a non-vote and will have the same effect as a vote against approval of the Plan.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker will mail information to you that will explain how to give these instructions.

Q: WILL MY SHARES HELD IN "STREET NAME" OR ANOTHER FORM OF RECORD OWNERSHIP BE COMBINED FOR VOTING PURPOSES WITH SHARES I HOLD OF RECORD?

A: No. Because any shares you may hold in street name will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity, and shares held in an IRA must be voted under the rules governing the account.

Q:   IF  I'M  RECEIVING  CASH  IN  THE REORGANIZATION, WHEN WILL I GET MY MONEY?

A: After the shareholders' meeting and the closing of the transaction, we'll mail you instructions on how to exchange your stock certificate for cash. After you sign the forms provided and return your stock certificate, we will send you your cash.

Q:   I  DON'T  KNOW  WHERE  MY  STOCK  CERTIFICATE  IS.  HOW WILL I GET MY CASH?

A: The materials we'll send you will include an affidavit that you'll need to sign attesting to the loss of your certificate. Depending on the number of shares involved, we may request that you provide a bond to cover any potential loss to the Company.

Q:   Will  I  have  dissenters'  rights  in  connection with the Reorganization?

A:   Yes.  Please  see  page __  and  Appendix B for a discussion of dissenters'
                                      ----------
     rights  in  connection  with  the  Reorganization.

Q:   WHAT  IF  I  HAVE  QUESTIONS  ABOUT  REORGANIZATION  OR THE VOTING PROCESS?

A: Please direct any questions about the Reorganization or the voting process to our Chief Financial Officer, Philip H. Ekern, at our main office, located at 3270 Florence Road, Powder Springs, Georgia 30127, telephone
     (770)  943-1400.

                                 SPECIAL FACTORS

PURPOSE OF THE REORGANIZATION

     The primary purpose of the Reorganization is to enable us to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act, which will result in the elimination of the expenses related to our disclosure and reporting requirements under the Act. As a secondary matter, it is likely to decrease the administrative expense we incur in servicing a large number of record shareholders who own relatively small numbers of shares.

     Georgian had approximately 589 record shareholders as of September 30, 2004, but approximately 60% of the outstanding shares as of that date were held by fewer than 52 shareholders. As a result, there is a limited market for Georgian's shares and the board of directors believes there is little likelihood that a more active market will develop. However, because we have more than 300 shareholders of record and our common stock is registered under Section 12(g) of the Securities Exchange Act, we are required to comply with the disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act of 2004 (the "Sarbanes-Oxley Act"). These requirements include preparing and filing current and periodic reports with the Securities and Exchange Commission (the "SEC") regarding our business, financial condition, board of directors and management team, having these reports reviewed by outside counsel and independent auditors, and documenting our internal controls in preparation for an audit to be filed with the SEC. We also incur less tangible, but nonetheless significant, costs in management time and attention that could otherwise be deployed toward revenue-enhancing activities. The cost of compliance is substantial, representing an estimated annual direct and indirect cost to us of $275,000. In light of this expense and the lack of an organized trading market for Georgian's common stock, the board of directors believes Georgian receives little relative benefit from being registered under the Securities Exchange Act. We also incur printing, postage, data entry, stock transfer and other administrative expenses related to servicing shareholders who are record holders of relatively small numbers of shares.

     In view of this cost, particularly in light of the relatively small benefit we believe our shareholders have received as a result of our status as a public company, we believe the Reorganization will provide a more efficient means of using our capital to benefit our shareholders. At present, we believe that our thin trading market and the resulting inability of our shareholders to realize the full value of their investment in our common stock through an efficient market has resulted in little relative benefit for our shareholders as compared to the costs of maintaining our registration.

     The Plan is designed to substantially reduce the number of Georgian's shareholders of record. As of September 30, 2004, Georgian had approximately 347 shareholders who owned 2,000 or fewer shares of record. The Reorganization will allow us to pay these shareholders a fair price for their shares in a limited trading market while eliminating the costs associated with servicing shareholders of record who own relatively small numbers of shares and saving the significant administrative, accounting, and legal expenses incurred in complying with disclosure, reporting and compliance requirements under the Securities Exchange Act and the Sarbanes-Oxley Act.

ALTERNATIVES  CONSIDERED

     In making our determination to proceed with the Reorganization, we considered other alternatives. We rejected these alternatives because we believed the Reorganization would be the simplest and most cost-effective manner in which to achieve the purposes described above. These alternatives included:

     Reverse Stock Split. We considered declaring a reverse stock split at a ratio of 1-for 2,000, with cash payments to shareholders who would hold less than a whole share on a post-split basis. This alternative would also have the effect of reducing the number of shareholders, but would be less flexible than a merger. For example, we have been able to make special provisions for shares held of record by employees in their own name and in their IRA accounts, which would not be possible in a reverse stock split. In addition, a reverse stock split would require us either to account for outstanding fractional shares after the transaction or, to avoid the related administrative and accounting inconvenience, pay cash to shareholders not holding an even multiple of 2,000 shares. Although we did not precisely quantify these costs, they would be much higher than those involved in the Reorganization given that the number of shares to be repurchased would greatly exceed the number to be repurchased in the Reorganization. Accordingly, the board determined that a merger would be a more flexible and effective method of electing to reduce the number of shareholders and rejected the reverse stock split alternative.

     Issuer Tender Offer. We also considered an issuer tender offer to repurchase shares of our outstanding common stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. We were uncertain as to whether this alternative would result in shares being tendered by a sufficient number of shareholders so as to result in the Georgian common stock being held by fewer than 300 shareholders of record. As a result, we rejected this alternative.

     Acquisition of Another Institution. One method of utilizing capital to improve shareholder value is to acquire another institution. Acquiring another institution involves significant management time and expense, however, and requires a great deal of effort in integrating the acquired institution's personnel, customers and information systems. While we remain alert to opportunities for profitable acquisitions, we have not yet identified any candidates that provide the appropriate long-term return on the necessary investment.

     Sale of the Company. We do not believe that the sale of Georgian at this time would be appropriate because we believe it is in the best interest of Georgian, its employees and the community that we continue to operate as an independent institution. We have begun the second year of our implementation of a new business plan designed to expand our geographic area and shift our customer base to the middle market business and investment community, which we believe has been underserved by both traditional community banks and large regional and super-regional banks. We believe a sale of our company at this stage of its growth and implementation of its business plan would interrupt the significant progress we have made and result in a sales price that might not represent the long-term value we are endeavoring to build. In particular, based on our industry experience, we believe that shareholders of banks do not typically receive the maximum value of their investment in a sale of an institution if it carries excess capital. Because Georgian has not yet fully deployed its excess capital, we believe an acquirer would not be likely to pay an amount representing the full value the shareholder could receive if our capital were more highly leveraged. Because we believe that a sale of Georgian would not be in the best interests of our shareholders, employees or community, we have not solicited, nor have we received, any unsolicited, third party bids or firm offers, and we have not engaged in any specific discussions with potential purchasers. For the foregoing reasons, we have rejected this alternative.

     Expense Reductions in Other Areas. While we might be able to offset the expenses relating to SEC registration and a large shareholder base by reducing expenses in other areas, we have not pursued such an alternative because there are no areas in which we could achieve comparable savings without adversely affecting a vital part of our business or impeding our opportunity to grow. Our most significant area of potential savings would involve personnel costs, and we are already thinly staffed, operating at almost $9 million in assets per employee. We believe that the expense savings that the Reorganization will enable us to accomplish will not adversely affect our ability to execute our business plan, but will instead position us to execute it more efficiently. For these reasons, we did not analyze cost reductions in other areas as an alternative to the Reorganization.

BACKGROUND OF THE REORGANIZATION

     Following the enactment of the Sarbanes-Oxley Act in July 2002, our legal counsel and independent auditors discussed the implications of the Act on our corporate governance and reporting activities and auditor relationships with our then-Chief Executive Officer, Kenneth L. Barber, and our Chief Financial Officer, Philip H. Ekern. These discussions took place on various occasions during the fall of 2002. At a board meeting on November 15, 2002, and again at a strategic planning session on November 16, 2002, Mr. Barber discussed these issues with our board. While he did not then have detailed information or estimates as to any specific additional costs relating to our compliance with the Act or ongoing compliance with SEC reporting requirements generally, he had been informed by our legal counsel and independent auditors that our compliance and reporting costs, including associated management time, were likely to increase substantially. The board determined that it would consider a going-private transaction in the future if it became apparent that the compliance costs and management time required to maintain the Company's status as a public company became detrimental to its ability to execute its business plan Because the Company was not yet subject to the additional proxy rules described above, required to prepare an audited internal controls report or otherwise undertake new initiatives resulting in a significant, immediate increase in compliance costs, Messrs. Barber and Ekern and the board elected to maintain the Company's status as a public company at that time.

     In June 2003, Gordon R. Teel, who was not then affiliated with the Company, met with Mr. Barber to discuss a proposed investment in the Company. Mr. Teel proposed a $50 million capital infusion in the Company by means of a private placement of common stock. Mr. Teel would be elected to the board and would become the Chairman and Chief Executive Officer of the Company, while Mr. Barber would serve as its President and Mr. Ekern would continue as its Chief Financial Officer. As Messrs. Teel and Barber discussed the proposed private placement, both among themselves and with their respective legal advisors, during June and July 2003, they determined that that they should focus on completing the private placement, developing the new business plan, deploying the additional capital effectively and expanding the Bank's loan portfolio, employee base and geographic footprint during the remainder of the year. They agreed, however, to reevaluate the Company's status as a public company and the related costs and benefits after they had completed the private placement, addressed the foregoing issues and completed the annual report to shareholders in the first quarter of 2004.

     During the first quarter of 2004, the Company prepared and filed its annual report on Form 10-KSB and otherwise continued to comply with its SEC reporting and compliance activities. In addition, the Company became subject to additional reporting requirements in April 2004. Mr. Ekern noted in discussions with Messrs. Teel and Barber on March 16, 2004 and April 13, 2004 that these additional reporting requirements, together with the anticipated costs relating to the upcoming preparation, testing and attestation of management's internal controls report under Section 404 of the Sarbanes-Oxley Act, were likely to increase the Company's compliance costs substantially during the following year. In view of the recent increase in reporting responsibilities and the anticipated increase in responsibilities and costs that lay ahead, Messrs. Teel and Barber decided in late April 2004 that it would be appropriate to consider effecting a going-private transaction before the end of 2004.

     Beginning in early May 2004, Mr. Ekern analyzed, with counsel's input and assistance, the Company's shareholder list and the effects of various assumed cash-out prices and thresholds on the Company's goal of reducing its number of record shareholders below 300 and the level of indebtedness it would need to incur in order to effect such a transaction. Because the Company had several shareholders owning exactly 1,000 and 2,000 shares at that time, he initially considered thresholds of 500; 999; 1,000; 1,999; 2,000; and 2,500 shares and evaluated the capital cost of repurchasing shares at and below these thresholds assuming prices of $10.00, $15.00 and $20.00 per share. Although a minimum threshold of 1,000 shares would produce fewer than 300 shareholders of record, it would result in 273 record holders as compared to 256 at 1,999 shares and 234 at 2,000 shares. As the cash-out threshold increased, the capital cost of the repurchase also increased. For example, the cost at an assumed $15.00 repurchase price increased from approximately $3.0 million at 1,000 shares to $3.3 million at 1,999 shares and $4.0 million at 2,000 shares. Mr. Ekern reviewed these results with Messrs. Teel and Barber, and they determined that despite the additional expense of higher threshold, it was important to reduce the shareholder base to an extent that would permit a margin for post-closing option exercises, shareholder transfers and new issuances while remaining below the 300-shareholder level that would require the Company to resume its SEC reporting obligations. They also noted that individual holdings were likely to change after the proposed Reorganization was announced, and believed that it would be prudent to recommend a threshold that would provide a margin for pre-closing transfers and consolidations of ownership. Mr. Teel also discussed with counsel and Messrs. Barber and Ekern the relative advantages and disadvantages of a reverse stock split, tender offer and merger as more fully described in "-Alternatives Considered."

     At the Company's May 18, 2004 board meeting, Messrs. Teel and Barber discussed with the board the reasons to consider a going-private transaction as described in "-Reasons for the Reorganization" and the timeline and steps that would be involved. They also presented Mr. Ekern's analysis as to the proposed cash-out threshold and costs described above. The board authorized them to work with legal counsel in structuring and documenting a proposed transaction and directed that an independent valuation of the common stock be obtained for its use in determining an appropriate price to be paid in the Reorganization.

     During June and early July 2004, Southard Financial prepared its independent valuation and Mr. Ekern continued to analyze the effects of various cash-out thresholds on the Company's shareholder base. Messrs. Teel and Barber also worked with counsel in developing and documenting the terms of the Plan. On July 13, 2004, the board (including Messrs. Teel and Barber) met with outside counsel and considered the alternatives presented under "-Alternatives Considered," the benefits and disadvantages of the Reorganization as described below under "-Reasons for the Reorganization" and "-Potential Disadvantages of the Reorganization" and the fairness of the Reorganization as described below under "-Recommendation of the Board of Directors; Fairness of the Reorganization." After a discussion of these issues and a review of Southard Financial's independent valuation, the board, including those directors who are not employees of Georgian, unanimously set a $15.00 per share cash-out price, subject to receipt of a fairness opinion from Southard Financial, and approved the other provisions of the Plan. The board selected the 2,000-share threshold in order to provide flexibility for future issuances as noted above, and elected to add a slight premium to Southard Financial's $14.25 per share independent valuation in view of the involuntary nature of the transaction upon shareholders who would be receiving cash. The board also determined specifically that the Reorganization was fair, from a financial and procedural point of view, to Georgian's unaffiliated shareholders and directed that the Plan be submitted to shareholders with a recommendation for approval. Georgian's directors and executive officers also verbally indicated their intent to vote in favor of the Plan.

REASONS  FOR  THE  REORGANIZATION

     As described above in "-Purpose of the Reorganization," the Reorganization will allow us to save the administrative, accounting and legal expenses incurred in complying with the disclosure and reporting requirements under the Securities Exchange Act and, secondarily, to eliminate the costs associated with servicing shareholders who own relatively small numbers of shares. We estimate that we will save approximately $275,000 per year in the following areas as a result of the reduction in the number of shareholders and the elimination of the registration of our common stock under the Securities Exchange Act.

Direct Costs
------------
Legal fees                      $ 90,000
Independent auditor fees          56,000
Accounting/internal controls
  consulting fees                 35,000
Edgar conversion, printing and
  mailing expenses                 8,000
                                --------
                                 189,000
                                ========
Indirect Costs
--------------
Management and staff time       $ 86,000
                                --------
                                $275,000
                                ========

     As is noted above, we incur substantial indirect costs in management time spent in securities compliance activities. Although it is impossible to quantify these costs specifically, we estimate that the percentage of time spent by our Chief Executive Officer (8%), Vice Chairman (4%), Chief Financial Officer (25%), Controller (20%) and Corporate Secretary (10%) on aspects of SEC compliance activities relevant to their respective positions with the Company represents an aggregate annual cost of $86,000 when calculated as a proportion of their respective salaries. These activities include preparing and reviewing SEC-compliant financial statements and periodic reports, maintaining and overseeing Georgian's disclosure and internal controls, monitoring and reporting transactions and other data relating to insiders' stock ownership, and consulting with external auditors and counsel on compliance issues. We expect that the amount of time spent in compliance-related activities would increase in 2005 in connection with the preparation of management's report on internal controls under Section 404 of the Sarbanes-Oxley Act.

     We believe that our investment of $3.2 million in Georgian's common stock is in the best interest of our shareholders. In order to complete the investment, we expect one-time expenses related to professional services of approximately $90,000 and an increase in annual interest expenses for several years of approximately $150,000. In exchange, as a result of our ability to deregister our common stock, we anticipate perpetual annual savings of $275,000. Additionally, the decrease in the number of shares outstanding will reduce Georgian's overall cost of capital, permitting higher returns to the remaining shareholders. Furthermore, we cannot be assured that our compliance costs or obligations will remain stable in future years. After considering the increasing and unpredictable nature of these costs, the relative difficulty of controlling them in the face of dynamic and challenging legal requirements, and, in particular, the absence of a meaningful corresponding benefit, the board determined that the investment in Georgian's common stock in the Reorganization would serve the Company's long-term best interests.

     Eliminating the registration of our common stock under the Securities Exchange Act will also:

     - reduce significantly the amount of information Georgian is required to furnish to its shareholders and the public generally;

     - eliminate the information Georgian is required to furnish to the Securities and Exchange Commission; and

     - reduce significantly Georgian's legal, accounting, and other compliance costs relating to the requirements of the Sarbanes-Oxley Act and the Securities Exchange Act described in "-Background of the Reorganization" above.

     In addition, our common stock is not listed on an exchange and has historically been very thinly traded. We do not enjoy sufficient market liquidity to enable our shareholders to trade their shares easily. We also do not have sufficient liquidity in our common stock to enable us to use it as potential acquisition currency. As a result, we do not believe that the registration of our common stock under the Securities Exchange Act of 1934 has benefited our shareholders in proportion to the costs we have incurred as a result of this registration.

     Although our reporting obligations and the illiquid nature of its trading market have existed since our initial public offering in 2001 and the Sarbanes-Oxley Act was enacted in 2002, we are undertaking a going-private transaction at this point in our history principally in view of the significant increase in our reporting obligations resulting from becoming subject to the proxy rules in the spring of 2004 and our analysis of the nature, extent and additional expense of the internal control documentation and audit requirements that will begin to affect us in 2005.

     In addition, as is noted in "-Background of the Reorganization," we deferred a decision on a going-private transaction in 2003 in order to focus our efforts more immediately on executing our new business plan and managing our capital infusion and resulting growth. We anticipated that these activities would increase our 2004 and 2005 earnings and took this into account as we deliberated regarding the timing and terms of the Reorganization. We also advised Southard Financial of this expectation in connection with its preparation of its independent valuation and fairness opinion, both of which the board determined were necessary in view of management's role in structuring the transaction and determining the consideration to be offered.

POTENTIAL  DISADVANTAGES  OF  THE  REORGANIZATION

     No organized trading market currently exists for Georgian's common stock. The market liquidity for shares of Georgian's common stock after the Reorganization will be even less than it is now because the number of shares of Georgian common stock available to be traded will decrease. A further decrease in the market liquidity for the shares of Georgian common stock may cause a decrease in the value of the shares. Conversely, however, the more limited supply of Georgian common stock could also prompt a corresponding increase in its market price assuming stable or increased demand for the stock.

     In addition, Georgian will no longer be required to file public reports of its financial condition and other aspects of its business with the Securities and Exchange Commission after the Reorganization. As a result, shareholders will have less legally mandated access to information about Georgian's business and results of operations than they had prior to the Reorganization.

EFFECTS  OF  THE  REORGANIZATION  ON  GEORGIAN

     Reduction in the Number of Shareholders of Record and the Number of Outstanding Shares. Based on information as of September 30, 2004, we believe that the Reorganization will reduce our number of record shareholders from approximately 589 to approximately 242. We estimate that approximately 212,000 shares held by approximately 347 shareholders of record will be exchanged for cash in the Reorganization. The number of outstanding shares of common stock as of September 30, 2004 will decrease from approximately 5,948,786 to approximately 5,736,345. Accordingly, the liquidity of shares of Georgian common stock will be substantially less as a result of the Reorganization than it is currently.

     Elimination of Securities Exchange Act Registration. Our common stock is currently registered under the Securities Exchange Act. After the Reorganization, our common stock will not be registered under the Securities Exchange Act, nor will we be subject to any reporting requirements under the Securities Exchange Act. As a result, we expect to eliminate direct and indirect costs and expenses associated with the Securities Exchange Act registration, which we estimate to be approximately $275,000 on an annual basis. See "-Background of the Reorganization" and "-Reasons for the Reorganization" for a discussion of the nature of the information we will no longer be required to provide.

     Change in Book Value. Because (1) the price to be paid to holders of 2,000 or fewer shares of common stock will be $15.00 per share, (2) the number of shares of common stock expected to be cashed out as a result of the Reorganization is estimated to be approximately 212,000, (3) the total cost to Georgian (including expenses) of effecting the Reorganization is expected to be approximately $3.3 million, and (4) at September 30, 2004, aggregate shareholders' equity in Georgian was approximately $59.4 million, or $9.98 per share, we expect that, as a result of the Reorganization, the book value per share of common stock as of September 30, 2004 will be reduced from approximately $9.98 per share on a historical basis to approximately $9.79 per share on a pro forma basis. Assuming continued asset and earnings growth, however, we would expect appreciation in book value per share on a long-term basis.

     Change in Earnings per Share. The earnings per share of Georgian common stock as of December 31, 2003 on a historical basis will be reduced from approximately $0.07 to $0.03 on a pro forma basis, with earnings per share as of September 30, 2004 remaining unchanged on a pro forma basis. On a long-term basis, however, earnings per share would likely improve in view of the decrease in shares outstanding and our reduction in SEC reporting expenses, offset by increased debt service requirements incurred in the Reorganization.

     Decrease in Capital. As a result of the Reorganization, Georgian's capital will be reduced as of September 30, 2004 from approximately $59.4 million on a historical basis to approximately $56.2 million on a pro forma basis. Georgian anticipates, however, that it will be "well capitalized" for bank regulatory purposes and that its subsidiary, Georgian Bank, will remain "well capitalized" for bank regulatory purposes.

     Effect on Market for Shares. Our common stock is not listed on an exchange, nor will it be listed after the Reorganization. The failure to be listed on an exchange, together with the reduction in public information concerning Georgian as a result of its not being required to file reports under the Securities Exchange Act, will adversely affect the liquidity of the common stock.

     Financial Effects of the Reorganization. We estimate that approximately $3.2 million will be required to pay for the shares of Georgian common stock exchanged for cash in the Reorganization. Additionally, we estimate that professional fees and other expenses related to the transaction will total approximately $90,000. We do not expect that the payment to shareholders receiving cash in the Reorganization and the payment of expenses will have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. Because we do not currently know the actual number of shares that will be cashed out in the Reorganization, we do not know the net amount of cash to be paid to shareholders in the Reorganization. You should read the discussion under "Description of the Plan-Sources of Funds and Expenses" for a description of the sources of funds for the Reorganization and the fees and expenses we expect to incur in connection with the transaction.

EFFECTS  OF  THE  REORGANIZATION  ON  AFFILIATES

     In addition to the effects the Reorganization will have on shareholders generally, which are described in the next section, the Reorganization will have some additional specific effects on our executive officers and directors, each of whom may, as a result of his position, be deemed to be an affiliate of Georgian. As used in this proxy statement, the term "affiliated shareholder" means any shareholder who is a director or executive officer of Georgian or the beneficial owner of 10% or more of Georgian's outstanding shares, and the term "unaffiliated shareholder" means any shareholder other than an affiliated shareholder.

     Changes in Book Value and Earnings per Share. Assuming the Reorganization had been completed as of September 30, 2004, our affiliated shareholders, including Messrs. Teel, Barber and Ekern, would experience the same reduction in book value as our unaffiliated shareholders who will be retaining their equity interest in our company - a decrease in book value per share from $9.98 on a historical basis to $9.79 on a pro forma basis. Earnings per share for the first nine months of 2004 would remain unchanged on a pro forma basis. If the Reorganization had been effected on December 31, 2003, their 2003 earnings per share would be reduced from $.07 on a historical basis to $0.03 on a pro forma basis. See "Information About Georgian and its Affiliates-Stock Ownership by Affiliates" for information about the number of shares of Georgian common stock held by Messrs. Teel, Barber and Ekern and our other affiliates.

     No Further Reporting Obligations Under the Securities Exchange Act. After the Reorganization, Georgian's common stock will not be registered under the Securities Exchange Act. As a result, the executive officers, directors and other affiliates of Georgian will no longer be subject to many of the reporting requirements and restrictions of the Securities Exchange Act, including the reporting and short-swing profit provisions of Section 16, and information about their compensation and stock ownership will not be publicly available.

     Consolidation of Management Ownership. As a result of the Reorganization, we expect that the percentage of beneficial ownership of Georgian common stock held by our executive officers and directors as a group will increase slightly from approximately 23.4% before the Reorganization to approximately 24.2% after the Reorganization. None of the affiliated shareholders will receive cash in the Reorganization because they each own more than 2,000 shares of Georgian common stock.

     Rule 144 Not Available. Because Georgian's common stock will not be registered under the Securities Exchange Act after the Reorganization, executive officers and directors of Georgian may be deprived of the ability to dispose of their shares of Georgian common stock under Rule 144 under the Securities Act of 1933, which provides a "safe harbor" for resales of stock by affiliates of an issuer.

EFFECTS  OF  THE  REORGANIZATION  ON  SHAREHOLDERS  GENERALLY

     The Reorganization will have the following effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders. The effects will vary depending on whether the shareholder (i) receives cash for all of his or her shares, (ii) receives cash for some, but not all, of his or her shares and remains a shareholder, or (iii) does not receive cash for any of his or her shares and continues to hold the same number of shares following the Reorganization. Because a shareholder may own shares in more than one capacity (for example, individually and through an individual retirement account), a shareholder may receive cash for some of his or her shares while retaining ownership of the remaining shares following the Reorganization.

     The following sections describe the material effects that we expect to result from the Reorganization with respect to shares that are exchanged for cash and shares that are unaffected by the Reorganization. You may experience a combination of these effects if you receive cash for some of your shares while retaining ownership of other shares. The effects described below assume that 212,000 shares are exchanged for cash in the Reorganization.

     Cashed-out shares. As to shares of our common stock that are exchanged in the Reorganization for cash, shareholders will experience the following effects:

     - Receipt of Cash. Shareholders will receive $15.00 in cash per share, without interest.

     - Loss of Ownership Interest. Shareholders will no longer have any equity or voting interest in Georgian and will not participate in any future potential earnings or growth of the company or in any shareholder votes.

     - Taxes. Shareholders likely will be required to pay federal and, if applicable, state and local income taxes on cash received in the Reorganization. See "-Federal Income Tax Consequences of the Reorganization."

     - No Trading Costs. Shareholders will be able to liquidate their ownership interests without incurring brokerage costs.

     Remaining Shares. As to shares of our common stock that are not exchanged for cash in the Reorganization, shareholders will experience the following effects:

     - Continuing Interest. Shareholders will retain an ongoing equity interest in Georgian and the ability to participate in any future potential earnings or growth.

     - Decreased Liquidity. We anticipate that the liquidity of our common stock will decrease as a result of the reduction in the number of shareholders from approximately 589 to approximately 242. The absence of an established trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the Reorganization. See "-Effects of the Reorganization on Georgian-Effect on Market for Shares."

     - Decreased Access to Information. If the Reorganization is completed, we intend to terminate the registration of our common stock under the Securities Exchange Act.

          As a result, we would no longer be required to file periodic reports with the Securities and Exchange Commission. See "-Effects of the Reorganization on Georgian-Elimination of Securities Exchange Act Registration."

     - Change in Book Value per Share. Assuming the Reorganization had been completed as of September 30, 2004, the book value per share of our common stock as of September 30, 2004 would have been reduced from approximately $9.98 per share on a historical basis to approximately $9.79 per share on a pro forma basis. Assuming continued asset and earnings growth, however, we would expect appreciation in book value per share on a long-term basis.

     - Change in Earnings per Share. Assuming the Reorganization had been completed as of December 31, 2003, our earnings per share would have decreased from $0.07 per share on a historical basis as of December 31, 2003 to approximately $0.03 per share on a pro forma basis. Had the Reorganization been completed as of September 30, 2004, earnings per share would remain unchanged on a pro forma basis. On a long-term basis, however, earnings per share would likely improve in view of the decrease in shares outstanding and our reduction in SEC reporting expenses, offset by increased debt service requirements incurred in the Reorganization.

     - Slight Increase in Percentage Interest. Shareholders will experience a slight increase in their respective ownership percentages because there will be fewer shares outstanding.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     Presented below are the material federal income tax consequences of the Reorganization to: (i) shareholders (including any affiliated shareholders) who will receive cash in the Reorganization; (ii) Messrs. Teel, Barber and Ekern and all other shareholders who will retain shares of Georgian common stock after the Reorganization; and (iii) Georgian itself.

     The discussion does not address all U.S. federal income tax considerations that may be relevant to certain Georgian shareholders in light of their particular circumstances. The discussion assumes that the Georgian shareholders hold their shares of Georgian common stock as capital assets (generally for investment). In addition, the discussion does not address any foreign, state or local income tax consequences of the Reorganization. The following summary does not address all U.S. federal income tax considerations applicable to certain classes of shareholders, including:

     -    financial  institutions;

     -    insurance  companies;

     -    tax-exempt  organizations;

     -    dealers  in  securities  or  currencies;

     -    traders  in  securities  that  elect  to  mark-to-market;

     - persons that hold Georgian common stock as part of a hedge, straddle or conversion transaction;

     - persons who are considered foreign persons for U.S. federal income tax purposes;

     - persons who acquired or acquire shares of Georgian common stock pursuant to the exercise of employee stock options or otherwise as compensation; and

     - persons who do not hold their shares of Georgian common stock as a capital asset.

     ACCORDINGLY, GEORGIAN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION, INCLUDING APPLICABLE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM OF THE REORGANIZATION IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

Federal Income Tax Consequences to Shareholders Receiving Cash in the Reorganization

     The receipt by a shareholder of cash in the Reorganization will be a taxable transaction for federal income tax purposes under the United States Internal Revenue Code of 1986, as amended (the "Code").

     Under Section 302 of the Code, a shareholder will recognize gain or loss upon receiving cash in the Reorganization if:

     - the Reorganization results in a "complete redemption" of all of the shares held by a shareholder immediately prior to the Reorganization;

     - the receipt of cash is "substantially disproportionate" with respect to the shareholder; or

     - the receipt of cash is "not essentially equivalent to a dividend" with respect to the shareholder.

     These three tests are applied by taking into account not only shares that a shareholder actually owns, but also shares that the shareholder constructively owns pursuant to Section 318 of the Code, as described below.

     If any one of the three tests is satisfied, the shareholder will recognize gain or loss on the difference between the amount of cash received by the shareholder pursuant to the Reorganization and the tax basis in the shares held by such shareholder immediately prior to the Reorganization. Provided that these shares constitute a capital asset in the hands of the shareholder, this gain or loss will be long-term capital gain or loss if the eligible shares are held for more than one year and will be short-term capital gain or loss if such shares are held for one year or less.

     Under the constructive ownership rules of Section 318 of the Code, a shareholder is deemed to constructively own shares owned by certain related individuals and entities in addition to shares directly owned by the shareholder. For example, an individual shareholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents ("family attribution"). In addition, a shareholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the shareholder has a beneficial interest, by partnerships in which the shareholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such shareholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by shareholders of corporations may be considered owned by these entities ("entity attribution"). A shareholder is also deemed to own shares which the shareholder has the right to acquire by exercise of an option.

     The receipt of cash by a shareholder in the Reorganization will result in a "complete redemption" of all of the shareholder's shares held immediately prior to the Reorganization as long as the shareholder does not constructively own any shares of common stock immediately after the Reorganization. However, a shareholder may qualify for gain or loss treatment under the "complete redemption" test even though such shareholder constructively owns shares of common stock provided that (1) the shareholder constructively owns shares of common stock as a result of the family attribution rules (or, in some cases, as a result of a combination of the family and entity attribution rules), and (2) the shareholder qualifies for a waiver of the family attribution rules (such waiver being subject to several conditions, one of which is that the shareholder has no interest in Georgian immediately after the Reorganization, including as an officer, director or employee, other than an interest as a creditor).

     It is anticipated that most shareholders who receive cash in the Reorganization will qualify for capital gain or loss treatment as a result of satisfying the "complete redemption" requirements. However, if the constructive ownership rules prevent compliance with these requirements, such shareholder may nonetheless qualify for capital gain or loss treatment by satisfying either the "substantially disproportionate" or the "not essentially equivalent to a dividend" requirements. In general, the receipt of cash in the Reorganization will be "substantially disproportionate" with respect to the shareholder if the percentage of shares of common stock owned by the shareholder immediately after the Reorganization is less than 80% of the percentage of shares directly and constructively owned by the shareholder immediately before the Reorganization (giving effect to the difference in number of outstanding shares due to the Reorganization), and the shareholder does not own directly and constructively 50% or more of Georgian's outstanding common stock after the Reorganization. Alternatively, the receipt of cash in the Reorganization will, in general, be "not essentially equivalent to a dividend" if the Reorganization results in a "meaningful reduction" in the shareholder's proportionate interest in Georgian.

     If none of the three tests described above is satisfied, the shareholder will be treated as having received a taxable dividend in an amount equal to the entire amount of cash received by the shareholder pursuant to the Reorganization.

     No ruling has been or will be obtained from the Internal Revenue Service in connection with the Reorganization.


Federal Income Tax Consequences to Shareholders Who Do Not Receive Cash in the
                                                       ---
Reorganization

     Messrs. Teel, Barber and Ekern and other affiliated and unaffiliated shareholders who remain Georgian shareholders following the Reorganization and do not receive any cash in the Reorganization will not recognize gain or loss as a result of the Reorganization. The Reorganization will not affect the adjusted tax basis or holding period of any shares of Georgian common stock that a shareholder continues to own after the Reorganization.

Federal Income Tax Consequences to Georgian and Georgian Bank

     Neither Georgian nor Georgian Bank will recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Backup  Withholding

     Non-corporate shareholders of Georgian may be subject to backup withholding at a rate of 28% on cash payments received in the Reorganization. Backup withholding will not apply, however, to a shareholder who (1) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 included in the letter of transmittal, (2) who provides a certificate of foreign status on an appropriate Form W-8, or (3) who is otherwise exempt from backup withholding. A shareholder who fails to provide the correct taxpayer identification number on Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service.

     THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE REORGANIZATION. THUS, GEORGIAN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE
SPECIFIC TAX CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

PRO  FORMA  EFFECT  OF  THE  REORGANIZATION

     The following selected pro forma financial data illustrates the pro forma effect of the Reorganization on Georgian's financial statements as of September 30, 2004, for the nine months ended September 30, 2004 and for the year ended December 31, 2003. Management has prepared this information based on its estimate that Georgian will pay $3.2 million to shareholders in the Reorganization. Please see "Pro Forma Consolidated Financial Information" for the complete pro forma financial information relating to this transaction.

SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

(In thousands except per share data)  As of and for the nine      As of and
                                         months ended         for the year ended
                                       September30, 2004       December 31, 2003
                                      ----------------------  ------------------
Net interest income                   $              11,565               4,457
Provision for loan losses                             3,558               2,207
Other income                                            896                 168
Other expense                                         7,086               3,106
                                      ----------------------  ------------------
Income tax (expense) benefit                           (671)                762
Net income                            $               1,146                  75
                                      ======================  ==================

PER COMMON SHARE
Basic earnings per share              $                 .20                 .03
Diluted earnings per share                              .19                 .03
Book value                            $                9.79                9.58

AT PERIOD END
Assets                                $             624,968             250,058
Shareholders' equity                  $              56,170              54,947
Common shares outstanding                             5,736               5,736

Weighted average shares outstanding                   5,736               2,296

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION

     The board believes that the Plan is substantively and procedurally fair to Georgian's unaffiliated shareholders who will receive cash in the Reorganization. It has also determined that the Plan is substantively and procedurally fair to unaffiliated shareholders who will retain their shares following the Reorganization. The board of directors, including those directors who are not employees of Georgian, have unanimously approved the Plan, and the board unanimously recommends that the shareholders vote for approval of the Plan, which will effect the Reorganization. The board has also approved, and unanimously recommends that the shareholders approve, the adjournment proposal relating to our ability to obtain shareholder approval of the Plan.

     All of Georgian's directors and executive officers have indicated that they intend to vote their shares of common stock (and any shares with respect to which they have or share voting power) in favor of the Plan and the adjournment proposal. The directors and executive officers of Georgian beneficially owned approximately 23% of the shares outstanding as of September 30, 2004. Although the board as a whole recommends that the shareholders vote in favor of the Plan for the reasons set forth in "-Reasons for the Reorganization," no director or executive officer is making any recommendation to the shareholders in his or her individual capacity.

     We considered a number of factors in determining to approve the Reorganization, including the effects described under "-Effects of the Reorganization on Georgian," "-Effects of the Reorganization on Affiliates" and "-Effects of the Reorganization on Shareholders Generally" and the relative advantages and disadvantages described under "-Reasons for the Reorganization" and "-Potential Disadvantages of the Reorganization." The board also reviewed the tax and pro forma financial effects of the Reorganization on Georgian and its shareholders.

     After the Reorganization, Georgian's common stock will not be registered under the Securities Exchange Act. The board considered the views of management regarding the cost savings to be achieved by eliminating the reporting and disclosure requirements related to the registration of the common stock under the Securities Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Securities Exchange Act. Similarly, the board also considered the prospective decrease in the expenses related to servicing shareholders holding small positions in Georgian's stock. Georgian's management determined that the recapitalization would result in savings of approximately $275,000 per year.

     Additionally, the board considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of shareholders to buy and sell shares. However, the board determined that, even as a public company, Georgian has not had an organized trading market for its common stock and that Georgian's shareholders derive little relative benefit from Georgian's status as a public company. The board determined that the cost savings and reduced management time to be achieved by terminating registration of the common stock under the Securities Exchange Act outweighed any potential detriment from eliminating the registration.

     We considered alternatives to the proposed going-private transaction but ultimately approved the Reorganization proposal. Please read the discussion under "-Alternatives Considered" for a description of these alternatives.

     Substantive Fairness. The board considered numerous factors, discussed below, in reaching its conclusion as to the substantive fairness of the Plan to our unaffiliated shareholders who will receive cash in the Reorganization and on unaffiliated shareholders who will retain their shares. In reaching these conclusions, the board considered the following effects in these constituencies.

          - Independent Valuation. According to an independent valuation prepared by Southard Financial, the fair value of the Georgian common stock as of April 30, 2004 was $14.25 per share. The board considered the results of the valuation as well as the underlying factors and methodologies as factors in support of its recommendation to approve the Plan and its conclusion as to the fairness in relation to Georgian's "going concern" value of the cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization. In determining the fairness of the transaction in relation to the "going concern" value, our board relied upon the factors, analyses and conclusions set forth in the independent valuation and adopted these factors, analyses and conclusions as its own. The board did not consider the amount per share that might be realized in a sale of 100% of the stock of Georgian because the board determined that consideration of such an amount was inappropriate in the context of a transaction that would not result in a change of control. The board determined specifically that a slight premium to the $14.25 valuation was fair to both cashed-out and remaining shareholders in view of the involuntary nature of the transaction for those receiving cash and the relatively small amount of the premium for those retaining their shares.

          - Opinion of Independent Financial Advisor: Southard Financial has delivered its opinion to the board that the $15.00 per share price to be paid in the Reorganization is fair, from a financial point of view, to Georgian's shareholders. The board reviewed and considered the financial analyses presented to it in connection with the opinion and adopted Southard Financial's conclusions and analyses as its own. The board considered the conclusions drawn in the fairness opinion as factors supporting its recommendation to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization. A copy of the opinion is attached as Appendix C. See "Opinion of Independent
                                         ----------
               Financial  Advisor"  for  additional  information.

          - Premium to Book Value: The price per share to be paid in the Reorganization reflects a 50% premium to Georgian's September 30, 2004 book value per share. Although book value was a factor, among others, that the board considered in determining the cash consideration to be paid in the Reorganization, the board determined that it was not directly relevant because book value is a historical number that may not reflect the fair market values of our assets and liabilities.

          - Earnings Multiple: The price per share that will be paid in the Reorganization reflects a multiple of 214 times Georgian's earnings per share for the year ended December 31, 2003 and 55 times its earnings per share for the nine months ended September 30, 2004. In view of the recent rapid earnings growth that Georgian has experienced, the board did not view these multiples as individually reliable factors in its decision to approve the Plan or its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, either those who would receive cash for their shares or those who would retain their shares following the Reorganization.

          - Effects on Book Value and Earnings per Share: Although shareholders retaining an equity interest in the Company will experience an immediate reduction in book value per share, with earnings per share for the first nine months of 2004 remaining unchanged on a pro forma basis, we believe both measures are likely to improve over the long term, in view of the asset and earnings growth we have experienced and the reduction in expenses and the number of shares outstanding that will result from the Reorganization. The board viewed these as factors supporting its recommendation to approve the Plan and its conclusion as to the substantive fairness of the Reorganization to unaffiliated shareholders retaining their equity interest in the Company.

          - Historical Market Prices of the Georgian Common Stock: Our stock is not listed on an exchange, and there is not an organized trading market for our common stock. In our September 2003 private placement, our stock sold at $10.00 per share. We do not have any information as to trading prices for our common stock between the private placement and the date we announced the proposed Reorganization, and we have not repurchased any shares of our common stock during the past two years. The price per share to be paid in the Reorganization represents a 50% premium over the last known trading price for our common stock prior to announcement of the Reorganization. However, in view of the limited amount of available data, the board did not consider the recent trading history of our common stock in comparison to the cash consideration offered in the Reorganization as more than a "base" or "benchmark" factor in its recommendation to approve the Plan or its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash and those who would retain their shares following the Reorganization.

          - Liquidity Provided. The Reorganization will provide liquidity, without brokerage costs, to shareholders receiving cash in the Reorganization. We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the lack of an organized market for our stock. The board considered the opportunity to provide this liquidity as a factor supporting its recommendation to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders receiving cash in the Reorganization.

          - Tax Consequences. The board noted that the Reorganization would not result in a taxable event for shareholders retaining their shares in the Reorganization, as Messrs. Teel, Barber and Ekern and all of our directors are entitled to do. The board also considered that, except with respect to shareholders who have acquired their shares within the prior 12 months, the cash consideration offered in the Reorganization would be taxed as a long-term capital gain for shareholders terminating their actual and constructive stock ownership in the Company. The facts that the transaction would not result in a taxable event to shareholders retaining their shares following the Reorganization contributed to the board's recommendation and conclusion as to the fairness of the transaction to unaffiliated shareholders who would retain their shares following the Reorganization. Although the transaction would result in a taxable event to unaffiliated shareholders receiving cash in the Reorganization, the board determined that this negative factor was mitigated somewhat by the positive factor that the cash to be received by these shareholders would likely receive tax-advantaged long-term capital gains treatment.

          - Absence of Firm Offers. The board considered the absence of any firm offers for the acquisition of our company, the fact that the board has no plans to seek an acquisition of our company in the foreseeable future and its opinion that firm offers are not likely to be forthcoming as factors tending to support its recommendation to approve the Reorganization and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization.

     In connection with its fairness determination, and given its determination that the $15.00 per share cash consideration represented a premium over book value, the board did not consider Georgian's liquidation value in light of the following reasons. First, because the vast majority of a bank's assets and liabilities are monetary assets whose book values generally approximate their fair market values, the liquidation values of these assets and liabilities would generally command material discounts both to fair market value and, accordingly, book value. In addition to the liquidation discounts, because the liquidation of a financial institution is an extremely expensive and time-consuming process involving significant regulatory procedures and numerous regulatory approvals, the costs of the liquidation of a financial institution further reduce any net assets that would otherwise be available to shareholders following liquidation. In light of these factors, and because the Reorganization consideration was greater than Georgian's book value, the board of directors concluded that the determination of a liquidation value was not material to the financial fairness of the transaction. However, it is not possible to predict with certainty the future value of our assets or liabilities or the intrinsic value that those assets or liabilities may have to a specific buyer that has not been identified. As a result, although we believe the possibility is remote, the liquidation of our assets and liabilities could conceivably produce a higher value than our value as a going concern.

     After consideration of all of the foregoing information, the board determined that a fair price to be paid to cashed-out shareholders in the Reorganization is $15.00 per share. The board is not aware of any material contacts, negotiations or transactions, other than in conjunction with the Reorganization as described in "-Background of the Reorganization" and "Information About Georgian and its Affiliates-Directors and Executive Officers," during the preceding two years for (1) the merger or consolidation of Georgian into or with another person or entity, (2) the sale or other transfer of all or any substantial part of the assets of Georgian, (3) a tender offer for any outstanding shares of Georgian common stock, or (4) the election of directors to our board.

     Procedural Fairness. The board of directors is seeking shareholder approval of the transactions contemplated by the Plan. The vote of a majority of the votes entitled to be cast on the Plan will be required to approve it. Approval by a majority of unaffiliated shareholders is not required. The board determined that any such voting requirement would usurp the power of the holders of greater than a majority of Georgian's shares to consider and approve the Reorganization. The board also considered such a provision unnecessary in light of the fact that the Plan's provisions apply regardless of whether a shareholder is an affiliate and in view of a shareholder's right, whether affiliated or unaffiliated, to dissent from the merger and obtain the fair value of his or her shares under Georgia law.

     No unaffiliated representative acting solely on behalf of unaffiliated shareholders for the purpose of negotiating the terms of the Reorganization or preparing a report covering its fairness was retained by Georgian or by a majority of directors who are not employees of Georgian. In rendering its fairness determination, the board concluded that the Reorganization is fair regardless of whether certain other procedural safeguards were used, such as the retention of an unaffiliated shareholder representative, because the Plan treats affiliated and unaffiliated shareholders identically. In making its determination of fairness, the board also considered the other procedural safeguards that were implemented. In that regard, the board noted that an independent financial advisor had been engaged and had considered and rendered its opinion as to the fairness of the consideration payable in the Reorganization, from a financial point of view, to all shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization. Because the board obtained the valuation and fairness opinion from an unaffiliated entity, the board determined that the cost of obtaining an additional fairness opinion or valuation from another unaffiliated representative would not provide any meaningful additional benefit. The board also considered that the transaction was approved by all of the directors who are not employees of Georgian. After consideration of the factors described above, the board believes that the Reorganization is procedurally fair notwithstanding the absence of such an unaffiliated shareholder approval requirement or unaffiliated representative.

     We have not made any provision in connection with the Reorganization to grant unaffiliated shareholders access to our corporate files, except as provided under the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at our expense. With respect to unaffiliated shareholders' access to our corporate files, the board determined that this proxy statement, together with Georgian's other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the Plan. The board also considered the fact that under the Georgia Business Corporation Code, and subject to specified conditions set forth under Georgia law, shareholders have the right to review Georgian's relevant books and records of account. As for obtaining legal counsel or appraisal services for unaffiliated shareholders at Georgian's expense, the board did not consider these necessary or customary. In deciding not to adopt these additional procedures, the board also took into account factors such as Georgian's size and the cost of such procedures.

     Finally, the board noted that shareholders who wish to increase their record holdings in order to avoid being cashed out may do so by purchasing shares of Georgian common stock from other shareholders prior to the effective time of the Reorganization. The Reorganization will also provide liquidity, without brokerage costs, to shareholders receiving cash in the Reorganization.

     After consideration of the factors described above, the board of directors believes that the Plan is procedurally fair, notwithstanding the absence of an unaffiliated shareholder approval requirement, an unaffiliated shareholder representative and the provision of legal counsel or appraisal services at Georgian's expense, to Georgian's unaffiliated shareholders, both those who will receive cash in the Reorganization and those who will retain their shares. Additionally, the board believes that the Plan is substantively fair to these constituencies. Finally, it has determined that the Plan is substantively and procedurally fair to affiliated shareholders for the same reasons specified as to unaffiliated shareholders, given that the Plan does not distinguish between these groups.

AFFILIATES'  DETERMINATION  OF  FAIRNESS  OF  THE  REORGANIZATION

     Georgian's affiliates consist of its directors and executive officers, all of whom are listed under "Information About Georgian and its Affiliates-Directors and Executive Officers." Georgian does not have any shareholders owning more than 10% of its common stock. Each of Georgian's affiliates believes that the Reorganization is substantively and procedurally fair to, and in the best interests of Georgian's shareholders, including unaffiliated shareholders as a group, both those who will receive cash in the Reorganization and those who will retain their shares. In reaching this conclusion, they relied upon the factors considered by and the analyses and conclusions of the board of directors and adopted such factors, analyses, and conclusions as their own. See "- Recommendation of the Board of Directors; Fairness of the Reorganization."

DETERMINATIONS BY INTERIM AND OTHER FILING PERSONS

     Interim was organized for the sole purpose of facilitating the Reorganization. Its sole shareholder, director and executive officer is Gordon
R. Teel, who is also Georgian's Chairman and Chief Executive Officer. In addition to Interim, Georgian's executive officers, Gordon R. Teel, Kenneth L. Barber and Philip H. Ekern, are also deemed to be "filing persons" for purposes of this transaction. For Interim and each of the filing persons, its purpose and reasons for engaging in the Reorganization, alternatives considered, and determinations and supporting analyses regarding substantive and procedural fairness of the Reorganization to unaffiliated shareholders receiving cash in the Reorganization and to those retaining shares were the same as those of the board of directors expressed in "-Purpose of the Reorganization," "-Alternatives Considered," "Reasons for the Reorganization," and "Recommendation of the Board of Directors; Fairness of the Reorganization" and in each case were adopted as its own.

OPINION OF INDEPENDENT FINANCIAL ADVISOR

     On May 19, 2004, the Board engaged Southard Financial ("Southard") to provide a valuation opinion of Georgian's common stock as of April 30, 2004 and a fairness opinion relating to the price to be paid to shareholders receiving cash in the Reorganization. Copies of the fairness and valuation opinions are attached as Appendices C and D, respectively.
              ---------------------

Independent Valuation

     The Board engaged Southard to render a valuation of Georgian's common stock. Southard's valuation, presented to the Board on July 13, 2004, indicated that as of April 30, 2004, the cash fair value of Georgian's common stock was $14.25 per share (the "Valuation"). The Board reviewed the basis for and the methodology used in Southard's valuation. The directors unanimously determined, after giving careful consideration to a number of factors, to utilize a price of $15.00 per share in the transaction, subject to receipt of a fairness opinion from Southard, and that the Plan of Reorganization and the Reorganization were fair to, and in the best interests of, Georgian and its shareholders, including both affiliated and unaffiliated shareholders, and unanimously approved the Plan and the Reorganization. Southard did not recommend the amount of consideration to be paid in the Reorganization.

Fairness Opinion

     On August 23, 2004, Southard rendered to the Board its opinion to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the cash consideration of $15.00 per share to be paid in the Reorganization was fair, from a financial point of view, to Georgian's shareholders, including unaffiliated shareholders and both shareholders who will receive cash in the Reorganization and those who will retain their shares after the Reorganization (the "Fairness Opinion"). You should read the discussions below under "Valuation Opinion" and "Fairness Opinion" for more information relating to these opinions and the related financial analyses.

     The full text of the written Fairness Opinion, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix C hereto and is incorporated herein by reference. Southard's opinion is directed to the Board, addresses only the fairness of the cash consideration to be paid in the Reorganization from a financial point of view, and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the special shareholders' meeting. The summary of the opinion of Southard set forth herein is qualified in its entirety by reference to the full text of such opinion.

     In connection with the Valuation and its opinion, Southard reviewed and analyzed certain publicly available financial information and other information concerning Georgian and certain internal analyses and other information furnished to Southard by Georgian. Southard also held discussions with members of senior management of Georgian regarding the business and prospects of Georgian. In addition, Southard performed such other studies and analyses and considered such other factors as Southard deemed appropriate.

Opinions of Southard Financial

     As described in its opinions, Southard assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by or discussed with Southard for purposes of their opinion. With respect to the information relating to the prospects of Georgian, Southard assumed that such information reflected the best currently available judgments and estimates of the management of Georgian as to the likely future financial performance of Georgian. Southard did not verify through independent inspection or examination the specific assets or liabilities of Georgian. Southard did not make nor were they provided with an independent evaluation or appraisal of the assets or liabilities of Georgian. The following is a summary of the material analyses and factors considered by Southard in connection with the Valuation and the Fairness Opinion presented to the Board:

     Georgian's Board of Directors retained Southard to render its independent determination as to the fair value of the Georgian common stock for use in connection with the Board's consideration of the proposed going-private transaction. Subsequently, the Board engaged Southard to render a written opinion as to the fairness, from a financial point of view, to all of the shareholders of Georgian of the cash consideration to be paid to shareholders who will receive cash in connection with the proposed Reorganization. No limitations were imposed by the Board upon Southard with respect to the investigations made or procedures followed in rendering either the Valuation or its Fairness Opinion.

     Southard is a specialized consulting and valuation firm focusing on providing stock valuations to companies and financial institutions located throughout the United States, or to groups of individuals associated with U.S.-based companies and financial institutions. As part of its line of professional services, Southard specializes in rendering valuation opinions of banks and bank holding companies nationwide. Georgian selected Southard to render the Valuation and to serve as its financial advisor based on Southard's reputation, expertise and familiarity with Georgia-based financial institutions.

     In connection with providing the Valuation, the Georgian Board provided no specific instructions to Southard, other than to provide the Board with a fair value appraisal of Georgian stock. With the concurrence of Georgian and Georgian's counsel, Southard determined that fair value of the Georgian stock for the purposes presented would be based on the value of a pro rata share of Georgian as a going concern and that no minority, marketability or liquidity discounts would be applied. In addition, Southard determined it appropriate, in determining the fair value of the Georgian stock, to consider all usual and customary approaches to value, including net asset value, investment value and market value.

     As described above, in addition to providing the Valuation, Georgian retained Southard to render its Fairness Opinion. Southard rendered to the Georgian Board its written opinion dated August 23, 2004, to the effect that, as of such date and based upon and subject to certain matters stated in the Fairness Opinion, the cash consideration to be paid to cashed-out shareholders in the Reorganization is fair, from a financial point of view, to the shareholders of Georgian, including both the cashed-out shareholders and the shareholders who would not receive cash in the Reorganization.

     Copies  of  the  Fairness  Opinion  and  Valuation, which set forth certain assumptions made, matters considered and limits on the review undertaken by Southard are attached as Appendices C and D, respectively, to this proxy
                             -------------------
statement. You are urged to read them in their entirety.

     The following summary of the procedures and analyses performed, and assumptions used, by Southard is qualified in its entirety by reference to the text of the Fairness Opinion and the Valuation. The Fairness Opinion is directed only to the financial terms of the Reorganization, and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the special shareholders' meeting.

     In arriving at the Valuation and the Fairness Opinion, Southard reviewed and analyzed, among other things, the following: (i) the financial statements of Georgian and its subsidiaries; (ii) certain other publicly available financial and other information concerning Georgian and its subsidiaries; (iii) publicly available information concerning other banks and bank holding companies, the trading markets for their securities and the nature and terms of certain other transactions relevant to Southard's inquiry; (iv) the competitive and economic outlook for Georgian's trade area; (v) the book value and financial condition of Georgian and its subsidiaries; (vi) the future earnings and dividend paying capacity of Georgian and its subsidiaries; (vii) previous sales of Georgian stock; and (viii) the prevailing market prices for selected banking organizations in Georgia and the United States. Southard held discussions with senior management of Georgian concerning Georgian's past and current operations, financial condition and prospects, as well as the results of recent bank regulatory examinations.

     In conducting its review and in arriving at the Valuation and the Fairness Opinion, Southard relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available, and did not attempt to independently verify the same. Southard did not make or obtain any evaluations or appraisals of the properties of Georgian, nor did it examine any individual loan credit files. For purposes of the Fairness Opinion, Southard assumed that the Reorganization will have the tax, accounting and legal effects described in the proxy statement and assumed that the transaction would be consummated on a timely basis in the manner presented by Georgian and in compliance with applicable laws and regulations.

     As more fully discussed below, Southard considered such financial and other factors as it deemed appropriate under the circumstances, including among others the following: (i) the historical and current financial position and results of operations of Georgian, including interest income, interest expense, net interest income, net interest margin, provision for loan losses, non-interest income, non-interest expense, earnings, dividends, internal capital generation, book value, intangible assets, return on assets, return on shareholders' equity, capitalization, the amount and type of non-performing assets, loan losses and the reserve for loan losses, all as set forth in the financial statements for Georgian and its subsidiaries; and, (ii) the assets and liabilities of Georgian and its subsidiaries, including the loan investment and mortgage portfolios, deposits, other liabilities, historical and current liability sources and costs and liquidity. Southard also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and its knowledge of the banking industry generally. The Valuation and the Fairness Opinion are necessarily based upon conditions as they existed and can be evaluated on the respective dates thereof and the information made available to Southard through such dates.

     In connection with rendering the Valuation and the Fairness Opinion, Southard performed certain financial analyses, which are summarized below.
Southard believes that its analysis must be considered as a whole, and that selecting portions of such analysis and the factors considered therein, without considering all factors and analysis, could create an incomplete view of the analysis and the processes underlying the Valuation and the Fairness Opinion. The preparation of a valuation or fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In its analyses, Southard made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Georgian. Any estimates contained in Southard's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals of such companies or necessarily reflect the prices at which such companies or their securities may actually be sold.

Valuation Opinion

     In order to determine the fair value of Georgian common stock, and as explained below, Southard utilized the following approaches in its Valuation: net asset value, market value and income value. Southard first determined the value of Georgian's subsidiary (Georgian Bank) and then adjusted that value to reflect the other assets and liabilities of Georgian.

     Because of the very high capital ratio of Georgian Bank, it was deemed appropriate to base the valuation on a two-tiered approach: the valuation of tangible capital at "normal" levels, and the valuation of excess capital. Based on a more normal equity/assets ratio of 9.0%, Georgian Bank's tangible capital would be $32,920,274 on assets of $366,254,561 at April 30, 2004, leaving excess capital of $24,000,000. These figures were used at the appropriate places in the Valuation analysis.

     Asset Based Approach. Net asset value is the value of the net equity of a corporation, including every kind of property and value. This approach normally assumes liquidation on the date of appraisal with recognition of securities gains or losses, real estate appreciation or depreciation and any adjustments to the loan loss reserve, discounts to the loan portfolio or changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern. Furthermore, since this method does not take into account the values attributable to the going concern such as the interrelationship among the corporation's assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little or no weight is given to the net asset value method of valuation.

     In utilizing the asset-based approach, Southard adjusted Georgian Bank's reported book value at April 30, 2004 to reflect goodwill of $1,055,000. An adjustment was then made to reflect a deposit premium of 6.5% on non-brokered deposits. Utilizing the asset based approach, Southard valued Georgian Bank under the asset based method at $71,617,000 as of April 30, 2004.

     Market Approach. Market value is defined as the price at which property would change hands between a willing seller and a willing buyer when both parties have the same information and neither party is acting under compulsion. This definition of value produces a result that could be achieved if the property were to be sold in an arm's-length transaction. The market value method is frequently used to determine the price of smaller blocks of stock when both the quantity and the quality of the "comparable" data are deemed sufficient.

     The fair value for Georgian Bank using the market value method is based upon a comparison with recent transactions involving the sale of banks and bank holding companies in Georgia and surrounding states, as well as throughout the United States. Specifically, Southard developed a list of reasonably comparable whole bank transactions and applied those multiples to Georgian Bank. The focus of the review was banks of similar size, performance, and capitalization (equity/asset ratio). A complete list of the transactions, as well as selected summary information, is contained in the Valuation. It should be noted that none of the transactions considered were for "going-private" transactions since state laws that govern those transactions vary from jurisdiction to jurisdiction. Nevertheless, Southard believed that the selected transactions were sufficiently comparable to the Reorganization because, in addition to the fundamental factors described above, they represented change of control transactions valued on a controlling interest basis - the same standard applied in Southard's analysis in the Georgian transaction.

     Considering these factors, the base capitalization rates were: (a) price/earnings of 29.1x (b) price/book value of 242.88%, and (c) price/assets of 20.80%, based on the average in the first quarter of 2004. Often it is necessary to apply a fundamental discount to the base capitalization factors to reflect the relative attractiveness of the Bank and its market area, as well as its earnings history. In Southard's opinion, based upon all of the available data, no discount was necessary. As a result, the risk-adjusted capitalization factors were 29.0 times earnings, 240% of book value, and 20.8% of assets (all rounded). The average multiples were applied to the appropriate benchmarks for Georgian Bank after adjusting for the high capital ratio. The excess capital was then added to determine the value of Georgian Bank. The analysis presented in detail in the Valuation.

     In using the market value method, Southard reached a valuation of Georgian Bank of $91,309,000 under the price to earnings method, $103,009,000 under the price to book value method, and $100,181,000 under the price to assets method as of April 30, 2004.

     Income Approach. The income approach is sometimes referred to as the investment value or the earnings value. The investment value is frequently defined as an estimate of the present value of future benefits. Another popular investment value method is to determine the level of the current annual benefits and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Southard determined the net present value of the projected future benefits to shareholders using a discount rate of 15.9% (within an acceptable range considering the risk-return relationship Southard has observed most investors would demand for an investment of this type (small to medium-sized community banking companies)).

     In utilizing the income approach, Southard took into account the earnings of Georgian Bank over the 2003-04 period as well as the budget for 2004. Given the "start-up" nature of Georgian and the required funding of the loan loss reserve due to growth, adjustments to reported earnings were made to reflect a peer level loan loss provision, adjusted for Georgian Bank's loans/assets ratio. Southard also developed an estimate of the anticipated economics (savings) to a potential acquiror of Georgian Bank (synergistic earnings approach). Based upon Southard's review, the estimated savings approximated 0.40% of average assets, or $1.25 million (pre-tax). This analysis is presented in the Valuation.

     Utilizing the income approaches to value Georgian's stock, Southard determined that the value of Georgian's stock as of April 30, 2004 under the synergistic price/earnings method was $79,764,000 and that the value under the discounted future earnings method was $101,486,000.

     Combined Value. The various methodologies were assigned weights in arriving at a combined value of Georgian Bank as of April 30, 2004. Southard assigned weights as follows to the methodologies considered above: 0% to the asset based value; and 20% each to the market approach-price/earnings method, market approach-price/book value method, market approach-price-asset method, income approach synergistic earnings method, and income approach-discounted future earnings method. Southard believes that the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of the Valuation opinion. Based on the analysis presented above, the combined valuation of Georgian Bank was $95,149,800 as of April 30, 2004.

     The value of Georgian was then determined by adding the other assets of Georgian, net of its liabilities. The resulting value was $96,468,261 as of April 30, 2004. Further, the analysis was performed on a diluted basis, assuming that all stock options and warrants were exercised. This procedure was necessary since the Valuation was prepared assuming the sale of Georgian Bank, at which time all of Georgian's outstanding (in-the-money) options and warrants would become immediately exercisable. Georgian had outstanding warrants to purchase 2,185,000 shares of its stock at $10.00 per share and options to purchase 372,000 shares at a weighted average price of $7.79 per share. Thus, the proceeds of the exercise of all the warrants and options would be $24,746,160, and the outstanding shares would increase to 8,505,786. Thus, the total value of Georgian became $121,214,160 and the number of fully diluted shares became 8,505,786. The value per share was then determined by dividing the total value by the number of fully diluted shares, resulting in $14.25 per share. The value on an undiluted basis would have been higher than $14.25 per share, and also higher than the $15.00 per share to be paid in the merger. Nevertheless, Southard believes it is necessary to consider the dilutive impact of warrants and options in determining fair value on a controlling interest basis.

     As a result of all the analyses performed, Southard determined that the fair value of Georgian common stock was $14.25 per share as of April 30, 2004.

Fairness Opinion

     On August 23, 2004, Southard issued a Fairness Opinion on the proposed Reorganization. The Fairness Opinion was based on financial information through June 30, 2004 (the most recent quarter-end). In preparing the Fairness Opinion, Southard determined that the $15.00 per share price being paid to the cashed out shareholders represented the following pricing ratios:

         Price/Book Value ($9.80 per share at 6/30/04)      153%
         Price/Earnings ($0.04 per share annualized)        375x
         Price/Assets at June 30, 2004                      18.7%
         Price/Book Value - 9% Capital                      216%
         Price/Assets - 9% Capital                          19.4%

     Comparison With Recent Control Bank Transactions. Southard reviewed the pricing of the Reorganization in comparison with recent control bank transactions listed in Appendix E to the Valuation. In this comparison, Southard found that the price/book value and the price/asset ratios for the Reorganization were below the market pricing for whole bank transactions. However, the price/earnings ratio was substantially above the market. Further, when adjusted to 9% capital, the price/book value and price/assets ratios were within the range of market ratios.

     Analysis of Liquidity. Georgian stock is not listed on an exchange, and there is not an organized trading market for the stock. Since the private placement in 2003, Georgian has not bought or sold any of its stock and there have been no trades in Georgian common stock for which pricing information is available. Thus, the ability to sell Georgian stock is very limited and the proposed Reorganization would provide some liquidity for smaller minority shareholders.

     Discounted Cash Flow Analysis. Southard also prepared a pro forma discounted cash flow analysis utilizing the present value of the estimated future dividend stream that Georgian Bank would be expected to generate over the next five to 10 year period (including the present value of the value of Georgian's common stock at the end of the five to 10 year period). In utilizing the pro forma discounted cash flow analysis, Southard used an estimate of ongoing earnings for 2004, and assumed annual growth in earnings of 10% to 20% and annual growth in assets of 5% to 10%. These growth rates reflect Southard's estimate of ongoing growth after Georgian Bank's start-up period, when growth rates are very high and not sustainable. Southard also assumed a dividend payout ratio to maintain a capital ratio of no more than 9%. This does not relate to Georgian Bank's historical dividend payout ratio, but provides an indication of Georgian Bank's capacity to pay dividends under varying growth scenarios. Additionally, Southard determined the value of Georgian common stock at the end of this 5-10 year period by applying price to earnings multiples of 18 to 20 times the projected net income in the final year of the analysis. The dividend stream and the "terminal value" of Georgian common stock were discounted to the present using discount rates of between 12% and 16%. These discount rates represent typical rates of return for smaller publicly traded banks and bank holding companies, and are consistent with rates of return on equity for more established (mature) community banks. As a result of Southard's discounted cash flow analysis, the implied value of Georgian was consistently near or below the price proposed in the Reorganization.

     Finally, from the perspective of those shareholders of Georgian who will remain shareholders of Georgian after the Reorganization, Southard has concluded, after analysis and conversations with Georgian senior management, that those shareholders are forecast to experience no earnings per share appreciation, and incur equity per share dilution, on an immediate post-Reorganization basis. However, in the period following the Reorganization, the remaining shareholders should experience appreciation in book value per share as Georgian's assets continue to grow and as earnings continue to improve. Further, going forward the shareholders should see an increase in earnings per share after the transaction, due to there being fewer shares outstanding, and due to lower expenses relative to SEC registration and related costs.

     Based on all factors that Southard deemed relevant and assuming the accuracy and completeness of the information and data provided, Southard concluded that the cash consideration of $15.00 per share that the cashed-out shareholders are entitled to receive in connection with the Reorganization, is fair, from a financial standpoint, to all shareholders of Georgian, including those shareholders receiving the cash consideration as well as those shareholders of Georgian who will remain shareholders of Georgian after the Reorganization.

     Prior to its engagement to assist the Georgian Board and management in connection with their analysis of a potential going-private transaction, Southard had not previously provided valuation or other professional services to Georgian. Southard has not previously served as a market maker for Georgian's common stock. Southard and its employees have no past, present, or future contemplated interest (financial or otherwise) in Georgian or Georgian Bank.

     Georgian has agreed to pay Southard $9,500 for rendering the Valuation and the Fairness Opinion. Georgian has also agreed to reimburse Southard for its reasonable out-of-pocket expenses and to indemnify Southard against certain liabilities, including liabilities under the federal securities laws.

     YOU ARE ENCOURAGED TO READ THE SOUTHARD OPINION IN ITS ENTIRETY. THE FULL TEXT OF THE SOUTHARD OPINION IS ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT.

                            INFORMATION REGARDING THE
                         SPECIAL MEETING OF SHAREHOLDERS

TIME  AND  PLACE  OF  MEETING

     We are soliciting proxies through this proxy statement for use at a special meeting of Georgian shareholders. The special meeting will be held at 10:00 a.m. on __________, 2004, at the Metropolitan Club, 5895 Windward Parkway, Alpharetta, Georgia 30005.

RECORD  DATE  AND  MAILING  DATE

     The close of business on __________, 2004, is the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. We first mailed the proxy statement and the accompanying form of proxy to shareholders on or about ____________, 2004.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the record date, Georgian had 10,000,000 shares of common stock, $.01 par value, authorized, of which ________ shares were issued and outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting. Georgian also has 10,000,000 shares of preferred stock, $.01 par value, authorized, but no shares of such stock are outstanding or were outstanding on the record date.

PURPOSE  OF  SPECIAL  MEETING

     The purpose of the special meeting is for shareholders to vote on an Agreement and Plan of Reorganization (the "Plan") providing for the merger of Georgian Interim Corporation with and into Georgian, with Georgian surviving the merger and the holders of 2,000 or fewer shares of Georgian common stock generally receiving $15.00 in cash in exchange for each of their shares of such stock. The text of the Plan is set forth in Appendix A to the enclosed proxy
                                                ----------
statement. The Reorganization is designed to take Georgian private by reducing its number of shareholders of record below 300. Shareholders will also vote on a proposal to allow the special meeting to be adjourned to another time and date in the event such action is necessary for the board of directors to solicit additional proxies or attendance at the meeting.

DISSENTERS' RIGHTS

     Shareholders are entitled to dissenters' rights in connection with the Plan. See "Description of the Plan-Dissenters' Rights."

PROCEDURES  FOR  VOTING  BY  PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the approval of the Plan, FOR the adjournment proposal and in the best judgment of the persons appointed as proxies on all other matters that are unknown to us as of a reasonable time prior to this solicitation and that are properly brought before the special meeting.

     You can revoke your proxy at any time before it is voted by delivering to Georgian's Corporate Secretary, at 3270 Florence Road, Powder Springs, Georgia 30127, either a written revocation of the proxy or a duly signed proxy bearing a later date or by attending the special meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of Georgian common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the Plan. The adjournment proposal and any other matter that may properly come before the special meeting requires that more shares be voted in favor of the matter than are voted against the matter. On September 30, 2004, Georgian's directors and executive officers owned, directly or indirectly, 1,468,757 shares, representing approximately 23.4%, of the outstanding shares of common stock as of that date. Each of the directors and executive officers has indicated that he intends to vote his shares in favor of the Plan and the adjournment proposal.

     Abstentions. A shareholder who is present in person or by proxy at the special meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the special meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter. Based on the _________ shares outstanding as of the record date, a quorum will consist of 2,974,394 shares represented either in person or by proxy. This also represents the minimum number of votes required to be cast in favor of the Plan in order to approve it. Assuming only the minimum number of shares necessary to constitute a quorum are present in person or by proxy at the special meeting, and assuming one of those shares is subject to a proxy marked as an abstention, the Plan proposal would not pass because it would not have received the affirmative vote of a majority of the votes entitled to be cast at the meeting. As a result, such an abstention would effectively function as a vote against the Plan, even though it would not be counted in the voting tally as such. On the other hand, abstentions will not affect the outcome of any other proposal properly brought before the meeting because only a majority of the votes actually cast must be voted in favor of such a proposal.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposal but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. Based on the same reasoning that applies to abstentions as discussed above, broker non-votes will effectively function as votes against the Plan but will not affect the outcome of any other proposal(s) at the special meeting.

SOLICITATION OF PROXIES

     Proxies are being solicited by our board of directors, and Georgian will pay the cost of the proxy solicitation. In addition, our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone or fax. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                             DESCRIPTION OF THE PLAN

THE REORGANIZATION

Structure

     The Plan provides for the merger of Georgian Interim Corporation ("Interim") with and into Georgian, with Georgian surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders owning 2,000 or fewer shares of Georgian common stock will receive $15.00 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

Effect on Shareholders

     A shareholder who owns 2,000 or fewer shares of Georgian common stock "of record" will generally receive $15.00 per share in cash in the Reorganization, while a record holder of more than 2,000 shares will be unaffected. A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds four separate certificates individually, as a joint tenant with someone else, as trustee and in an IRA, those certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. Similarly, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker. Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, our Plan is based on the number of shares held of record without regard to the ultimate control of the shares, except for a limited exception involving shares held in an IRA as discussed below.

     As a result, a single shareholder with more than 2,000 shares held in various accounts could receive cash in the Reorganization for all of his or her shares if those accounts individually hold 2,000 or fewer shares. To avoid this, the shareholder would need to consolidate his or her ownership into a single form of ownership representing more than 2,000 shares. The acquisition of additional shares prior to the effective date of the Reorganization is also permitted.

     The Plan provides for one limited exception to the "record holder" counting rules described above. Although an individual retirement account counts as a separate shareholder of record, our Plan permits shareholders who own more than 2,000 shares of record and in an IRA account on a combined basis to retain those shares in the same form. For example, a shareholder holding 1,500 shares in his or her own name and 600 shares in an IRA would be able to keep the shares held in each account, even though the Plan would otherwise require that the shares in both accounts be converted to cash. Conversely, however, a shareholder with 1,000 shares in his or her own name and 500 shares in an IRA would receive cash for all 1,500 shares under the Plan.

Effect on Outstanding Stock Options and Warrants

     The holders of outstanding stock options and warrants issued by Georgian will continue to hold those securities. The terms of the options and warrants will not be affected by the Reorganization.

Legal Effectiveness

     As soon as practicable after shareholder approval of the Plan, we will file articles or a certificate of merger with the Georgia Secretary of State and will send a Letter of Transmittal to all record holders of Georgian common stock who are entitled to receive cash in the Reorganization. The Reorganization will be effective upon filing of the articles or certificate of merger with the Georgia Secretary of State. We anticipate that this will occur in the fourth quarter of 2004.

     On the effective date of the Reorganization, each shareholder who owns 2,000 or fewer shares of record immediately prior to the Reorganization will not have any rights as a Georgian shareholder and will have only the right to receive cash as provided under the Plan.

Exchange of Stock Certificates for Cash

     The Letter of Transmittal will provide the means by which shareholders will surrender their Georgian stock certificates and obtain the cash to which they are entitled. If certificates evidencing the Georgian common stock have been lost or destroyed, Georgian may, in its full discretion, accept a duly executed affidavit and indemnity agreement of loss or destruction in a form satisfactory to Georgian in lieu of the lost or destroyed certificate. If a certificate is lost or destroyed, the shareholder may be required to submit, in addition to other documents, a bond or other security, satisfactory to the board, indemnifying Georgian and all other persons against any losses occurred as a consequence of the issuance of a new stock certificate. Shareholders whose certificates have been lost or destroyed should contact Georgian. Additional instructions regarding lost or destroyed stock certificates will be included in the Letter of Transmittal that will be sent to shareholders after the Reorganization becomes effective.

     Except as described above with respect to lost stock certificates, there will be no service charges or costs payable by shareholders in connection with the exchange of their certificates for cash in the Reorganization. Georgian will bear these costs.

     THE LETTER OF TRANSMITTAL WILL BE SENT TO SHAREHOLDERS PROMPTLY AFTER THE EFFECTIVE DATE OF THE REORGANIZATION. DO NOT SEND IN YOUR STOCK CERTIFICATE(S) UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL. ASSUMING YOU SUBMIT YOUR STOCK CERTIFICATE(S) PROMPTLY THEREAFTER, WE EXPECT THAT YOU WILL RECEIVE YOUR CASH PAYMENT WITHIN APPROXIMATELY FOUR WEEKS AFTER THE EFFECTIVE DATE OF THE REORGANIZATION.

Conditions and Regulatory Approvals

     Aside from shareholder approval of the Plan, the Reorganization is not subject to any conditions or regulatory approvals.

Termination of Securities Exchange Act Registration

     Georgian's common stock is currently registered under the Securities Exchange Act. We will be permitted to terminate our registration once we can certify that Georgian has fewer than 300 shareholders of record. Upon the completion of the Reorganization, Georgian will have approximately 230 shareholders of record. We intend to apply for termination of the registration of Georgian's common stock under the Securities Exchange Act as promptly as possible after the effective date of the Reorganization.

     Termination of registration under the Securities Exchange Act will substantially reduce the information required to be furnished by Georgian to its shareholders and to the Securities and Exchange Commission and would make some of the provisions of the Securities Exchange Act, such as the short-swing profit provisions of Section 16, the requirement of furnishing a proxy or information statement in connection with shareholder meetings under Section 14(a) and required compliance with the Sarbanes-Oxley Act, no longer applicable to Georgian. Furthermore, Georgian's affiliates may be deprived of the ability to dispose of their Georgian common stock under Rule 144 promulgated under the Securities Act of 1933.

     We estimate that termination of the registration of Georgian common stock under the Securities Exchange Act will save Georgian approximately $275,000 per year in legal, accounting, printing, management time and other expenses per year. See "Special Factors - Effects of the Reorganization on Georgian."

SOURCE OF FUNDS AND EXPENSES

     We estimate that approximately $3.2 million will be required to pay for the shares of Georgian common stock exchanged for cash in the Reorganization. We intend to finance the Reorganization with indebtedness in the form of a line of credit in a principal amount of $5.0 million, secured by 100% of the stock of Georgian Bank. The indebtedness will bear interest at 50 basis points under prime, with monthly interest-only payments for the first two years, followed by principal and interest payable in 120 consecutive monthly installments, with the principal portion being based on a 10-year amortization schedule and any outstanding principal and accrued interest being due and payable at maturity. We plan to repay this loan in two to three years with a $20 million, ten-year amortizing loan, with the excess proceeds ($15 million) to be contributed as capital to the Bank.

     Our ability to incur additional indebtedness is subject to Federal Reserve Board approval. If such approval is not granted, we will explore alternative sources of capital, with the most likely source being a request for exercise of outstanding warrants or options to an extent consistent with our objectives under the Plan.

     Additionally, Georgian will pay all of the expenses related to the Reorganization. We estimate that these expenses will be as follows:

                  SEC filing fees          $   742
                  Legal fees                50,000
                  Accounting fees           25,000
                  Financial advisory fees    9,500
                  Printing costs             1,350
                  Miscellaneous              3,408
                                           -------
                   Total                   $90,000
                                           =======

DISSENTERS' RIGHTS

     Pursuant to the provisions of the Georgia Business Corporation Code, Georgian's shareholders have the right to dissent from the Plan and to receive the fair value of their shares in cash. Holders of Georgian common stock who fulfill the requirements described below will be entitled to assert dissenters' rights. Shareholders considering initiation of a dissenters' proceeding should review this section in its entirety. A dissenters' proceeding may involve litigation.

Preliminary Procedural Steps

     Pursuant to the provisions of Article 13 of the Georgia Business Corporation Code, if the Plan is consummated, you must:

     - Give to Georgian, prior to the vote at the special meeting with respect to the approval of the Plan, written notice of your intent to demand payment for your shares of Georgian common stock (hereinafter referred to as "shares");

     -    Not  vote  in  favor  of  the  Plan;  and

     - Comply with the statutory requirements summarized below. If you perfect your dissenters' rights, you will receive the fair value of your shares as of the effective date of the Reorganization.

     You may assert dissenters' rights as to fewer than all of the shares registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify Georgian in writing of the name and address of each person on whose behalf you are asserting dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder's other shares were registered in the names of different shareholders.

Written Dissent Demand

     Voting against the Plan will not satisfy the written demand requirement. In addition to not voting in favor of the Plan, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice of your intent to demand payment for your shares if the Reorganization is effected. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the Plan and will not be entitled to assert dissenters' rights.

     Any written objection to the Plan satisfying the requirements discussed above should be addressed to Georgian Bancorporation, Inc., 3270 Florence Road, Powder Springs, Georgia 30127, Attn: Corporate Secretary.

     If the shareholders of Georgian approve the Plan at the special meeting, Georgian must deliver a written dissenters' notice (the "Dissenters' Notice") to all of its shareholders who satisfy the foregoing requirements. The Dissenters' Notice must be sent within ten (10) days after the effective date of the Reorganization and must:

     - State where dissenting shareholders should send the demand for payment and where and when dissenting shareholders should deposit certificates for the shares;

     - Inform holders of uncertificated shares to what extent transfer of these shares will be restricted after the demand for payment is received;

     -    Set  a  date  by  which  Georgian  must receive the demand for payment
          (which date may not be fewer than 30 nor more than 60 days after the Dissenters' Notice is delivered); and

     - Be accompanied by a copy of Article 13 of the Georgia Business Corporation Code.

     A record shareholder who receives the Dissenters' Notice must demand payment and deposit his or her certificates with Georgian in accordance with the Dissenters' Notice. Dissenting shareholders will retain all of the rights of a shareholder until those rights are cancelled or modified by the consummation of the Reorganization. A record shareholder who does not demand payment or deposit his or her share certificates as required, each by the date set in the Dissenters' Notice, is not entitled to payment for his or her shares under
Article  13  of  the  Georgia  Business  Corporation  Code.

     Except as described below, Georgian must, within 10 days of the later of the effective date of the Reorganization or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount Georgian estimates to be the fair value of the shares, plus accrued interest from the effective date of the Reorganization. Georgian's offer of payment must be accompanied by:

     -    Recent  financial  statements  of  Georgian;

     -    Georgian's  estimate  of  the  fair  value  of  the  shares;

     -    An  explanation  of  how  the  interest  was  calculated;

     - A statement of the dissenter's right to demand payment under Section 14-2-1327 of the Georgia Business Corporation Code; and

     -    A  copy  of  Article  13  of  the  Georgia  Business Corporation Code.

     If the dissenting shareholder accepts Georgian's offer by written notice to Georgian within 30 days after Georgian's offer, Georgian must pay for the shares within 60 days after the later of the making of the offer or the effective date of the Reorganization.

     If the Reorganization is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, Georgian must return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. Georgian must send a new Dissenters' Notice if the Reorganization is consummated after the return of certificates and repeat the payment demand procedure described above.

     Section 14-2-1327 of the Georgia Business Corporation Code provides that a dissenting shareholder may notify Georgian in writing of his or her own estimate of the fair value of such holder's shares and the interest due, and may demand payment of such holder's estimate, if:

     - He or she believes that the amount offered by Georgian is less than the fair value of his or her shares or that Georgian has calculated incorrectly the interest due; or

     - Georgian, having failed to consummate the Reorganization, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     A  dissenting  shareholder  waives his or her right to demand payment under
Section 14-2-1327 unless he or she notifies Georgian of his or her demand in writing within 30 days after Georgian makes or offers payment for the dissenting shareholder's shares. If Georgian does not offer payment within 10 days of the later of the Reorganization's effective date or receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany Georgian's payment offer, and Georgian must provide such information within 10 days after receipt of the written demand. The shareholder may notify Georgian of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate.

Litigation

     If a demand for payment under Section 14-2-1327 remains unsettled, Georgian must commence a nonjury equity valuation proceeding in the Superior Court of Cobb County, Georgia, within 60 days after receiving the payment demand and must petition the court to determine the fair value of the shares and accrued interest. If Georgian does not commence the proceeding within those 60 days, the Georgia Business Corporation Code requires Georgian to pay each dissenting shareholder whose demand remains unsettled the amount demanded. Georgian is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them. The court may appoint appraisers to receive evidence and to recommend a decision on fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder's shares plus interest to the date of judgment.

     The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against Georgian, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under
Section 14-2-1327. The court also may assess the fees and expenses of attorneys and experts for the respective parties against Georgian if the court finds Georgian did not substantially comply with the requirements of specified provisions of Article 13 of the Georgia Business Corporation Code, or against either Georgian or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Business Corporation Code.

     If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against Georgian, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited. No action by any dissenting shareholder to enforce dissenters' rights may be brought more than three years after the effective date of the Reorganization, regardless of whether notice of the Plan and of the right to dissent were given by Georgian in compliance with the Dissenters' Notice and payment offer requirements.

     This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Business Corporation Code, included as Appendix B to this proxy statement. If you intend
                              ----------
to dissent from approval of the Plan, you should review carefully the text of Appendix B and should also consult with your attorney. We will not give you any
---------
further notice of the events giving rise to dissenters' rights or any steps associated with perfecting dissenters' rights, except as indicated above or otherwise required by law.

     We have not made any provision to grant you access to any of the corporate files of Georgian, except as may be required by the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at the expense of Georgian.

     Any dissenting shareholder who perfects his or her right to be paid the "fair value" of his or her shares will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes. See "Special Factors-Federal Income Tax Consequences of the Reorganization."


                  INFORMATION ABOUT GEORGIAN AND ITS AFFILIATES

OVERVIEW

     Georgian Bancorporation, Inc. (formerly Sweetwater Financial Group, Inc.) was incorporated in Georgia in March 2000 to operate as a bank holding company and to purchase 100% of the issued and outstanding stock of Georgian Bank, a Georgia state bank headquartered in Powder Springs, Cobb County, Georgia (the "Bank"). In July 2001, Georgian completed its initial public offering of common stock. The Bank opened for business in November 2001 and moved into its main office in May 2002. During 2003, the holding company's name was changed from Sweetwater Financial Group, Inc. to Georgian Bancorporation, Inc.

     In September 2003, Georgian completed a $50 million private placement of 5,000,000 shares of common stock, with each share being accompanied by a warrant to purchase an additional 0.37 shares of common stock. The proceeds were injected into the Bank, except for $1.2 million of cash that was kept at the holding company level for possible future liquidity needs.

     Georgian's original focus was on providing community banking services in its local market area (Cobb and Paulding Counties in Georgia). However, its new business plan, developed in connection with the capital infusion described above, aims to serve the middle market business and investment community in a broader geographic area - the multi-county north metropolitan Atlanta area. Georgian is now targeting businesses with annual sales of $1 million to $25 million and affluent households with investable assets in excess of $100,000. The area now serviced by the Bank consists of three sectors: (1) Cobb, Douglas and Paulding Counties and the I-75 corridor; (2) North Fulton County and the Georgia-400 corridor; and (3) Gwinnett County and the I-85 corridor.

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of Georgian after the Reorganization will be the same as the directors and executive officers of Georgian immediately prior to the Reorganization. The board of directors consists of 10 members with staggered three-year terms. Except for Messrs. Barber, Bentley and Watts, each director listed below was initially elected to the board in September 2003 in connection with the development of the new business plan and completion of the private placement described above. The following table shows information regarding the members of our board of directors. The ages shown are as of December 31, 2003.

                            CLASS I DIRECTORS
                           TERM EXPIRES IN 2005

                              DIRECTOR
NAME (AGE)                     SINCE       POSITIONS AND BUSINESS INFORMATION
-------------------------  --------------  ----------------------------------

Fred D. Bentley, Jr. (48)       2000       Mr. Bentley is a partner in the law firm of Bentley,
                                           Bentley & Bentley, located in Marietta, Georgia.  Mr.
                                           Bentley has practiced law for over 20 years and is
                                           licensed in Georgia, Louisiana, and Texas.  He
                                           currently serves as outside counsel for Cobb County
                                           and as city attorney for the City of Kennesaw.  Mr.
                                           Bentley served as a director of the Bank from 2000 to
                                           2003.

Lynn Darby (59)                 2003       Mr. Darby joined Ernst & Young, LLP in 1968 and
                                           became a partner.  He retired from the firm in 2001
                                           after 33 years of service.

Andrew Head (50)                2003       Mr. Head is a consultant with Core-Mack
                                           International, a wholesale food distributor.  From
                                           1988 to 2002, Mr. Head was President and CEO of
                                           Head Distributing Co.  From 1997 to 2002, Mr. Head
                                           also served as Chairman of Head Distributing Co.
                                           Head Distributing Co. was sold to Fleming
                                           Companies, the parent of Core-Mack International, in
                                           2002.


                            CLASS II DIRECTORS
                           TERM EXPIRES IN 2006

                              DIRECTOR
NAME (AGE)                     SINCE       POSITIONS AND BUSINESS INFORMATION
-------------------------  --------------  ----------------------------------

Adams D. Little (43)            2003       Mr. Little is a partner in Pope & Land, a commercial
                                           real estate development and management firm
                                           engaged primarily in office real estate.

Taylor Smith (50)               2003       Mr. Smith is a private investor and president of Five
                                           Smiths, Inc., a venture capital and general
                                           management firm.  Prior to 2002, he was President of
                                           the Atlanta Falcons Football Club.


                                       44

                            CLASS II DIRECTORS
                           TERM EXPIRES IN 2006

Gordon R. Teel (60)             2003       Mr. Teel has served as Chairman and Chief
                                           Executive Officer of the Company and Chairman,
                                           Chief Executive Officer and President of the Bank
                                           since September 2003.  From April 2003 to August
                                           2003, Mr. Teel was the President and Chief
                                           Executive Officer of G. Teel Enterprises, Inc. which
                                           was acquired by Georgian Bancorporation, Inc.  Mr.
                                           Teel has over 14 years of banking experience, having
                                           served as Chief Executive Officer of Bank of North
                                           Georgia and its predecessor from 1993 to March
                                           2003 and as an executive officer of C&S Bank from
                                           1989 to 1992.  Prior to that, Mr. Teel was an audit
                                           partner with a predecessor of Ernst & Young LLP.

J.C. Wallace, Jr. (48)          2003       Mr. Wallace is President of Wallace Enterprises, a
                                           commercial real estate development firm primarily
                                           engaged in retail development.


                            CLASS III DIRECTORS
                            TERM EXPIRES IN 2007

                              DIRECTOR
NAME (AGE)                     SINCE       POSITIONS AND BUSINESS INFORMATION
-------------------------  --------------  ----------------------------------

Kenneth L. Barber (49)          2001       Mr. Barber has served as Vice Chairman of the
                                           Company and the Bank since September 2003.  From
                                           2001 to September 2003, he served as President and
                                           Chief Executive Officer of the Company and the
                                           Bank.  Mr. Barber has over 26 years of banking
                                           experience in Georgia.  Prior to joining the
                                           Company, he served as president and chief executive
                                           officer of Citizens & Merchants State Bank in
                                           Douglasville, Georgia for 14 years.  From 1976 to
                                           1986, he served in various capacities for Wachovia
                                           Corporation, including vice president of commercial
                                           lending.


                                       45

                            CLASS III DIRECTORS
                            TERM EXPIRES IN 2007

                              DIRECTOR
NAME (AGE)                     SINCE       POSITIONS AND BUSINESS INFORMATION
-------------------------  --------------  ----------------------------------

John O. Knox, Jr. (33)          2003       Mr. Knox is managing partner of DASH L.P., an
                                           investment management and venture capital firm.
                                           From 1993 to 2002, he was employed in a variety of
                                           positions including finance and operations with the
                                           Atlanta Falcons Football Club.  For the past year, he
                                           has served as a director of investment research and
                                           operations for Five Smiths, Inc., a general
                                           management firm.

L. Charles Watts (59)           2000       Mr. Watts founded W&W Financial Supplies in
                                           1980, which sells banking supplies throughout
                                           Georgia.  He is also involved with real estate
                                           development ventures in Paulding County, Georgia.
                                           He served as state representative to the Georgia
                                           House of Representatives from 1982 to 1996.  During
                                           his tenure in the House, Mr. Watts served as
                                           chairman of the Banks and Banking Committee and
                                           as a member of the Appropriations and Rules
                                           Committee.  From 1973 to 1980, Mr. Watts served as
                                           executive vice president of Citizens Bank in Dallas,
                                           Georgia.  Mr. Watts served a director of the Bank
                                           from 2000 to 2003.

Non-Director Executive Officers

     The persons described below are executive officers who do not serve on our board of directors.


Name              Age                        Business Information
----------------  ---  ----------------------------------------------------------------

Phillip H. Ekern   58  Mr. Ekern has served as Chief Financial Officer of Georgian
                       Bank since October 2002.  He previously served as chief
                       financial officer of Charter Bank & Trust Co. from 1990 to
                       October 2002. From 1976 to 1990, Mr. Ekern was employed by the First National Bank of Cobb County and its acquiror, Barnett
                       Banks of Atlanta, where he worked in the accounting area and was promoted to controller. He worked in various accounting positions at the First National Bank of Milwaukee, Wisconsin from 1967 to 1972.

     During the past five years, none of the above named persons has been convicted in a criminal proceeding or has been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

STOCK OWNERSHIP BY AFFILIATES

     The following table sets forth the number and the percentage ownership of shares of Georgian common stock beneficially owned by each director and executive officer of Georgian and by all current directors and executive officers as a group as of September 30, 2004. No shareholder owns more than five percent of our outstanding shares of common stock.

     The table also sets forth the number and approximate percentage of shares of Georgian common stock that the persons named in the table would beneficially own after the effective date of the Reorganization on a pro forma basis, assuming no changes in ownership between September 30, 2004 and the effective date of the Reorganization.

     Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power" which includes the power to dispose or to direct the disposition of such security. The number of shares beneficially owned also includes any shares the person has the right to acquire within the next 60 days. Unless otherwise indicated, each person is the record owner of and has sole voting and investment power over his or her shares.

                                                              Percent Beneficial Ownership(1)
                                                              ----------------------------------
                                       Amount and Nature of     Before the         After the
             Name                      Beneficial Ownership   Reorganization    Reorganization
-------------------------------------  ---------------------  ---------------  -----------------
Kenneth L. Barber . . . . . . . . . .            236,708 (2)            3.89%              4.05%
Fred D. Bentley, Jr.. . . . . . . . .            126,623 (3)            2.11%              2.20%
Lynn Darby. . . . . . . . . . . . . .             56,161 (4)               *                  *
Philip H. Ekern . . . . . . . . . . .             25,320 (5)               *                  *
Andrew Head . . . . . . . . . . . . .            224,642 (6)            3.76%              3.76%
John O. Knox, Jr. . . . . . . . . . .             11,232 (7)               *                  *
Adams D. Little . . . . . . . . . . .             56,161 (8)               *                  *
Taylor Smith. . . . . . . . . . . . .            123,553 (9)            2.07%              2.16%
Gordon R. Teel. . . . . . . . . . . .           213,410 (10)            3.57%              3.73%
J. C. Wallace, Jr.. . . . . . . . . .           249,914 (11)            4.18%              4.36%
Charlie Watts . . . . . . . . . . . .           145,034 (12)            2.42%              2.52%

All directors and executive officers          1,468,757 (13)            23.4%              24.2%
as a group (11 persons)

-------------------------
*    Represents less than 1 percent.

(1) Determined by assuming the named person exercises all options or warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants.

(2) Includes 138,349 shares subject to warrants and options exercisable within 60 days.

(3) Includes 3,490 shares held in Mr. Bentley's IRA, 3,279 shares held in Mr. Bentley's MPPP, 30,022 shares held jointly with Mr. Bentley's father, 4,550 shares held in Mr. Bentley's spouse's IRA and 45,094 shares subject to warrants exercisable within 60 days.

(4) Includes 50,000 shares held by Darby Partners, of which Mr. Darby is general partner, and 6,161 shares subject to warrants exercisable within 60 days.

(5) Includes 9,848 shares subject to options and warrants exercisable within 60 days.

(6)  Includes  24,642  shares  subject  to  warrants exercisable within 60 days.

(7)  Includes  1,232  shares  subject  to  warrants  exercisable within 60 days.

(8) Includes 5,000 shares held in Mr. Little's IRA and 6,161 shares subject to warrants exercisable within 60 days.

(9)  Includes  13,553  shares  subject  to  warrants exercisable within 60 days.

(10) Includes 100,000 shares held in Mr. Teel's IRA, 90,000 shares held jointly with his spouse, and 23,240 shares subject to warrants exercisable within 60 days.

(11) Includes 214,500 shares held by Dancing Bear LLC, of which Mr. Wallace is the manager, 8,000 shares held in Mr. Wallace's IRA and 27,414 shares subject to warrants exercisable within 60 days.

(12) Includes 79,100 shares held jointly with his spouse and 37,746 shares subject to warrants exercisable within 60 days.

(13) Includes 333,609 shares held subject to options and warrants exercisable within 60 days.


RECENT AFFILIATE TRANSACTIONS IN GEORGIAN STOCK

     The following table shows all transactions in Georgian common stock involving Georgian and its executive officers, directors, affiliates during the past two years or since becoming an affiliate, whichever is later.

Name                    Date     No of Shares  Price per Share      Where/How Effected
--------------------  ---------  ------------  ----------------  ------------------------

Kenneth L. Barber      1/3/2003           188  $          11.22  Purchase from individual
                       1/3/2003           100           Unknown  Purchase from individual
                      4/15/2003            71  $          11.00  Purchase from individual
                      9/30/2003        30,000  $          10.00  Private placement

Fred D. Bentley, Jr.   1/3/2003           188  $          11.22  Purchase from individual
                      9/30/2003        38,062  $          10.00  Private placement

Lynn Darby            9/30/2003        50,000  $          10.00  Private placement

Philip H. Ekern        1/3/2003           201  $          11.22  Purchase from individual
                        2/13/03           200  $          11.50  Purchase from individual
                      4/15/2003            71  $          11.00  Purchase from individual
                      9/30/2003        15,000  $          10.00  Private placement

Andrew Head           9/30/2003       200,000  $          10.00  Private placement

John O. Knox, Jr.     9/30/2003        10,000  $          10.00  Private placement

Adams D. Little, III  9/30/2003        50,000  $          10.00  Private placement

Taylor Smith          9/30/2003       110,000  $          10.00  Private placement

Gordon R. Teel        9/30/2003       190,000  $          10.00  Private placement

J. C. Wallace, Jr.    9/30/2003       222,500  $          10.00  Private placement

L. Charles Watts       1/3/2003           188  $          11.22  Purchase from individual
                      9/30/2003        79,100  $          10.00  Private placement

STOCK PURCHASES BY GEORGIAN

     During the past two years, Georgian has not repurchased any shares of its common stock.

RELATED PARTY TRANSACTIONS

     On August 8, 2004, the Bank purchased land from P+L CBL Investors, LLC ("P+L"), a limited liability company in which four of its directors, Gordon R. Teel, J.C. Wallace, Jr., Taylor Smith and Andrew Head, each hold an approximately 6.82% equity interest. In addition, Adams D. Little III, one of our directors, holds a 3.9% equity interest in P+L via a 14.3% ownership interest in an entity that holds a 27.3% equity interest in P+L. The $3,395,385 purchase price was supported by two independent appraisals, and the transaction was considered and approved only by directors who were not investors in P+L. Management believes that the terms of the transaction are at least as favorable to the Bank as it could obtain from an unaffiliated third party.

     On  April  5,  2004,  the  Bank  entered  into  a contract with Pope & Land
Enterprises, Inc. ("Pope & Land) for development and construction services related to the construction of permanent facilities at the Bank's offices in the Cumberland area, Alpharetta and Lawrenceville. The amount of the contract is a base fee of $400,000 plus a performance bonus based upon final costs and completion dates, which is payable solely at the discretion of the bank. Adams
D. Little, III is a director of Georgian and a partner of Pope & Land. Mr. Little recused himself from all corporate deliberations regarding the Bank's entry into the contract. Management believes that the terms of the contract are at least as favorable to Georgian as it could obtain from an unaffiliated third party.

     On September 5, 2003, Georgian purchased the assets and assumed the liabilities of G. Teel Enterprises, Inc., a Georgia corporation controlled by Georgian's Chairman and Chief Executive Officer, Gordon R. Teel, for a cash purchase price of $21,000, reflecting a total acquisition of assets (principally pipeline loans) valued at $1,423,000 less the assumption of liabilities valued at $1,402,000.

Georgian's board of directors obtained an independent appraisal and fairness opinion in connection with its approval of the transaction, and Mr. Teel recused himself from the board's consideration of the transaction.

     In September 2003, G. Teel Enterprises, Inc. assigned its lease for office space in Alpharetta, Georgia to the Bank for use as new branch office space. The lease was assigned to the Bank without renegotiation or modification of its terms. The landlord is Pope & Land. One of the partners of Pope & Land, Adams
D. Little, III, is a director of the Company and also served as a director of G. Teel Enterprises. Messrs. Teel and Little recused themselves from any corporate approvals required in connection with the assignment of the lease. The Bank pays $3,870 per month to Pope & Land under the terms of the lease which expires in May 2006. Subsequent to the above transaction, the Bank entered into two additional leases with Pope & Land for additional space in the same office building. The Bank pays a total of $6,153 per month for these leases, which expire in April 2006 and December 2010. In July, 2004 Pope & Land sold the property to a third party.

     During the first nine months of 2004, the Bank paid Teel Appraisals & Advisory Co., which is owned by the son of Gordon R. Teel, our Chairman and Chief Executive Officer, a total of approximately $324,000 for appraisal services rendered in the ordinary course of the Bank's lending business. This represents approximately 90% of the total amount the Bank paid for such services during that period. Such services were priced and performed on terms that did not vary in any material respect from those of other appraisal firms and that were no less favorable to the Bank than could have been obtained from other third party providers.

     In September 2003, Georgian consummated the following sales of common stock to the directors and executive officers listed below as part of the private placement described under "-Overview" above. All sales were at a purchase price of $10.00 per unit, with each unit consisting of one share of common stock and a warrant to purchase 0.37 shares of common stock at an exercise price of $10.00 per share.


                                  No. of Units
                    Name           Purchased
            --------------------  ------------

            Kenneth L. Barber           30,000
            Fred D. Bentley, Jr.        38,062
            Lynn Darby                  50,000
            Philip H. Ekern             15,000
            Andrew Head                200,000
            John O. Knox, Jr.           10,000
            Adams D. Little, III        50,000
            Taylor Smith               110,000
            Gordon R. Teel             190,000
            J. C. Wallace, Jr.         222,500
            L. Charles Watts            79,100

MARKET FOR COMMON STOCK

     There is not an organized trading market for Georgian's common stock, and we do not expect that an active market for Georgian common stock will develop after the Reorganization. The common stock has never been listed on an exchange or quotation system. In our September 2003 private placement, our stock sold at $10.00 per share. We are not aware of any trading prices for our common stock between the private placement and the date we announced the proposed Reorganization. We are, however, aware of trades in our common stock that have occurred since then, and although we are not aware of the specific prices involved, we believe these trades have been made at approximately $15.00 per share, with some prices being higher. We will not take any steps to cause the shares of Georgian common stock to become eligible for trading on an exchange or automated quotation system after the Reorganization, and Georgian will not be required to file reports under the Securities Exchange Act of 1934.

DESCRIPTION OF COMMON STOCK

     Pursuant to the Plan, the articles of incorporation of Georgian will be the articles of incorporation of the surviving corporation. The surviving corporation's authorized capital will consist of 10,000,000 shares of voting common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.01 par value.

     As  of  the  record  date,  _________  shares of Georgian common stock were issued and outstanding and were held of record by approximately 589 shareholders. We estimate that the number of shares of Georgian common stock outstanding after the Reorganization will be approximately 5,736,345. The exact change in the number of outstanding shares will depend on the number of shares that shareholders exchange for cash. As of the record date, no shares of Georgian preferred stock were issued and outstanding.

     The rights of Georgian shareholders will be governed by the Georgia Business Corporation Code and Georgian's articles of incorporation and bylaws. Neither Georgian's articles of incorporation nor its bylaws provide specific approval requirement for business combinations or Reorganizations. As a result, these transactions will be governed by the Georgia Business Corporation Code, which generally requires approval by the holders of a majority of the outstanding shares.

     Generally, we may issue additional shares of Georgian common stock without regulatory or shareholder approval, and common stock may be issued for cash or other property. Georgian common stock will not be subject to liability for further calls or assessments by Georgian or the Bank and will not be subject to any redemption, sinking fund or conversion provisions.

     Holders of Georgian common stock will be entitled to one vote per share on all matters requiring a vote of shareholders. The holders of shares of Georgian common stock will be entitled to dividends and other distributions as and when declared by the Board of Directors out of legally available assets. Georgian may pay dividends in cash, property or shares of common stock, unless Georgian is insolvent or the dividend payment would render it insolvent.

     Georgian's articles of incorporation and bylaws provide that if a director or officer of Georgian has been wholly successful, on the merits or otherwise, in the defense of any action or proceeding brought by reason of the fact that such person was a director or officer of Georgian, the Georgia Business Corporation Code would require that it indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith. The Code expressly allows Georgian to provide for greater indemnification rights to its officers and directors, subject to shareholder approval.

     The indemnification provisions in Georgian's articles of incorporation and bylaws require Georgian to indemnify and hold harmless each of its directors, officers, employees and agents to the extent that he or she is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of Georgian, against expenses (including, but not limited to, attorneys' fees and disbursements, court costs and expert witness fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding. Indemnification would be disallowed under any circumstances where indemnification may not be authorized by action of the board of directors, the shareholders or otherwise. Indemnified persons would also be entitled to have Georgian advance expenses prior to the final disposition of the proceeding. If it is ultimately determined that they are not entitled to indemnification, however, such amounts must be repaid.

     Georgian's articles of incorporation limit the liability of a director to Georgian or its shareholders for any breach of duty as a director except for a breach of duty for which the Georgia Business Corporation Code prohibits such limitation of liability. This provision does not limit the right of Georgian or its shareholders to seek injunctive or other equitable relief not involving monetary damages.

DIVIDEND POLICY

     The holders of shares of Georgian common stock will be entitled to dividends and other distributions as and when declared by the board of directors out of assets legally available therefor. Dividends may be paid in cash, property or shares of common stock unless Georgian is insolvent or the dividend payment would render it insolvent. We have not paid dividends in the past and do not anticipate paying dividends in the future, as we plan to retain earnings to support our operations.

     Our ability to pay cash dividends is influenced, and in the future could be further influenced, by bank regulatory policies or agreements and by capital guidelines. Accordingly, the actual amount and timing of future dividends, if any, will depend upon, among other things, future earnings, the financial condition of Georgian Bank and Georgian, the amount of cash on hand at the holding company level, outstanding debt obligations and limitations on the payment of dividends on any debt obligations, and the requirements imposed by regulatory authorities.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     In accordance with the rules established by the Securities and Exchange Commission, any shareholder who intends to present a proposal at the 2005 annual meeting of shareholders and who wishes that the proposal be included in the proxy statement for that meeting must submit the proposal in writing to the attention of our Corporate Secretary at the address on the cover of this proxy statement. The proposal must be received no later than December 30, 2004. To be included, the proposal must meet the requirements of, and not be subject to exclusion under, applicable law, including Rule 14a-8 under the Securities Exchange Act. However, if the Reorganization is completed and we terminate the registration of our common stock, we will no longer be subject to the Securities and Exchange Commission rules described above relating to the submission of shareholder proposals.

     In addition, in order to bring a proposal before our annual meeting, regardless of whether it is to be included in the proxy statement, a shareholder must deliver notice of the proposal to our Corporate Secretary at the address on the front of this proxy statement not less than 30 nor more than 60 days prior to the date of the meeting (although if less than 31 days' notice of the meeting is given to shareholders, the notice of the proposal must be delivered no later than 10 days after the date notice of the meeting was mailed). The shareholder's notice must set forth a brief description of the business the shareholder intends to bring before the meeting; the name (as it appears on the Company's books) and address of the shareholder; the shareholder's ownership of the Company's capital stock; and any material interest of the shareholder in the proposed business.

                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The following historical financial data is derived from, and qualified by reference to, Georgian's Consolidated Financial Statements and the Notes thereto included in its Annual Report on Form 10-KSB for the year ended December 31, 2003 and its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004. You should read the selected financial data set forth below in conjunction with the foregoing financial statements and notes and in the context of "Management's Discussion and Analysis of Financial Condition and Results of
Operations" included in the annual and quarterly reports listed above. The portions of Georgian's annual and quarterly reports described above are attached as Appendices E and F to this proxy statement.
    ---------------------

                                             For the Year Ended December 31
                                         --------------------------------------
(In thousands except per share data)        2003          2002         2001
                                         -----------  ------------  -----------
Net interest income                      $    4,593         1,360          147
Provision for loan losses                     2,207           437           55
Other income                                    167            77            -
Other expense                                 3,106         1,705          619
Income taxes (benefit)                         (715)            -            -
Net earnings (loss)                      $      163          (705)        (527)

PER COMMON SHARE
Basic earnings per share                 $      .07          (.75)        (.56)
Diluted earnings per share                      .06          (.75)        (.56)
Cash dividends declared                           -             -            -
Book value                               $     9.78          8.52         9.24

AT YEAR END
Loans, net                               $  214,181        42,923        5,454
Earning assets                              243,053        52,822       12,221
Assets                                      250,045        58,696       14,217
Deposits                                    191,093        50,440        5,486
Shareholders' equity                     $   58,134         8,044        8,674
Common shares outstanding                     5,945           944          938

AVERAGE BALANCES
Loans                                    $   81,428        26,776        3,676
Earning assets                              100,772        32,538       10,578
Assets                                      107,349        36,665       12,683
Deposits                                     82,663        28,198        3,998
Shareholders' equity                     $   23,023         8,306        8,629
Weighted average shares outstanding           2,509           939          355

KEY PERFORMANCE RATIOS
Return on average assets                        .15%       (1.92)%      (4.15)%
Return on average shareholders' equity          .69%       (8.49)%      (6.10)%
Dividend payout ratio                             -             -            -
Average equity to average assets              23.25%        22.65%       68.04%

                                                        For the Nine Months
                                                        Ended September 30,
                                                     -----------------------
(In thousands except per share data)                     2004        2003
                                                     ------------  ---------
Net interest income                                  $    11,667      2,197
Provision for loan losses                                  3,558        991
Other income                                                 896        131
Other expense                                              7,086      1,805
Income taxes                                                 707       (667)
Net earnings (loss)                                  $     1,212        199

PER COMMON SHARE
Basic earnings per share                             $       .20        .15
Diluted earnings per share                                   .19        .15
Cash dividends declared                                        -          -
Book value                                           $      9.98       9.78

AT PERIOD END
Loans, net                                           $   539,946    116,959
Earning assets                                           599,744    143,742
Assets                                                   624,955    150,735
Deposits                                                 546,769     89,830
Shareholders' equity                                 $    59,357     57,138
Common shares outstanding                                  5,949      5,844

AVERAGE BALANCES
Loans                                                $   368,736     53,184
Earning assets                                           405,735     72,419
Assets                                                   418,933     78,558
Deposits                                                 357,183     66,311
Shareholders' equity                                 $    58,476     11,588
Weighted average shares outstanding                        5,948      1,348

KEY PERFORMANCE RATIOS
Return on average assets (annualized)                        .39%       .34%
Return on average shareholders' equity (annualized)         2.76%      2.29%
Dividend payout ratio                                          -
Average equity to average assets                           13.96%     14.75%

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of September 30, 2004 (the "Pro Forma Balance Sheet"), and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2004, and for the year ended December 31, 2003 (collectively, the "Pro Forma Statements of Operations"), show the pro forma effect of the Reorganization. Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the Reorganization occurred at September 30, 2004, while the pro forma adjustments to the Pro Forma Statements of Operations are computed as if the Reorganization were consummated on January 1, 2003, the earliest period presented. The following financial statements do not reflect any anticipated cost savings that may be realized by Georgian after consummation of the Reorganization.

     The pro forma information does not purport to represent what Georgian's results of operations actually would have been if the Reorganization had occurred on January 1, 2003.

                          GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY
                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                       SEPTEMBER 30, 2004
                                     (DOLLARS IN THOUSANDS)
                                           (UNAUDITED)

------------------------------------------------------------------------------------------------
                                                    Georgian            Pro Forma     Pro Forma
                                                   Historical          Adjustments    Combined
                                                 --------------       -------------  -----------
ASSETS
Cash and due from banks                          $       4,487   (3)  $         13   $    4,500
Federal funds sold                                      52,327                           52,327
     Cash and cash equivalents                          56,814                           56,827
Securities available for sale                            6,441                            6,441
Other investments                                        1,030                            1,030
Loans, net                                             539,946                          539,946
Premises and equipment                                  13,080                           13,080
Other assets                                             7,644                            7,644
                                                 --------------       --------------------------
          Total assets                           $     624,955        $         13   $  624,968
                                                 ==============       ==========================

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
     Non-interest bearing                        $      19,309                       $   19,309
     Interest bearing                                  527,460                          527,460
     Total deposits                                    546,769                          546,769

Accrued expenses and other liabilities                   1,828                            1,828
Other borrowed funds                                    17,000   (2)         3,200       20,200

          Total liabilities                            565,597               3,200      568,797

Shareholders' equity:
Common stock                                                59   (1)            (2)          57
Additional paid-in capital                              59,280                           59,280
Retained earnings                                           21                               21
Accumulated other comprehensive income                      (3)                              (3)
Less: treasury stock                                             (1)        (3,185)      (3,185)
Total shareholders' equity                              59,357              (3,187)      54,170
                                                 --------------                      -----------

Total liabilities and equity                     $     624,955        $         13   $  624,968
                                                 ==============       =============  ===========
                                                 Common stock

(1) Assumes retirement of 212,441 shares at 15.00 per share
(2) Issuance of $3.2 million new debt to finance transaction
(3) Excess proceeds from new borrowings

Shares outstanding                                       5,948                (212)       5,736
Book value per share                             $        9.98        $       (.19)  $     9.79
================================================================================================

See accompanying notes to pro forma consolidated financial statements.

                           GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                          (UNAUDITED)

                                                       Georgian           Pro Forma
                                                      Historical         Adjustments   Pro Forma
                                                      -----------       -------------  ----------

Interest income                                       $    17,541                      $   17,541
Interest expense                                            5,874  (1)           102        5,976
                                                      -----------                      ----------
     Net interest income                                   11,667               (102)      11,565

Provision for loan losses                                   3,558                           3,558
Other income                                                  896                             896
Other expense                                               7,086                           7,086
                                                      -----------                      ----------
     Earnings before taxes                                  1,919               (102)       1,817
     Income tax expense                                       707  (2)           (36)         671

     Net earnings                                     $     1,212       $        (66)  $    1,146
                                                      ===========       =============  ==========

(1) Increase in interest expense on $3.2 million new borrowed funds at 4.25%
(2)  Income tax effect using effective rate of 35%


Basic earnings per share                              $       .20       $          -   $      .20
Diluted earnings per share                            $       .19       $          -   $      .19

Weighted average shares:
     Basic                                                  5,948               (212)       5,736
     Diluted                                                6,386               (212)       6,174


See accompanying notes to pro forma consolidated financial statements.

                           GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY
                           PRO FORMA CONSOLIDATED STATEMENTS OF  INCOME
                               FOR THE YEAR ENDED DECEMBER 31, 2003
                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                            (UNAUDITED)

                                                      Georgian           Pro Forma
                                                     Historical         Adjustments    Pro Forma
                                                     ------------       -------------  -----------

Interest income                                      $     6,218                       $    6,218
Interest expense                                           1,624                 136        1,760
                                                     ------------                      -----------
     Net interest income                                   4,593                (136)       4,457

Provision for loan losses                                  2,207                            2,207
Other income                                                 168                              168
Other expense                                              3,106                            3,106
                                                     ------------                      -----------
Earnings before income taxes                                (551)               (136)        (687)

Income tax benefit                                           714   (2)           (48)         762
                                                     ------------       -------------  -----------
     Net earnings                                    $       163                 (88)  $       75
                                                     ============       =============  ===========

(1) Increase in interest expense on $3.2 million new borrowed funds at 4.25%.
(2) Income tax effect using effective rate of 35%.

Basic earnings per share                             $       .07        $        .04   $      .03
Diluted earnings per share                           $       .06        $        .03   $      .03

Weighted average shares:
     Basic                                                 2,509                (212)       2,297
     Diluted                                               2,519                (212)       2,307

See accompanying notes to pro forma consolidated financial statements.

                  GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY
              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


(1) The unaudited pro forma consolidated balance sheet as of September 30, 2004 and consolidated statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 have been prepared based on the historical consolidated balance sheets and statements of operations, which give effect to the Reorganization as if it had occurred on the earliest date presented.

(2) In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring nature.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the SEC. Copies of these reports and other information may be inspected and copied at the SEC's public reference facilities located at 450 Fifth Street, NW, Washington, D.C. 20549. Copies of these reports and other information can also be obtained by mail at prescribed rates from the SEC at the address provided above, via telephone at 1-800-SEC-0330 or via the SEC's website at www.sec.gov.

     We have a filed a Schedule 13E-3 under the Exchange Act in connection with the Reorganization. This Proxy Statement does not contain all the information contained in the Schedule 13E-3 because certain portions have been omitted in accordance with SEC rules and regulations. The Schedule 13E-3 is available at the SEC for inspection and copying as described above.

                                   APPENDIX A
                                   ----------

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan of Reorganization") is made and entered into as of the 23rd day of August, 2004, by and between Georgian Bancorporation, Inc. ("Georgian"), a bank holding company organized under the laws of the State of Georgia, and Georgian Interim Corporation ("Interim"), a Georgia corporation.

                                   WITNESSETH
                                   ----------

     WHEREAS, Georgian and Interim have determined that in order to effect a recapitalization of Georgian resulting in the suspension of its duties to file reports with the Securities and Exchange Commission, Georgian should cause Interim to be organized as a Georgia corporation for the sole purpose of merging with and into Georgian, with Georgian being the surviving corporation;

     WHEREAS, the authorized capital stock of Georgian consists of 10,000,000 shares of common stock ("Georgian Common Stock"), $0.01 par value, of which 5,948,786 shares are issued and outstanding and 10,000,000 shares of preferred stock, $0.01 par value, of which no shares are issued and outstanding;

     WHEREAS, the authorized capital stock of Interim consists of 1,000 shares of common stock ("Interim Common Stock"), $0.01 par value, of which 100 shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of Georgian and Interim deem it advisable and in the best interests of Georgian and Interim and their respective shareholders that Interim be merged with and into Georgian;

     WHEREAS, the respective Boards of Directors of Georgian and Interim, by resolutions duly adopted, have approved and adopted this Plan of Reorganization and directed that it be submitted to the respective shareholders of Georgian and Interim for their approval; and

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained, and for the purpose of stating the method, terms and conditions of the merger provided for herein, the mode of carrying the same into effect, the manner and basis of converting and exchanging the shares of Georgian Common Stock and Interim Common Stock as hereinafter provided, and such other provisions relating to the reorganization and merger as the parties deem necessary or desirable, the parties hereto agree as follows:


                                    SECTION 1

                                 REORGANIZATION
                                 --------------

     Pursuant to the applicable provisions of Georgia law, Interim shall be merged with and into Georgian (the "Reorganization"). Georgian shall be the survivor of the merger (the "Surviving Corporation").

                                    SECTION 2

                      EFFECTIVE DATE OF THE REORGANIZATION
                      ------------------------------------

     The merger of Interim with and into Georgian shall be effective as of the date (the "Effective Date") specified in the certificate of merger relating to the Reorganization that is filed with the Georgia Secretary of State.


                                    SECTION 3

                  LOCATION, ARTICLES AND BYLAWS, AND MANAGEMENT
                  ---------------------------------------------

     On the Effective Date:

     (a) The principal office of the Surviving Corporation shall be located at 3270 Florence Road, Powder Springs, Georgia 30127, or such other location where Georgian is located on the Effective Date of the Reorganization.

     (b) The Articles of Incorporation and Bylaws of the Surviving Corporation shall be the same Articles of Incorporation and Bylaws of Georgian as are in effect on the Effective Date of the Reorganization.

     (c) The directors and officers of the Surviving Corporation shall be the directors and officers of Georgian on the Effective Date of the Reorganization. All such directors and officers of the Surviving Corporation shall serve until their respective successors are elected or appointed pursuant to the Bylaws of the Surviving Corporation.


                                    SECTION 4

               EXISTENCE, RIGHTS, DUTIES, ASSETS, AND LIABILITIES
               --------------------------------------------------

     (a) As of the Effective Date of the Reorganization, the existence of Georgian shall continue in the Surviving Corporation.

     (b) As of the Effective Date of the Reorganization, the Surviving Corporation shall have, without further act or deed, all of the properties, rights, powers, trusts, duties and obligations of Georgian and Interim.

     (c) As of the Effective Date of the Reorganization, the Surviving Corporation shall have the authority to engage only in such businesses and to exercise only such powers as are provided for in the Articles of Incorporation of the Surviving Corporation, and the Surviving Corporation shall be subject to the same prohibitions and limitations to which it would be subject upon original incorporation, except that the Surviving Corporation may engage in any business and may exercise any right that Georgian or Interim could lawfully have exercised or engaged in immediately prior to the Effective Date of the Reorganization.

     (d) No liability of Georgian or Interim or of any of their shareholders, directors or officers shall be affected by the Reorganization, nor shall any lien on any property of Georgian or Interim be impaired by the Reorganization. Any claim existing or any action pending by or against Georgian or Interim may be prosecuted to judgment as if the Reorganization had not taken place, or the Surviving Corporation may be substituted in place of Georgian or Interim.


                                    SECTION 5

                    EFFECT OF MERGER ON INTERIM SHAREHOLDERS
                    ----------------------------------------

     Each share of Interim Common Stock outstanding immediately prior to the Effective Date of the Reorganization shall be cancelled and shall no longer be outstanding.


                                    SECTION 6

          MANNER AND BASIS OF CONVERTING SHARES OFGEORGIANCOMMON STOCK
          ------------------------------------------------------------

     (a)     Conversion of Shares.  The shares of Georgian Common Stock that are
             --------------------
outstanding on the Effective Date of the Reorganization, excluding those shares of Georgian Common Stock held by shareholders who have perfected dissenters' rights of appraisal under the applicable provisions of the Georgia Business Corporation Code, O.C.G.A. Sec. 14-2-1301 et seq. (the "Dissenters' Rights Provisions"), shall be converted or retained as follows:

          (1) Subject to the provisions of Section 6(a)(4) below, each share of Georgian Common Stock held by a shareholder who is the record holder of 2,000 or fewer shares of Georgian Common Stock shall be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $15.00 per share of Georgian Common Stock.

          (2) Subject to the provisions of Section 6(a)(4) below, each share of Georgian Common Stock held of record by a shareholder who is the holder of more than 2,000 shares of Georgian Common Stock shall remain outstanding and held by such shareholder.

          (3) All treasury stock held by the Company shall remain treasury stock and shall be unaffected by this Plan of Reorganization.

          (4) Notwithstanding the foregoing, any shares held by a shareholder of record in his or her individual retirement account ("IRA") will be included in determining whether that shareholder of record holds more than 2,000 shares of Georgian Common Stock. If such a shareholder holds more than 2,000 shares of record and in his or her IRA on a combined basis, those shares will remain outstanding and held in such accounts without modification after the Reorganization.

     (b)     Georgian Stock Options.  The Georgian Bancorporation 2002 Stock
             ----------------------
Incentive Plan (the "Option Plan") and the options issued thereunder that are outstanding on the Effective Date of the Reorganization shall continue to be outstanding after the Effective Date subject to the terms and conditions of the existing written documents reflecting the Option Plan and such options.

     (c)     Georgian Warrants.  The warrants to purchase shares of Georgian
             -----------------
Common Stock that are issued and outstanding on the Effective Date of the Reorganization shall continue to be outstanding after the Effective Date subject to the terms and conditions of the applicable warrant agreements.

     (d)     Failure to Surrender Georgian Common Stock Certificates.  Until a
             -------------------------------------------------------
Georgian shareholder receiving cash in the Reorganization surrenders his or her Georgian Common Stock certificate or certificates to Georgian (or suitable arrangements are made to account for any lost, stolen or destroyed certificates according to Georgian's usual procedures), the shareholder shall not be issued the cash (or any interest thereon) that such Georgian Common Stock certificate entitles the shareholder to receive.


                                    SECTION 7

                        ACQUISITION OF DISSENTERS' STOCK
                        --------------------------------

     Georgian shall pay to any shareholder of Georgian who complies fully with the Dissenters' Rights Provisions an amount of cash (as determined and paid under the terms of such Provisions) for his or her shares of Georgian Common Stock. The shares of Georgian Common Stock so acquired shall be cancelled.


                                    SECTION 8

                                 FURTHER ACTIONS
                                 ---------------

     From time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, Georgian shall execute and deliver or cause to be executed and delivered all such deeds and other instruments, and shall take or cause to be taken all such other actions, as the Surviving Corporation, or its successors and assigns, may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation, and its successors and assigns, title to and possession of all the property, rights, powers, trusts, duties and obligations referred to in Section 4 hereof and otherwise to carry out the intent and purposes of this Plan of Reorganization.


                                    SECTION 9

           CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION
           ----------------------------------------------------------

     This Plan of Reorganization is subject to, and consummation of the Reorganization herein provided for is conditioned upon, the fulfillment prior to the Effective Date of the Reorganization of each of the following conditions:

     (a) Approval of the Plan of Reorganization by the shareholders of each of Georgian and Interim in accordance with the provisions of applicable law and the provisions of the applicable constituent's articles of incorporation, bylaws and other governing instruments;

     (b) The number of shares held by persons who have perfected dissenters' rights of appraisal pursuant to the Dissenters' Rights Provisions shall not be deemed by the Board of Directors to make consummation of this Plan of Reorganization inadvisable;

     (c) Procurement of any action, consent, approval or ruling, governmental or otherwise, which is, or in the opinion of counsel for Georgian and Interim may be, necessary to permit or enable the Surviving Corporation, upon and after the Reorganization, to conduct all or any part of the business and activities conducted by the Georgian prior to the Reorganization.


                                   SECTION 10

                                   TERMINATION
                                   -----------

     In the event that:

     (a) The number of shares of Interim Common Stock or Georgian Common Stock voted against the Reorganization shall make consummation of the Reorganization inadvisable in the opinion of the Board of Directors of Georgian or Interim;

     (b) Any action, consent, approval, opinion, or ruling required to be provided by Section 9 of this Plan of Reorganization shall not have been obtained; or

     (c) For any other reason consummation of the Reorganization is deemed inadvisable in the opinion of the Board of Directors of Georgian or Interim;

then this Plan of Reorganization may be terminated at any time before consummation of the Reorganization by written notice, approved or authorized by the Board of Directors of the party wishing to terminate, to the other party. Upon termination by written notice as provided by this Section 10, this Plan of Reorganization shall be void and of no further effect, and there shall be no liability by reason of this Plan of Reorganization or the termination hereof on the part of Georgian, Interim, or their directors, officers, employees, agents or shareholders.


                                   SECTION 11

                                AMENDMENT; WAIVER
                                -----------------

     (a) At any time before or after approval and adoption hereof by the respective shareholders of Georgian and Interim, this Plan of Reorganization may be amended by written agreement by Georgian and Interim; provided, however, that after the approval and adoption of this Plan of Reorganization by the shareholders of Georgian and Interim, no amendment reducing the consideration payable to Georgian shareholders shall be valid without having been approved by the Georgian shareholders in the manner required for approval of this Plan of Reorganization. In particular, in the event that the consummation of the Plan of Reorganization would yield more than 300 shareholders of record, the Board may amend the Plan of Reorganization to increase the 2,000-share threshold described in Section 6(a) to the minimum threshold necessary to ensure that the Company will have fewer than 300 shareholders of record as a result of the transactions contemplated by this Plan of Reorganization.

     (b) A waiver by any party hereto of any breach of a term or condition of this Plan of Reorganization shall not operate as a waiver of any other breach of such term or condition or of other terms or conditions, nor shall failure to enforce any term or condition operate as a waiver or release of any other right, in law or in equity, or claim which any party may have against another party for anything arising out of, connected with or based upon this Plan of Reorganization. A waiver shall be effective only if evidenced by a writing signed by the party who is entitled to the benefit of the term or condition of this Plan of Reorganization which is to be waived. A waiver of a term or condition on one occasion shall not be deemed to be a waiver of the same or of any other term or condition on a future occasion.


                                   SECTION 12

              BINDING EFFECT; COUNTERPARTS; HEADINGS; GOVERNING LAW
              -----------------------------------------------------

     This Plan of Reorganization is binding upon the parties hereto and upon their successors and assigns. This Plan of Reorganization may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The title of this Plan of Reorganization and the headings herein set out are for convenience or reference only and shall not be deemed a part of this Plan of Reorganization. This Plan of Reorganization shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization to be executed by their duly authorized officers and their corporate seals to be affixed hereto all as of the day and year first above written.


                                  GEORGIAN BANCORPORATION, INC.



                                  By: /s/ Gordon R. Teel
                                      ------------------------------------------

                                  Name: Gordon R. Teel
                                        ----------------------------------------

                                  Title: Chairman and Chief Executive Officer
                                         ---------------------------------------

ATTEST:


/s/ Philip H. Ekern
---------------------------------

Name: Philip H. Ekern
     ----------------------------



                                  GEORGIAN INTERIM CORPORATION


                                  By:/s/ Gordon R. Teel
                                     -------------------------------------

                                  Name: Gordon R. Teel
                                       -----------------------------------

                                  Title: President
                                        ----------------------------------


ATTEST:


/s/ Philip H. Ekern
---------------------------------

Name:     Philip H. Ekern
     ----------------------------

                                   APPENDIX B
                                   ----------

                                ARTICLE 13 OF THE
                        GEORGIA BUSINESS CORPORATION CODE

14-2-1301. DEFINITIONS.

As used in this article, the term:

          (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

          (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

          (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

          (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

          (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

          (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

          (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

          (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302.     RIGHT TO DISSENT.

(a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party:

               (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

               (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholder within one year after the date of sale;

          (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

               (A) Alters or abolishes a preferential right of the shares;

               (B) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

               (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

               (D) Excludes or limits the rights of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

               (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

               (F) Cancels, redeems, or repurchases all or part of the shares of the class; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

(c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,500 shares, unless:

          (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,500 shares, except for scrip or cash payments in lieu of fractional shares; or

          (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.     DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which dissents and his or her other shares were registered in the names of different shareholders.

14-2-1320.     NOTICE OF DISSENTERS' RIGHTS.

(a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322.

14-2-1321.     NOTICE OF INTENT TO DEMAND PAYMENT.

(a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1) Must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated; and

          (2) Must not vote his or her shares in favor of the proposed action.

     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his or her shares under this article.

14-2-1322.     DISSENTERS' NOTICE.

(a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

(b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4)     Be accompanied by a copy of this article.

14-2-1323.     DUTY TO DEMAND PAYMENT.

(a) A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his or her certificates in accordance with the terms of the notice.

(b) A record shareholder who demands payment and deposits his or her shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A record shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under this article.

14-2-1324.     SHARE RESTRICTIONS.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

14-2-1325.     OFFER OF PAYMENT.

(a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Code
Section 14-2-1323 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(b)     The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3)     An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

          (5)     A copy of this article.

(c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326.     FAILURE TO TAKE ACTION.

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1422 and repeat the payment demand procedure.

14-2-1327.     PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate of the fair value of his or her shares and interest due, if:

          (1)     The dissenter believes that the amount offered under Code
     Section 14-2-1325 is less than the fair value of his or her shares or that the interest due is incorrectly calculated; or

          (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his or her right to demand payment under this Code section unless he notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation made or offered payment for his or her shares.

(c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1) The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his or her own estimate of the fair value of his or her shares and the amount of interest due and demand payment of his or her estimate of the fair value of his or her shares and interest due.

14-2-1330.     COURT ACTION.

(a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of the Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

(e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his or her shares, plus interest to the date of judgment.

14-2-1331.     COURT COSTS AND COUNSEL FEES.

(a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

(b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332.     LIMITATION OF ACTIONS.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-132.

                                   APPENDIX C
                                   ----------

                         FAIRNESS OPINION OF INDEPENDENT
                                FINANCIAL ADVISOR

                                FAIRNESS OPINION
                          GEORGIAN BANCORPORATION, INC.













                                  REPORT DATED
                                 AUGUST 23, 2004

                                                                 August 23, 2004


Board of Directors
Georgian Bancorporation, Inc.
Powder Springs, Georgia

     RE:  FAIRNESS  OPINION  RELATIVE  TO  A  PROPOSED  GO-PRIVATE  TRANSACTION
          ---------------------------------------------------------------------

Directors:

The Board of Directors of Georgian Bancorporation, Inc. ("Georgian" or the "Company") retained Southard Financial, in its capacity as a financial valuation and consulting firm, to render its opinion of the fairness, from a financial viewpoint, of a proposed go-private transaction (the "Transaction"). This opinion is based upon financial information through June 30, 2004.

Southard Financial and its principals have no past, present, or contemplated future interest in Georgian or the conclusion of this opinion. Further, Southard Financial and its principals have no bias or conflict that could cause a question as to their independence or objectivity. Compensation paid to Southard Financial for the opinion is in no way contingent upon the conclusion of the opinion.


APPROACH  TO  ASSIGNMENT

The  approach  to  this  assignment  was  to  consider  the  following  factors:

     - A review of the financial performance and position of Georgian and the market value (trading range and activity) of its common stock;
     - A review of recent bank merger transactions in the United States, Georgia, and surrounding states;
     - A review of the current and historical market prices of bank holding companies in the United States, Georgia, and surrounding states;
     - A review of the investment characteristics of the common stock of Georgian;
     -    A review of the proposed terms of the Transaction; and,
     - An evaluation of other factors as was considered necessary to render this opinion.


DUE  DILIGENCE  REVIEW  PROCESS

In performing this assignment, Southard Financial reviewed the documents cited in Exhibit 1 pertaining to Georgian and the proposed Transaction. Southard Financial visited with the management and legal counsel of Georgian. Details pertaining to Georgian are contained in Southard Financial's file.

Board of Directors
Georgian Bancorporation, Inc.


THE  PROPOSED  TRANSACTION

As part of the Transaction, Georgian expects to acquire approximately 247,000 shares at a price of $15.00 per share (total Transaction price of about $3.7 million). The proposed Transaction represents the following pricing ratios (based upon the most recent released financial results):

     Price/Book Value ($9.80 per share at 6/30/04)       153%
     Price/Earnings ($0.04 per share annualized)         375x
     Price/Assets at June 30, 2004                      18.7%
     Price/Book Value - 9% Capital                       216%
     Price/Assets - 9% Capital                          19.4%

It should be noted that Georgian has a substantial number of warrants and options outstanding to purchase its common stock. However, the weighted average exercise price of those warrants and options is $9.68 per share, which is very near the June 30, 2004 book value of $9.80 per share. Therefore, the warrants and options are not materially dilutive to book value (about $0.02 per share). Further, given the extremely low level of historical earnings, the dilution of earnings per share is also not material on a dollar basis ($0.01 per share).

MAJOR  CONSIDERATIONS

Numerous factors were considered in the overall review of the proposed Transaction. The review process included considerations regarding Georgian and the proposed Transaction. The major considerations are as follows:

GEORGIAN  BANCORPORATION,  INC.

     -    Historical earnings;
     -    Historical dividend payments;
     -    Outlook for future performance, earnings, and dividends;
     -    Economic conditions and outlook in Georgian's market;
     -    The competitive environment in Georgian's market;
     -    Comparisons with peer banks;
     -    Recent minority stock transactions in Georgian's common stock; and,
     - Other such factors as were deemed appropriate in rendering this opinion.

MARKET  FACTORS

     -    Historical and current bank merger pricing; and,
     - Historical and current market pricing for publicly traded banks and bank holding companies.

THE PROPOSED TRANSACTION

     -    The price paid to the cashed-out shareholders of Georgian; and,
     - The impact on the investment value to the shareholders not cashed-out in the Transaction.

Board of Directors
Georgian Bancorporation, Inc.


OVERVIEW  OF  FAIRNESS  ANALYSIS

In connection with rendering its opinion, Southard Financial performed a variety of financial analyses, which are summarized below. Southard Financial believes that its analyses must be considered as a whole and that considering only selected factors could create an incomplete view of the analyses and the process underlying the opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and should not be interpreted based upon partial analyses.

In its analyses, Southard Financial made numerous assumptions, many of which are beyond the control of Georgian. Any estimates contained in the analyses prepared by Southard Financial are not necessarily indicative of future results or values, which may vary significantly from such estimates. Estimates of value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. None of the analyses performed by Southard Financial was assigned a greater significance than any other.

FAIRNESS  OF  THE  TRANSACTION  PRICE-CASHED  OUT  SHAREHOLDERS

                COMPARISON WITH RECENT CONTROL BANK TRANSACTIONS

Based upon the Transaction price of $15.00 per share, the Transaction price represents the following pricing ratios:

     Price/Book Value ($9.80 per share at 6/30/04)       153%
     Price/Earnings ($0.04 per share annualized)         375x
     Price/Assets at June 30, 2004                      18.7%
     Price/Book Value - 9% Capital                       216%
     Price/Assets - 9% Capital                          19.4%

The price/book ratio is below the average price/book ratio for the selected whole-bank transactions during the first six months of 2004 (246.6%). However, the price/book value multiple is substantially above the trading multiples of publicly traded financial institutions.

The price/earnings ratio is substantially above the average price/earnings ratio for the selected whole-bank transactions during the first six months of 2004 (28.0x). However, the price/earnings ratio is near the market when expected 2004 earnings are considered. Further, the price/earnings multiple is substantially above the trading multiples of publicly traded financial institutions.

The price/asset ratio is below the average ratio for the selected whole-bank transactions during the first six months of 2004 (20.7%). However, the ratio is near the market when adjusted for excess capital.

Thus, on balance the implied pricing ratios are below observed market pricing for whole-bank transactions, above the trading multiples of publicly traded banks, and not inconsistent with the valuation premise of enterprise value.

Board of Directors
Georgian Bancorporation, Inc.


                              ANALYSIS OF LIQUIDITY

Georgian stock is not listed on an exchange, and there is not an organized trading market for the stock. Since the private placement in 2003, Georgian has not bought or sold any of its stock and there have been no trades in Georgian common stock for which information is available. Thus, the ability to sell Georgian stock is very limited and the proposed Transaction would provide some liquidity for smaller minority shareholders.

                          DISCOUNTED CASH FLOW ANALYSIS

Based upon a pro-forma discounted cash flow analysis, Southard Financial determined the value of Georgian based upon adding (i) the present value of the estimated future dividend stream that Georgian could generate over the next five to ten year period; and, (ii) the present value of the "terminal value" of Georgian common stock at the end of the period. To determine a projected dividend stream, Southard Financial used an estimate of ongoing earnings for 2004, assumed annual growth in assets of 5%-10%, annual growth in earnings of 10%-20%, and assumed a dividend payout ratio to maintain no more than 9.00% capital. The "terminal value" of Georgian common stock at the end of the projection period was determined by applying price/earnings multiples of 18-20 times projected net income in the final year of the analysis. The dividend stream and terminal value were discounted to the present using discount rates between 12% and 16%, which Southard Financial viewed as the appropriate discount rate range for a company with Georgian's risk characteristics. Using this analysis, the implied value of Georgian was consistently at or below the proposed Transaction price.

SUMMARY OF ANALYSES

The summary set forth does not purport to be a complete description of the analyses performed by Southard Financial. The analyses performed by Southard Financial are not necessarily indicative of actual values, which may differ significantly from those suggested by such analyses. Southard Financial did not appraise any individual assets or liabilities of Georgian. Throughout the due diligence process, Southard Financial relied upon all information provided by Georgian and third party sources without independent verification.

FAIRNESS  OPINION

Based upon the analyses of the foregoing and such matters as were considered relevant, it is the opinion of Southard Financial that the price to be paid to the cashed out shareholders of Georgian is fair, from a financial point of view.

FAIRNESS  ANALYSIS-REMAINING  SHAREHOLDERS

             IMPACT ON GEORGIAN'S CAPITAL RATIO AND RETURN ON EQUITY

The Transaction will reduce Georgian's capital ratio from 12.24% at June 30, 2003 to 11.45% on a pro forma basis. Expenses will be impacted by the Transaction, as Georgian will incur interest expense on newly borrowed funds used to finance the Transaction; conversely, expenses associated with SEC

Board of Directors
Georgian Bancorporation, Inc.


registration will be eliminated. Therefore, on a pro forma basis, return on equity will not change materially after the Transaction, except as earnings increase according to management's business plan.

     IMPACT OF TRANSACTION ON GEORGIAN'S PERFORMANCE AND FINANCIAL POSITION

Southard Financial reviewed the impact of the proposed Transaction on the earnings per share and book value per share of Georgian. Further, Southard Financial reviewed pro forma financial statements provided by management, which were based upon Georgian's historical financial statements, adjusted to reflect the terms of the Transaction.

EARNINGS PER SHARE: Based upon the terms of the Transaction, the pro forma financial statements, and our analysis, it is reasonable to expect that earnings per share post-Transaction will not be substantially different than if Georgian does not consummate the Transaction. However, it should be noted that management's budget for 2004 earnings (and the expectation for 2005 earnings) is substantially above historical levels.

BOOK VALUE: Reported book value of Georgian was $9.80 per share at June 30, 2004. Had the Transaction occurred on that date, book value would have declined to $9.57 per share, or by $0.23 per share (2.3%). Based upon management's estimate of earnings for 2004 and 2005, book value would likely return to its pre-Transaction level in 2005.

FUNDAMENTAL ANALYSIS: Southard Financial reviewed the financial characteristics of Georgian with respect to profitability, capital ratios, liquidity, asset quality, and other factors. Southard Financial compared Georgian to a universe of publicly traded banks and bank holding companies. Based upon the terms of the Transaction and the pro forma financial statements, Georgian's capital ratio and return on average equity (relative to the industry average) would be largely unchanged after the Transaction. Further, management expects to realize substantial savings due to the elimination of costs associated with SEC registration.

                       EXPECTED IMPACT ON PER SHARE VALUE

Based upon the factors outlined above, it is reasonable to expect that the impact of the Transaction on the value per share will not be adverse.

SUMMARY  OF  ANALYSES

The summary set forth does not purport to be a complete description of the analyses performed by Southard Financial. The analyses performed by Southard Financial are not necessarily indicative of actual values, which may differ significantly from those suggested by such analyses. Southard Financial did not appraise any individual assets or liabilities of Georgian.

Throughout the due diligence process, Southard Financial relied upon all information provided by Georgian and third party sources without independent verification.

Board of Directors
Georgian Bancorporation, Inc.


Based upon the analyses discussed above and other analyses performed by Southard Financial, the impact of the proposed Transaction to the shareholders of Georgian is expected to be favorable.

FAIRNESS  OPINION

Based upon the analyses of the foregoing and such matters as were considered relevant, it is the opinion of Southard Financial that the price to be paid to the cashed out shareholders in the Transaction is fair, from a financial viewpoint, to the remaining shareholders of Georgian.

Thank you for this opportunity to be of service to the shareholders of Georgian Bancorporation, Inc.

                                        Sincerely  yours,

                                        SOUTHARD  FINANCIAL




Attachments:

Exhibit  1:  Georgian  Bancorporation,  Inc.  Document  Review  List

                                    EXHIBIT 1
                          GEORGIAN BANCORPORATION, INC.
                              DOCUMENT REVIEW LIST


     1.   Securities  and  Exchange  Commission  Form  10-KSB  of  Georgian
          Bancorporation,  Inc.  for  the  year  ended  December  31,  2003

     2. Securities and Exchange Commission Form 10-QSB of Georgian Bancorporation, Inc. for the quarters ended March 31 and June 30, 2004

     3. Consolidated Reports of Condition and Income for Bank with Domestic Offices Only of Georgian Bank for the period ended March 31, 2004

     4.   2004  Business  Plan  of  Georgian  Bank

     5. Uniform Bank Performance Report of Georgian Bank for the periods ended December 31, 2001-03 and March 31, 2004

     6.   Internal  financial  statements  of  Georgian Bancorporation, Inc. and
          Georgian  Bank  for  the  period  ended  April  30,  2004

     7.   Parent  company  only  financial  statements  (FR  Y-9 SP) of Georgian
          Bancorporation,  Inc.  for  the  periods  ended  December  31, 2001-03

     8. Confidential Private Placement Memorandum of Sweetwater Financial Group, Inc. dated July 16, 2003

     9.   Draft  copy  of  Proxy  Statement  of  Georgian  Bancorporation,  Inc.

     10. Additional pertinent information deemed necessary to render this opinion

                                   APPENDIX D

                VALUATION REPORT OF INDEPENDENT FINANCIAL ADVISOR

                          GEORGIAN BANCORPORATION, INC.

                                BOARD MEMORANDUM


OVERVIEW  OF  THE  BANK
-----------------------

HISTORY  AND  OVERVIEW
----------------------

Georgian Bancorporation, Inc. (formerly Sweetwater Financial Group, Inc.) was incorporated in Georgia in March 2000 to operate as a bank holding company and to purchase 100% of the issued and outstanding stock of Georgian Bank, a Georgia state bank headquartered in Powder Springs, Cobb County, Georgia (the "Bank"). On July 15, 2001, the Company completed its initial public offering of 938,453 shares at $10.00 per share, and invested $8.8 million of the proceeds into the Bank. The Bank opened for business on November 14, 2001 and moved into its main office in May 2002. During 2003, the holding company's name was changed from Sweetwater Financial Group, Inc. to Georgian Bancorporation, Inc.

On July 16, 2003, the Company issued a Private Placement Memorandum intended to raise $45 million through the issuance of 4,500,000 shares of common stock at $10.00 per share (including a warrant to purchase 0.37 shares of common stock for each share of stock purchased). The offering was targeted to accredited investors, with a minimum investment of $250,000. Ultimately, a total of $50 million was raised within one month's time. The proceeds were injected into the Bank, except for $1.2 million of cash that was kept at the holding company for possible future liquidity needs.

On September 5, 2003, the Bank acquired all of the assets and loans in process and assumed all the liabilities of G. Teel Enterprises ("GTE") in Alpharetta, Georgia for about $1.42 million in cash. GTE was a loan production office
(founded in March 2003) with a large volume of loans in process. All of the employees of GTE became employees of the Bank. The purchase generated goodwill of $1,055,330.

The original focus of the Bank was on providing community banking services in the local market area (Cobb and Paulding Counties). However, the new business plan aims to serve the middle market business and investments community in a broader geographic area (the multi-county north metropolitan Atlanta area). The Bank is now targeting businesses with annual sales of $1 million to $25 million and affluent households with investable assets in excess of $100,000. The area now serviced by the Bank consists of three sectors: (1) Cobb, Douglas and Paulding Counties and the I-75 corridor; (2) North Fulton County and the GA-400 corridor; and (3) Gwinnett County and the I-85 corridor.

The Bank's original main office is in Powder Springs. During 2004, the Bank opened full-service banking offices in Alpharetta (North Fulton County); Lawrenceville (Gwinnett County); midtown Atlanta (Buckhead); and northwest Atlanta (Cumberland Boulevard). None of the banking offices have drive-up lanes, and none have ATMs except for the Powder Springs office. The Bank owns the Powder Springs facility, but leases the other banking facilities from third parties. However, the Bank has purchased (or has plans to purchase) land to construct full-service banking facilities at other locations. A new 15,000 square foot facility at the Alpharetta location is expected to break ground soon and open in the first quarter of 2005. A new 40,000 square foot facility in Lawrenceville is expected to open in mid 2005. A new 60,000 square foot facility near the Cumberland office is also expected to open in mid 2005. (It is intended that about half of these last two facilities will be leased out.) Finally, the Bank is slated to be the anchor tenant of a new 600,000 square foot

City Center multi-use complex in Buckhead, though this project will not be completed for at least two years.

COMPETITIVE  MARKET
-------------------

Georgian Bank is located in Powder Springs, Georgia. The Bank, with total assets of $370.0 million at March 31, 2004, is established in a very competitive marketplace. The competing institutions are mostly local branches of national or regional bank holding companies. As of June 30, 2003, the Bank's primary market, consisting of Cobb, Fulton, and Gwinnett Counties, had total deposits of $52.2 billion in 612 banking offices. The Bank's entire market, including its secondary market of Paulding, Douglas, Cherokee, and Forsyth Counties, had total deposits of $56.6 billion in 745 banking offices. County by county totals are as follows:

          County        Deposits     Institutions  Offices
          ---------  --------------  ------------  -------
          Cobb       $ 6.12 billion            27      153
          Fulton     $38.97 billion            43      292
          Gwinnett   $ 7.11 billion            34      167
                     --------------  ------------  -------
          Sub-Total  $ 52.2 billion           104      612
          Paulding   $  608 million            11       16
          Douglas    $  862 million            15       31
          Cherokee   $ 1.59 billion            16       49
          Forsyth    $ 1.35 billion            16       37
                     --------------  ------------  -------
          Total      $ 56.6 billion           162      745
                     ==============  ============  =======

The Bank has only a small fraction of the total deposits in each of its markets, but attempts to offer an alternative to the larger banks. The Bank competes on the basis of its local ownership, local decision making, pool of talented and experienced people, and loan capacity. The Bank's lending limit is about $15 million, and the Bank has some customer relationships that approach that level (management estimates that the average loan relationship is over $2 million).

LOCAL  ECONOMY
--------------

The markets served by the Bank are primarily dependent on economic conditions in the Atlanta metropolitan area and its related industries. The Atlanta area economy was in recession during 2001, but over the long-term is considered strong and stable. The City of Atlanta straddles Fulton and Dekalb Counties. Employment and income growth throughout Georgia typically outpaces most of the nation due to a strongly competitive and diverse industrial base.

Most of the counties on the north side of Atlanta are rapidly growing areas. The northern part of Fulton County has become an upper-scale bedroom community to Atlanta. The average household income in Alpharetta is over $93,000, and approximately 75% of all households have an income of at least $50,000.

Gwinnett County is more middle class, with fewer Atlanta commuters. The population is very culturally diverse, as immigrants from many countries have settled there. During 2002, three new malls opened in Gwinnett County, as well as the 800-bed Comprehensive Correctional Complex (the largest county-owned and operated corrections facility in the State).

All of the counties served by the Bank are listed below, along with their population from the 2000 U.S. Census and their unemployment rates in the first quarter of 2004. All areas served by the Bank had unemployment rates that were well below the national average of 6.1% in the first quarter of 2004.

                            2000 U.S.  1st Qtr 2004    County Seat and Other
          County             Census    Unemployment     Major Municipalities
          ----------------  ---------  -------------  ------------------------
          Cobb                607,000           3.4%  Marietta, Powder Springs
          Fulton              816,000           4.6   Atlanta, Alpharetta
          Gwinnett            588,000           3.4   Lawrenceville, Norcross
          Paulding             81,000           3.6   Dallas
          Cherokee            141,000           3.2   Canton
          Douglas              92,000           4.2   Douglasville
          Forsyth              98,000           2.8   Cumming

          City of Atlanta     416,000            na
          State of Georgia  8,186,000           3.8

Based upon the 2000 U.S. Census, the following are true: (1) Fulton County was the largest county in Georgia (by population), and led the state in per-capita income ($41,325 in 1998); (2) Gwinnett County ranked first in the state for population growth during the 1990s; (3) Paulding County was ranked No. 7 among the nation's counties for the rate of population growth in the 1990s (96%); and
(4) Forsyth County was ranked No. 2 among the nation's counties for the rate of population growth in the 1990s (123%).

SENIOR  MANAGEMENT  TEAM
------------------------

Gordon R. Teel, Chairman and Chief Executive Officer, came to the Bank with the acquisition of GTE. Mr. Teel has 15 years of banking experience, and was instrumental in the Company's ability to successfully attract accredited investors in 2003. Kenneth L. Barber, Vice Chairman, has been with the Bank since its inception and has 30 years of banking experience. The senior management team is as follows:

Officer          Title(s)                                       AGE  YOE(1) DOH(2)
---------------  ---------------------------------------------  ---  -----  ------
Gordon Teel      President and CEO                               60     15  Jan-03
Ken Barber       Vice Chairman                                   49     30  Mar-01
Gary Nix         EVP- Head of Commercial/Construction Lending    54     30  Mar-03
Philip Ekern     SVP- CFO                                        53     30  Oct-02
Richard Garigan  SVP- Head of Cash Management                    53     35  Dec-03
Patricia Griner  SVP- Private Banking Manager                    52     27  Dec-03
Pamela Hubby     SVP- Head of Special Services                   49     25  Jun-03
Bruce Hunt       SVP- Commerical Officer                         54     23  Jun-03
SandiJernigan    SVP- Commercial Lending Manager                 44     25  Jan-04
William Kelly    SVP- Chief Credit Officer                       63     37  Oct-01
Michael Lavin    SVP- Commercial Lending Manager                 47     15  Feb-04
Dexter Lummus    SVP- Construction Lending Officer               41     20  Jun-03
Mark Moorhead    SVP- Commercial Lending Manager                 37     14  Jul-03
Alan Najjar      SVP- Gwinnett Community Executive               52     18  Apr-04
Jane Prescott    SVP- Human Resources                            44     19  Nov-03
Katie Silva      SVP- Head of Operations                         53     24  Feb-04
Peggy Stracke    SVP- Alpha Community Executive                  49     33  Apr-04
Kim Ward         SVP- Commerical Lending Manager, Gwinnett       43     21  Jan-04

     (1)  Years of banking experience
     (2)  Date of hire with the Bank

Management indicated that no material changes in the composition of the management team are anticipated in the near future, except that the position of Community Executive needs to be filled at both the Buckhead and Cumberland offices. The Board of Directors is comprised of individuals who are generally successful businesspeople who have diverse backgrounds and who are in diverse geographical locations within the Bank's market. Mr. Teel and Mr. Barber are the only Bank officers on the Board of Directors.

COMMON  STOCK  OWNERSHIP
------------------------

The parent Company owns 100% of the Bank's common stock. As of April 30, 2004, the officers and directors of the Company beneficially owned 1,280,420 shares, or 21.0% of the 5,948,786 outstanding common shares of the Company. The largest shareholder owned less than 5% of the total outstanding stock.

REVIEW OF THE BANK'S FINANCIAL PERFORMANCE AND POSITION
-------------------------------------------------------

As part of our due diligence process, we reviewed the financial position and performance of the Bank over the relevant period of analysis. This review entailed an examination of the Bank's current financial statements in comparison with prior years and in comparison with reasonably comparable industry statistics. Our analysis was supplemented by discussions with management, which enhanced our understanding of the business reasons for changes in the financial statements. Results of this review, which have specific valuation implications, are noted below and at the appropriate point in the valuation section of this report.

PEER  GROUP  COMPARISONS
------------------------

The financial position and performance of Georgian Bank is compared to data provided in the Uniform Bank Performance Report ("UBPR" or "peer group"), prepared by the Federal Financial Institutions Examination Council. The Bank's peer group is #2001, representing all insured commercial banks having assets less than $750 million and established in 2001. Current year peer group data represents the period ended March 31, 2004. All current year and year-to-date periods for the peer group are hereafter sometimes referred to as "2004 year-to-date."

HISTORICAL  BALANCE  SHEETS
---------------------------

Historical balance sheets are shown in Exhibit 1. Exhibit 2 relates each year's balance sheet as percentages of that year's average assets to provide another important perspective; a presentation of changes in balance sheet composition. Based upon our analysis of the information reviewed, several observations are pertinent:

ASSET STRUCTURE:

     - Assets totaled $370.0 million as of March 31, 2004, up from $14.2 million as of year-end 2001, for a compound annual growth rate of 196.35%. Average assets increased 192.84% in 2003 (in part due to the large capital infusion) and 192.60% in the first quarter of 2004 (largely due to the opening of new banking offices).

     - The composition of the earning asset base was characterized by increased loans as a percentage of assets over the 2001-04 period. As a percent of assets, net loans equaled 87.89% as of March 31, 2004, higher than the 70.74% average for the peer group. Loans (net of unearned income) increased at a compound annual rate of 292.30% during the 2001-04 period, faster than the rate of annual asset growth (196.35%).

     - As of March 31, 2004, the Bank's net loan to deposit ratio equaled 104.32%, much higher than the peer average of 83.44%. The loan portfolio is comprised primarily of real estate loans (78.63% vs. 69.80% for the peer group) and commercial and industrial loans (20.69% vs. 20.76%). Although the Bank has some concentration in real estate based loans, those loans (primarily for the acquisition and development of real estate) are diverse both geographically and by type of property. The same is true for the Bank's commercial and industrial loans and residential construction loans.

     - As of March 31, 2004, the Bank had no securities classified as held-to-maturity. The market value of the available-for-sale securities portfolio was above book value by $79 thousand as of March 31, 2004.

     - Fixed assets equaled $7.1 million at March 31, 2004. As a percentage of assets, fixed assets equaled 1.91% as of March 31, 2004, near the peer average of 2.19%. The Bank's level of fixed assets is expected to increase significantly in 2005, upon the completed construction of various permanent banking facilities.

     - Goodwill of $1.055 million resulted from the acquisition of GTE in 2003.

ASSET  QUALITY:

     - The Bank's loan loss reserve represented 1.24% of loans at March 31, 2004, the same as the peer average, and near management's goal of 1.25% (excluding cash-secured loans). According to management's internal analysis, the loan loss reserve was adequate at March 31, 2004.

     - The Bank has had no loan losses since inception (versus 0.06% of loans for the peer group over the 2002-03 period). Further, the Bank has no loans that are 30 days past-due.

     -    The  Bank  had  no  non-accrual  loans  as  of  March  31,  2004.

     - According to management, the most recent FDIC and State exams indicated no major items that needed to be addressed.

     -    The  Bank had no other real estate holdings ("ORE") at March 31, 2004.

LIABILITIES:

     - Deposits increased at a compound annual rate of 274.71% from year-end 2001 through March 31, 2004. The Bank relies heavily on brokered deposits, as 39% of its funding is from non-core wholesale sources.

     - Non-interest bearing deposits represented 2.30% of total assets at March 31, 2004, much lower than the peer average of 12.19%. Time and savings deposits accounted for 81.95% of assets, versus 71.92% for peer banks. The Bank's deposit base is considered stable by management.

     -    The Bank had nominal borrowings over the 2001-04 period.

CAPITAL:

     - The Bank's capital, as measured by the ratio of equity to total assets, decreased from 57.93% at year-end 2001 to 15.40% at March 31, 2004, higher than the peer average of 11.03%.

     - Capital adequacy, as measured by the ratio of Tier I leverage capital, was 17.91% at March 31, 2004, higher than the peer level of 11.06%.

HISTORICAL  INCOME  STATEMENTS
------------------------------

Historical income statements for the years 2001 through the first quarter of 2004 are provided in Exhibits 3 and 4. Based upon our analysis of the information reviewed, the following observations are pertinent:

NET  INTEREST  INCOME:

     - On average, the net interest income margin was above peer levels over the 2002-03 period (4.01% of average assets vs. 3.49%). In the first quarter of 2004, the Bank's net interest income was 4.10% of average assets, above the peer average of 3.69%.

     - The above average net interest income margin is primarily the result of a higher than average yield on earning assets.

NON-INTEREST  INCOME:

     - On average, the Bank's non-interest income was well below peer averages over the 2002-03 period (0.19% of average assets vs. 0.64%). The low level of fee income reflects the type of customer served by the Bank (e.g., wealthy individuals do not typically incur overdraft charges).

     - Non-interest income was 0.07% of average assets in the first quarter of 2004, well below the peer level of 0.60%.

NON-INTEREST  EXPENSES:

     - On average, the Bank's non-interest expenses were below peer averages over the 2002-03 period (3.70% of average assets vs. 4.40%). The below average expense level reflects the high productivity of the Bank's employees (assets per employee is well above peer levels). This factor offsets the high personnel expense level of the Bank that results from its non-retail nature (experienced lenders and low number of tellers).

     - Non-interest expenses equaled 2.39% of average assets in the first quarter of 2004, well below the peer average of 3.50%. In 2004 year-to-date, salaries and benefits expenses, net occupancy expenses, and other operating expenses were all below the peer average. The Bank incurred expenses associated with the opening of the Alpharetta office and pre-opening expenses for three additional offices opened in April 2004.

NET  NON-INTEREST  INCOME:

     - On average, net non-interest income (non-interest income less non-interest expense) compared favorably to peer levels over the 2002-03 period (-3.51% of average assets vs. -3.76%) and in 2004 year-to-date (-2.32% vs. -2.90%).

LOAN  LOSS  PROVISION:

     - On average, the Bank's loan loss provision was well above peer levels during the 2002-03 period (1.63% of average assets vs. 0.59%). Management has been increasing the loan loss reserve to keep pace with the rapid growth of the loan portfolio.

     - As a percent of average assets, the Bank's provision for loan losses equaled 1.79% in the first quarter of 2004, well above the peer level of 0.28%.

SECURITIES  TRANSACTIONS:

     - The Bank had no realized gains/losses on securities transactions over the 2001-03 period. However, gains of $243 thousand (0.31% of average assets) were realized in the first quarter of 2004.

PERFORMANCE:

     - Pre-tax ROAA (return on average assets) was a loss of 1.81% in 2002 (versus a loss of 1.58% for the peer group) and a loss of 0.44% in 2003 (versus a peer profit of 0.23%). Pre-tax ROAA equaled 0.30% in the first quarter of 2004, below the peer average of 0.61%.

     - Pre-tax ROAE (return on average equity) was a loss of 8.37% in 2002 (versus a loss of 8.55% for the peer group) and a loss of 1.47% in 2003 (versus a peer profit of 1.90%). Pre-tax ROAE equaled 1.65% in the first quarter of 2004, below the peer level of 5.53%. The below average pre-tax ROAE for the Bank was due to its below average pre-tax ROAA and its higher than average capital position.

DIVIDENDS:

     - Over the 2001-04 period, neither the Bank or the peer group paid any dividends. The Bank is restricted from paying dividends without prior regulatory approval.

OVERVIEW OF THE HOLDING (PARENT) COMPANY
----------------------------------------

Georgian Bancorporation, Inc. is a one-bank holding company whose primary asset is its 100% ownership of Georgian Bank. As of April 30, 2004, the Company had assets and total equity capital of $58.24 million (no liabilities and no goodwill). Other than the investment in the Bank, assets consisted of cash and equivalents ($1.2 million) and other assets ($108 thousand). Earnings were a loss of $0.75 per share in 2002, a profit of $0.03 per share in 2003, and a profit of $0.02 per share in the first quarter of 2004. The Company has not paid cash dividends since its inception.

OTHER  VALUATION  CONSIDERATIONS
--------------------------------

ACQUISITION  OFFERS
-------------------

Management has not received any recent offers to purchase the Company. Management expressed no intention of selling the Company in the foreseeable future.

REGULATORY  ISSUES
------------------

The Company is not under any agreements with its regulators.

PENDING  LITIGATION
-------------------

Periodically, the Company is party to legal actions which arise in the normal course of business. Management indicated that the liability from such actions, if any, is not substantive.

ENVIRONMENTAL  CONSIDERATIONS
-----------------------------

According to management, the Company was not in violation of any environmental laws or regulations based upon its understanding and the findings of the most recent governmental examinations.

                                  VALUATION OF
                               THE COMMON STOCK OF
                          GEORGIAN BANCORPORATION, INC.
                             Powder Springs, Georgia

                              As of April 30, 2004




                                  Report Dated
                                  July 12, 2004

                                                                   July 12, 2004



Mr. Walter G. Moeling, IV
Powell, Goldstein, Frazer & Murphy, LLP
191 Peachtree Street, N.E. Suite 1600
Atlanta, Georgia 30303

Dear Mr. Moeling:

Southard Financial was retained to determine the fair value of the outstanding common stock of Georgian Bancorporation, Inc. as of April 30, 2004. The enclosed valuation was prepared for the stated purpose and is for your exclusive and confidential use. No copies of this report shall be furnished to third parties without your specific permission or direction, unless ordered by a court of competent jurisdiction. The report and its conclusions are subject to the statement of Contingent and Limiting Conditions contained herein.

The report was prepared by the undersigned. Preparation of the report entailed the use of standard techniques and practices, and involved due diligence on the part of Southard Financial. Further, the methodology and analysis employed is in compliance with the Uniform Standards of Professional Appraisal Practice.

BASED UPON THE ENTIRE ANALYSIS, AND FOR THE PURPOSES DESCRIBED IN THIS REPORT, IT IS OUR OPINION THAT THE FAIR VALUE, ON A CONTROLLING INTEREST BASIS, OF THE COMMON STOCK OF GEORGIAN BANCORPORATION, INC., AS OF APRIL 30, 2004, WAS:

                                   $14.25 PER SHARE


Thank you for the opportunity to be of service in this matter.

                                             Sincerely yours,



                                             /s/ Southard Financial


Enclosure

                                TABLE OF CONTENTS


INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

  SOURCES OF INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .1
  CONCLUSION OF REPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
  DEFINITION OF FAIR VALUE. . . . . . . . . . . . . . . . . . . . . . . . . .2
  PREMISE OF VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
  STATEMENT OF SCOPE AND LIMITATIONS. . . . . . . . . . . . . . . . . . . . .3

DETERMINATION OF FAIR VALUE . . . . . . . . . . . . . . . . . . . . . . . . .3

  APPROACH TO VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  GOODWILL AND INTANGIBLE VALUE . . . . . . . . . . . . . . . . . . . . . . .4
  EXCESS CAPITAL ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . .5
  THE ASSET BASED APPROACH. . . . . . . . . . . . . . . . . . . . . . . . . .5
  THE MARKET APPROACH . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
  THE INCOME APPROACH - SYNERGISTIC PRICE/EARNINGS METHOD . . . . . . . . . .7
  THE INCOME APPROACH - DISCOUNTED FUTURE EARNINGS METHOD . . . . . . . . . 10
  COMBINED VALUATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  VALUATION OF HOLDING COMPANY. . . . . . . . . . . . . . . . . . . . . . . 13

CONCLUSION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

EXHIBITS 1-5:  Historical Bank Financial Statements
EXHIBIT 6:     Historical Parent Only Financial Statements

APPENDIX A:    Contingent and Limiting Conditions
APPENDIX B:    Loan Portfolio Disclaimer
APPENDIX C:    Qualifications of Appraiser
APPENDIX D:    Banking Industry Overview
APPENDIX E:    Control Bank Transactions
APPENDIX F:    Public Bank Stock Market Data (Guideline Companies)

INTRODUCTION
------------

Southard  Financial  was  retained  to provide the following appraisal services:

------------------------------------------------------------------------------------
Client Name                        Powell, Goldstein, Frazer & Murphy, LLP
------------------------------------------------------------------------------------
Business Interest Being Valued     The Common Stock of Georgian Bancorporation, Inc.
------------------------------------------------------------------------------------
Home Office Location               Powder Springs, Georgia
------------------------------------------------------------------------------------
Definition of Value                Fair Value
------------------------------------------------------------------------------------
Premise of Value                   Controlling Interest
------------------------------------------------------------------------------------
Date of the Appraisal              April 30, 2004
------------------------------------------------------------------------------------
Purpose/Intended Use of Appraisal  Proposed "Go-Private" Transaction
------------------------------------------------------------------------------------
Type of Report                     Appraisal - Summary Report
------------------------------------------------------------------------------------

It is our understanding that the purpose of this report is to determine the value of the common stock of Georgian Bancorporation, Inc. (the "Company") for purposes of a proposed "go-private" transaction. The appropriate standard of value is a controlling interest basis.

Southard Financial and its principals have no past, present, or contemplated future interest in the subject or the conclusion of this valuation report. Further, Southard Financial and its principals have no bias or conflict of interest that could cause a question as to our independence or objectivity. Compensation paid to Southard Financial for this appraisal is in no way contingent upon the conclusion of this report.

SOURCES  OF  INFORMATION
------------------------

Information used in the study was obtained from the following sources.

  - Consolidated Reports of Condition and Income ("Call Report") of Georgian Bank for the period ended March 31, 2004;
  - Uniform Bank Performance Report ("UBPR") of Georgian Bank for the period ended March 31, 2004;
  - SEC Form 10-KSB of Georgian Bancorporation, Inc. for the periods ended December 31, 2001-03, including audited financial statements;
  - SEC Form 10-QSB of Georgian Bancorporation, Inc. for the period ended March 31, 2004, including unaudited financial statements;
  - Internal financial statements of Georgian Bank and of Georgian Bancorporation, Inc. for the period ended April 30, 2004;
  - Confidential Private Placement Memorandum of Sweetwater Financial Group, Inc. (the predecessor of Georgian Bancorporation, Inc.), dated July 16, 2003;
  - Market information on publicly traded banking companies obtained from publications of Wilshire Associates and Standard & Poor's Corporation; and,
  - Additional pertinent information deemed necessary to render this opinion of value.

In the course of our due diligence investigation, we reviewed the information outlined above. In all cases we relied upon the referenced information without independent verification. In conjunction with the preparation of this report, we visited with management in Alpharetta, Georgia. Nevertheless, we did not inspect each and every asset, property, or business interest encompassed by this appraisal.

CONCLUSION  OF  REPORT
----------------------

The conclusion of this opinion is as follows:

--------------------------------------------------------------------------------
                            Conclusion of Fair Value
                           Controlling Interest Basis
                                $14.25 Per Share
--------------------------------------------------------------------------------

This opinion is as of the date indicated above and is only for the intended purpose so indicated.

DEFINITION  OF  FAIR  VALUE
---------------------------

Fair value is a legal construct that provides the required approach to determine value under state law for certain transactions. In most instances fair value is the statutory standard of value for dissenting shareholders to mergers, acquisitions, and other corporate actions. In these instances fair value is the value of the shares immediately preceding the effectuation of the corporate action to which the dissenter objects. Further, that value is not to include any appreciation or depreciation related to that corporate action unless the exclusion would be inequitable.

In instances where fair value is the appropriate definition of value, there is typically no consensus interpretation of the definition of fair value. Typically, the appraisal process must follow appropriate precedent case procedures for the valuation of the disputed interest. In this case, fair value is determined under the guidelines for the State of Georgia, as interpreted by Southard Financial and legal counsel.

PREMISE  OF  VALUE
------------------

There are three general levels of value applicable to a business interest:

-----------------------------------------------------------------------------------------------
-  CONTROLLING INTEREST     Value of the entire entity, or an interest that controls the operations of the entity
-----------------------------------------------------------------------------------------------
-  MARKETABLE MINORITY      Value of a minority interest, lacking control over the
   INTEREST                 business entity, but being readily marketable (as if freely-traded)
-----------------------------------------------------------------------------------------------
-  NON-MARKETABLE MINORITY  Value of a minority interest, lacking both control and a
   INTEREST                 ready market
-----------------------------------------------------------------------------------------------

The three premises (or levels) of value are related as follows. Control value can be obtained by direct comparisons with change of controlling interest transactions or through the use of "appropriate" control methodologies or by applying a control premium to a marketable minority interest value. Marketable minority interest value can be obtained by comparisons with guideline publicly traded companies or by the use of other appropriate minority valuation methodologies such as the income approach using market rates of return. Alternatively, the value of a marketable minority interest can be determined by applying an appropriate minority interest discount to the control value. Non-marketable minority interest value is derived by applying an appropriate marketability discount to the derived marketable minority interest value or by applying both minority and marketability discounts to control value. The appropriate premise of value is considered to be a controlling interest basis, without discounts for minority interest or lack of marketability.

STATEMENT  OF  SCOPE  AND  LIMITATIONS
--------------------------------------

This opinion has been prepared in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and in accordance with the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers, ASA Business Valuation Standards. A Statement of Contingent and Limiting Conditions is contained in Appendix A and a statement of the Qualifications of the Appraiser is contained in Appendix C.

Southard Financial performed full due diligence in the preparation of this appraisal, including an on-site visit with Company management. Nevertheless, this report is presented in summary form, with a focus on the valuation analysis. Details on the financial position and performance of the Company, as well as background information on the Bank, are contained in our files.

DETERMINATION  OF  FAIR  VALUE
------------------------------

APPROACH  TO  VALUATION
-----------------------

Valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data, as well as the appropriate standard of value. The appraisal profession recognizes three general approaches to valuation. Within each approach, there are multiple methodologies.

-----------------------------------------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods based directly on the value of the assets of the business, less
    ASSET              liabilities.
      BASED
         APPROACH      The asset-based approach includes those methods that seek to write up or down or otherwise adjust the various tangible and/or intangible assets of an enterprise.

-----------------------------------------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods that compare the subject to similar investments that have been sold.
     MARKET
       APPROACH        The market approach includes a variety of methods that compare the subject with transactions involving similar investments, including publicly traded guideline companies and sales involving controlling interests in public or private guideline companies. Consideration of prior transactions in interests of a valuation subject is also a method under the market approach.

-----------------------------------------------------------------------------------------------
                       A general way of determining a value indication of a business, business ownership interest, or security using one or more methods where value is determined by converting anticipated benefits.
     INCOME
       APPROACH        The income approach includes those methods that provide for the capitalization of earnings estimates and those based upon projected future benefits (cash flow or earnings) discounted to the present using an appropriate risk adjusted discount rate.
-----------------------------------------------------------------------------------------------

The asset approach develops an estimate of value based upon the market values of the subject entity's assets and liabilities, as opposed to their book values (adjusted book value). Adjusted book value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern. Asset value typically indicates a value that contains an element of control, or at least an element of assumed marketability. Thus, when using this approach to value an entity on a non-marketable minority interest basis, discounts for lack of control and lack of marketability are necessary.

The market approach typically consists of one or both of the following general approaches: (1) prior transactions method, and (2) guideline company method. When a business interest is not listed on an exchange and no active market exists for it, but some transactions have occurred, a market value can sometimes be derived and used as an element in the determination of fair value based upon an analysis of the transactions. Even if limited transactions have occurred at arms' length, inferences can be drawn about fair value based on the limited transaction volume. It is crucial to evaluate the transactions to ensure that they are at arms' length. Further, the standard of value for the opinion being issued may necessitate an adjustment to the observed market value for either liquidity concerns or for control.

The guideline company method is the generally accepted method of valuing closely held companies through comparison with similar companies whose stocks are publicly traded (guideline companies). When using this method, a determination of anticipated benefits (earnings, cash flow, etc.) is developed based upon a review of the subject entity. The anticipated benefits are then capitalized using a corresponding capitalization factor for the Guideline Company Group. It should be noted that: (1) it is virtually impossible to find identical public companies; and (2) required disclosure for public companies notwithstanding, appraisers are not privy to "inside" information for any public companies.

The income approach is a two step process. First a determination of anticipated benefits (earnings or cash flows) must be made. Second, an appropriate rate or multiple must be identified with which to capitalize those benefits. The resulting capitalized benefits must then be adjusted to reflect the estimated values of any non-operating assets and/or liabilities.

When determining the fair value of non-traded securities, it is common to derive a "combined value", based upon a weighted average of valuation approaches deemed appropriate by the appraiser. The weights applied to the various methodologies are based upon the relative importance of each methodology. Further, discounts to the combined value may be necessary to properly reflect the appropriate standard of value (discounts for lack of control, lack of marketability, restrictions, and blockage are typical examples).

Finally, it is crucial to understand that valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data. We considered each of the valuation methodologies outlined above in reaching our final conclusion of the fair value of a controlling interest in Georgian Bancorporation, Inc.

GOODWILL  AND  INTANGIBLE  VALUE
--------------------------------

According to Revenue Ruling 59-60, the valuation of a closely held business should take into consideration goodwill or other intangibles. Goodwill, as interpreted from the ruling, is considered as value in excess of book value. In the case of banking institutions, goodwill typically arises through acquisitions, and can be either positive or negative. While there has been no explicit effort to value the goodwill and intangibles independently, the following analysis considers the valuation implications of both.

EXCESS  CAPITAL  ADJUSTMENT
---------------------------

Because of the high capital ratio of the Bank, it is appropriate to base the valuation on a two-tiered approach: the valuation of tangible capital at "normal" levels, and the valuation of excess capital. Based on a more normal equity/assets ratio of 9.0%, the Bank's tangible capital would be $32,920,274 on assets of $366,254,561 at April 30, 2004, leaving excess capital of $24,000,000. These figures are used at the appropriate places in the valuation analysis below.

THE  ASSET  BASED  APPROACH
---------------------------

The asset value of a corporation is established by using the corporation's financial statements. Adjustments are made, as necessary or appropriate, to reflect the market value of the corporation's assets and liabilities as opposed to their book value. The objective is to arrive at a net asset value, defined as the difference between the adjusted valuation of all assets and liabilities. Net asset value reflects the valuation of assets in the context of a going concern. Net asset value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern.

The asset value of a corporation is established by using the corporation's financial statements. Adjustments are made, as necessary or appropriate, to reflect the market value of the corporation's assets and liabilities as opposed to their book value. The objective is to arrive at a net asset value, defined as the difference between the adjusted valuation of all assets and liabilities. Net asset value reflects the valuation of assets in the context of a going concern. Net asset value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern. Based upon our review, the following adjustments would be necessary to derive asset value on a control basis.

  -  No  adjustment  for  the  loan  loss  allowance  is  made.
  - A premium to reflect the economic value of the deposit base ("core deposit intangibles") is determined based upon the structure of the deposit base and our experience in valuing core deposit intangibles for numerous financial institutions. To estimate the appropriate deposit premium, we reviewed data for branch acquisition premiums during the 1998-03 period. For our purposes, a premium of 6.5% is utilized. This premium is applied to all deposits, excluding brokered deposits. The amount of brokered deposits at April 30, 2004 is estimated as total deposits on that date times the percentage of brokered deposits to total deposits on March 31, 2004.
  - No adjustment was made to reflect any difference between the market value of the land, buildings, and furniture, fixtures & equipment and their reported book values.
  -  Intangible  assets  are  eliminated  for  valuation  purposes.

                        TABLE 1
                     GEORGIAN BANK
                 THE ASSET BASED APPROACH
                   As of April 30, 2004
Reported Book Value as of April 30, 2004        $56,920,274
Premium - Non Brokered Deposits           6.5%   15,751,635
Goodwill                                         (1,055,000)
                                                ------------
Adjusted Book Value.                            $71,616,909
                                                ============
VALUATION - ASSET BASED APPROACH                $71,617,000
                                                ============


Based upon the analysis presented above, the valuation of Georgian Bank under the asset-based approach was

$71,617,000 (rounded) as of April 30, 2004.
THE  MARKET  APPROACH
---------------------

The market approach is based upon transactions involving interests of the subject company or transactions involving interests of similar (Guideline) companies for which adequate information is available.

                            MARKET TRANSACTIONS DATA
                            ------------------------

A list of control bank transactions announced in 2003 and the first quarter of 2004 is presented in Appendix E, along with pricing and other information. For the market approach, we utilized three methods:

1. Estimated ongoing earnings times the control transactions price/earnings multiple.
2.   Total assets times the control transactions price/assets ratio.
3.   Book value times the control transactions price/book value ratio.

In each case the reported multiples must be adjusted to reflect the risks associated with an investment in the Bank, as well as the expected rate of earnings growth for the Bank. In determining base capitalization rates for the market approach, Southard Financial reviewed bank control transactions in Georgia and surrounding states, as well as throughout the United States. The focus of the review was banks of similar size, performance, and capitalization (equity/asset ratio). Considering these factors, the base capitalization rates were (a) price/earnings of 29.1x, (b) price/book value of 242.88%, and (c) price/assets of 20.80%, based on the average in the first quarter of 2004. Often it is necessary to apply a fundamental discount to the base capitalization factors to reflect the relative attractiveness of the Bank and its market area, as well as its earnings history. In our opinion, based upon all of the available data, no discount is necessary. As a result, the risk adjusted capitalization factors are 29.0 times earnings, 240% of book value, and 20.8% of assets (all rounded).

                         VALUATION - THE MARKET APPROACH
                         -------------------------------

The valuation of the Bank using the market approach is presented in the table below. The benchmark measures for the Bank are based upon March 31, 2004 data for the price/book value and price/assets methods. For the price/earnings method, anticipated benefits were derived in Table 3 below (ongoing earning power without synergies). In each case, the anticipated benefits have excluded the impact of excess capital, and thus excess capital is added to the capitalized benefits to derive total value.

                                           TABLE 2
                                        GEORGIAN BANK
                               VALUATION - THE MARKET APPROACH
                                    As of April 30, 2004
                                           Price / Earnings   Price / Book    Price / Assets
                                           -----------------  -------------  ----------------
Anticipated Benefits                       $       2,321,000  $  32,920,274  $   366,254,561
Risk Adjusted Capitalization Factor                    29.00          340ft            20.80%
                                           -----------------  -------------  ----------------
Capitalized Benefits                       $      67,309,000  $  79,008,658  $    76,180,949
Excess Capital                                    24,000,000     24,000,000       24,000,000
                                           -----------------  -------------  ----------------
Valuation After Excess Capital Adjustment  $      91,309,000  $ 103,008,658  $   100,180,949
                                           =================  =============  ================

VALUATION - GUIDELINE COMPANY METHOD       $      91,309,000  $ 103,009,000  $   100,181,000
                                           =================  =============  ================

Based upon the analysis presented above, the valuation of Georgian Bank under the market approach was $91,309,000 (rounded) under the guideline price/earnings method, $103,009,000 (rounded) under the guideline price/book value method, and $100,181,000 (rounded) under the guideline price/assets method as of April 30, 2004.

THE INCOME APPROACH - SYNERGISTIC PRICE/EARNINGS METHOD
-------------------------------------------------------

The determination of value using the income approach is a two step process. First, it is necessary to make a determination of the Bank's ongoing earning power, also defined as the "anticipated benefits" that will accrue to the Bank on an annual basis. Second, a rate must be identified with which to capitalize those earnings (the capitalization factor).

Under the synergistic price/earnings method, the anticipated benefits are derived as estimated earnings based upon synergies that could expect to be achieved by an acquiror of the Bank. In the case of the Bank, it is estimated that an acquiror could expect to achieve synergies equivalent to 0.40% of average assets, or $1,252,228. Net of a 38% tax benefit, the after-tax savings would be $776,381, which is added to the ongoing earning power derived in the table below. The result is capitalized at an earnings multiple derived from the price/earnings ratios of publicly traded banks, which represent the pool of potential acquirers of the Bank.

                              ANTICIPATED BENEFITS
                              --------------------

Our approach to determining ongoing earning power is based upon the current and historical performance of the Bank. Specifically, a two-year weighted average of basic operating income, on a fully taxable equivalent basis, is derived. No adjustments to the reported performance were deemed necessary. Then, a normalized loan loss provision is deducted based upon the average for peer banks over the 2003-04 period, adjusted for the Bank's loan/asset ratio and recent experience.

The derived ongoing pre-tax ROAA is multiplied by estimated average assets during the first four months of 2004 to derive ongoing pre-tax earnings for the Bank. Taxes are applied to the resulting adjusted pre-tax earnings at a fully-taxable equivalent rate of 38.0%. Ongoing earning power on an historical basis is then averaged with budgeted 2004 earnings (tax-affected).

Finally, an adjustment is made to reflect the estimated earnings that would be foregone without the $24 million of excess capital. The estimate of foregone earnings ($462,768) is based on the Bank's yield on investment securities in the first quarter of 2004 (3.11%) times excess capital, net of taxes at 38.0%. Also shown in the table below is the estimate of anticipated benefits that would accrue to an acquiror of the Bank, based on the adjustments described above.

                                     TABLE 3
                                  GEORGIAN BANK
                              ONGOING EARNING POWER
                             (Anticipated Benefits)

Basic Operating Income                         Adjustment        BOI
---------------------------------------------  -----------  -------------

                                         2004        0.00%           177%
                                         2003        0.00%          1.62%
                                                            -------------
Average Adjusted Basic Operating Income                             1.72%  1
Estimated Ongoing Loan Loss Provision                                044%  2
                                                            -------------
Estimated Ongoing Pre-Tax ROAA                                      1.28%
Average Assets- Estimated YTD 2004                          $332,356,000
                                                            -------------
Estimated Ongoing Pre-Tax Income                            $  4,254,157
Estimated Income Taxes                               38.0%     1,616,580
                                                            -------------
Ongoing After-Tax Income - Historical Basis                 $  2,637,577
Budgeted Net Income (tax-affected)                             3,004,000   3
                                                            -------------
Estimated Ongoing Earnings                                  $  2,784,146
Foregone Earnings on Excess Capital                             (462,768)  4
                                                            -------------
Ongoing Earnings Adjusted for Excess Capital                $  2,321,378
                                                            =============

ANTICIPATED BENEFITS - NO SYNERGIES                         $  2,321,000
                                                            =============

Anticipated Benefits - No Synergies                         $  2,321,378
Anticipated Economies to an Acquiror                           1,252,228   5
Tax Effect of Savings                                38.0%      (475,847)
                                                            -------------
Earning Power to An Acquiror                                $  3,097,759
                                                            =============

ANTICIPATED BENEFIT TO AN ACQUIROR                          $  3,098,000
                                                            =============

     1    Years  weighted:  2004  (2x);  2003  (1x)
     2 Peer average over the 2003-04 period, adjusted for the Bank's loan/asset ratio and recent experience
     3    Budgeted  2004  pre-tax  earnings  (tax  affected),  weighted  40%
     4 Derived as excess capital of $24,000,000 times yield of 3.11%, net of taxes at 38.0%
     5    Derived  as  0.40%  of  average  assets

Based upon the analysis presented above, the ongoing earning power (anticipated benefits) of Georgian Bank was $2,321,000 (rounded) as of April 30, 2004. Adjusting for anticipated synergies, the anticipated benefits were $3,098,000 (rounded).

                              CAPITALIZATION FACTOR
                              ---------------------

To derive appropriate capitalization factors (price/earnings ratio and price/book value ratio), we relied upon current market data for publicly traded banks and bank holding companies (guideline companies) found in Appendix F. Our analysis of the market data consisted of the following steps:

  - Gather price, earnings, book value, market capitalization, and other data (as of March 31, 2004) on all publicly traded commercial banks which were indicated by Wilshire & Associates and whose identity and location could be confirmed by another source.
  - Sort the list by market capitalization, price/earnings ratios, price/book value ratios, geographical region, and return on equity.
  - Exclude all banks with negative earnings, all banks over $2.0 billion market capitalization, all banks with price/earnings ratios under 5.00x or over 25.00x trailing twelve month earnings, and all banks with price/book value ratios under 0.75x or over 3.50x.
  - Analyze trends and patterns in the price/earnings ratios and price/book value ratios and make comparisons with the Bank.

In utilizing a guideline group as an indication of the value of the Bank on a controlling interest basis, the focus should be on banks with the Bank's size and performance characteristics. For the valuation of the Bank, a base capitalization rate of 18.13x was utilized, representing all banks in Georgia with positive ROE and market capitalization under $1 billion as of March 31, 2004. As in the market approach, it is not necessary, in our opinion, to apply a discount to the base capitalization rate to reflect fundamental differences between the Bank and the guideline public companies. As a result, the risk adjusted capitalization factor is 18.00x (rounded).

                  VALUATION - SYNERGISTIC PRICE/EARNINGS METHOD
                  ---------------------------------------------

Based upon the assumptions outlined in detail above, the synergistic price/earnings method of the income approach is summarized in the table below. As in the price/earnings method of the market approach, excess capital is added to capitalized benefits (which were reduced by foregone earnings on excess capital).

                       TABLE 4
                    GEORGIAN BANK
  THE INCOME APPROACH - SYNERGISTIC PRICE/EARNINGS METHOD
                 As of April 30, 2004

Anticipated Benefits                           $ 3,098,000
Risk  Adjusted Capitalization on Factor              18.00
                                               -----------
Capitalized Benefits                           $55,764,000
Excess Capital                                  24,000,000
                                               -----------
Valuation - Synergistic Price Earnings Method  $79,764,000
                                               ===========

VALUATION - SYNERGISTIC EARNINGS               $79,764,000
                                               ===========

Based upon the analysis presented above, the valuation of Georgian Bank under the income approach (synergistic price/earnings method) was $79,764,000 (rounded) as of April 30, 2004.

THE INCOME APPROACH - DISCOUNTED FUTURE EARNINGS METHOD
-------------------------------------------------------

The determination of value using the discounted future earnings method is a three-step process. First, it is necessary to make a projection of the subject entity's earnings over a period of time, usually no more than five years. Second, it is necessary to estimate the value of the Bank at the end of the five-year period (terminal value). Finally, an appropriate rate must be identified at which to discount the future earnings and terminal value to their present values (discount rate).

                              ANTICIPATED BENEFITS
                              --------------------

For the discounted future earnings method, the base year earnings number is derived based upon no synergies but including the excess capital adjustment to earnings. Thus, pre-tax earnings of $4,490,323 (weighted historical and budgeted level) are reduced by pre-tax foregone earnings on excess capital of $746,400, to produce estimated ongoing pre-tax income of $3,743,923. The result is then taxed at 38.0%.

                      TABLE 5
                   GEORGIAN BANK
ONGOING EARNING POWER - DISCOUNTED FUTURE EARNINGS METHOD
                As of April 30, 2004

Estimated Ongoing Pre-Tax Income      $ 3,743,923
Estimated Income Taxes                  1,422,691
                                      -----------
Estimated Ongoing After - Tax Income  $ 2,321,232
                                      ===========

ANTICIPATED BENEFITS - NO SYNERGIES   $ 2,321,000
                                      ===========

The derived ongoing earnings of $2,321,000 (rounded) will be projected into the future in the analysis below. Then, the projected future earnings (and projected terminal value) will be discounted to the valuation date.

                         CAPITALIZATION (DISCOUNT) RATE
                         ------------------------------

It is commonly known that the value of an investment is the present value of the future income stream that flows to the owner, determined using a discount rate (interest rate) that reflects the riskiness of the investment. An accepted method of developing the appropriate capitalization rate, or investor's required rate of return is the "build-up method". The utilization of this approach relies upon the historical relationships between rates of return earned by investors on investments in securities. The model is based upon the following simple premise: investors demand a rate of return commensurate with the risk level borne.
Expressed mathematically, the build-up method results in the following relationship:

               CR = Rf + (Req * Bj) + Rsize + Rp1 +. . . . .+ Rpn
               where;
                         CR      =  Capitalization  rate  for the subject entity
                         Rf      =  Risk  free  rate  of  interest
                         Req     =  Equity  risk  premium
                         Bj      =  Beta  coefficient
                         Rsize   =  Size  risk  premium
                         Rpi     =  Specific  risk  premiums,  i=1,  .n

Thus, the use of the build-up method requires an estimate of each of the relevant risk premiums:

1.   RISK-FREE  RATE:  The  proxy  used  for  the risk free interest rate is the
     ----------------
     20-year Treasury bond yield. The 20-year Treasury bond yield as of April 30, 2004 was about 5.3%.

2.   EQUITY  RISK  PREMIUM: The general market equity risk premium is taken from
     ----------------------
     data provided by Ibbotson and Associates in Stocks, Bonds, Bills and Inflation, 2004 Yearbook (Valuation Edition). The general market equity risk premium for the period 1926-03 was 6.3%, based upon the average arithmetic return for all stocks on the NYSE, AMEX, and NASDAQ (12.1%, per Table 7-4) less the average arithmetic return on long-term government bonds (5.8%, per Table 2-1).

3.   BETA  COEFFICIENT:  The  riskiness  of  an  investment  reflects  two basic
     ------------------
     components,  the  operating  (business) risk and the financial risk. The Bj
     (beta) coefficient of the market portfolio, based upon average operating and financial risk, is 1.0x. Further, the historic beta coefficient of the bank stock market is currently in the range of 0.10x to 0.99x (excluding outliers), with an average of 0.40x to 0.50x. Therefore, the beta coefficient used in the analysis is the approximate average of 0.45x.

4.   SIZE  RISK  PREMIUM:  The initial size risk premium is also based upon data
     --------------------
     from Ibbotson and Associates. In Stock, Bonds, Bills and Inflation, 2004 Yearbook (Valuation Edition, Table 7-9), data is provided for equity size risk premiums based upon deciles for the period 1926-03. Clearly, the rate of return earned has historically been a function of size. Thus, to account for the small size of the subject entity, a size risk premium of 6.8% is appropriate. This represents the size premium (return in excess of CAPM) for the smallest decile of NYSE/AMEX/NASDAQ stocks (based on beta-adjusted monthly returns).

5.   SPECIFIC  RISK  PREMIUM:  To  adjust  for  the risk of a business interest,
     ------------------------
     specific risk premiums are generally considered for the following factors. It is important to note that the risk premium can be either positive or negative depending upon the operating and financial characteristics of the subject entity. For the Bank, the following specific risk premiums were considered:

     - Key-man factors: Typically, small public companies have more management depth and, therefore, less dependency upon one or two key people. The Bank has a deep and experienced management team for its size and operations.
     - Diversification factors: Typically, small public companies have more geographic and product line diversification, as well as a larger customer base. The Bank's market consists primarily of communities in the north Atlanta metropolitan area.
     - Earnings/Return volatility: Typically, small public companies have more stable and predictable revenues and earnings. The Banks earnings have been growing steadily.

Based upon these factors, it is our opinion that a 1.0% specific risk premium is appropriate for the valuation of the Bank. The low risk premium is based upon the stability of the banking industry in general (regulation and oversight). Nevertheless, the premium is necessary to reflect the unproven nature of the Bank's earnings and the speculative nature of projected earnings.

                     TABLE 6
                  GEORGIAN BANK
             INVESTOR'S REQUIRED RETURN
Long-Term Government Bond Rate (20-year)          5.3%
  Ibbotson Equity Risk Premium             6.3%
  Beta Coefficient                        0.45
Adjusted Equity Risk Premium                      2.8%
Ibbotson Size Premium                             6.8%
Specific Risk Premium                             1.0%
                                                 -----
Investor's Required Rate of Return               15.9%
                                                 =====

Based upon the analysis presented above, the appropriate discount rate for the anticipated future earnings of Georgian Bank was 15.9% as of April 30, 2004.

                  VALUATION - DISCOUNTED FUTURE EARNINGS METHOD
                  ---------------------------------------------

Based upon the assumptions outlined in detail above, the discounted future earnings method is summarized in the table below. The methodology employed in determining valuation under the income approach was to discount the anticipated future earnings of the Bank to the present at the discount rate. It is assumed that the base year earnings will increase 20% per year over a five-year period and that earnings theoretically are fully distributed. The terminal value in year five of the analysis is derived as estimated earnings in year five, times the control value multiple used in the analysis above (29.0x). The terminal value is discounted to the present at the same rate as earnings (15.9%). Excess capital is added to the present value result.

                                  TABLE 7
                               GEORGIAN BANK
             THE INCOME APPROACH - DISCOUNTED FUTURE EARNINGS
                           As of April 30, 2004
                                               Earnings w/o     Present
                                        Year     Synergies       Value
                                       ------  -------------  ------------
                                           1   $   2,321,000  $  2,002,588
                                           2       2,785,200     2,073,431
                                           3       3,342,240     2,146,779
                                           4       4,010,688     2,222,722
                                           5       4,812,826     2,301,352
                                           5     139,571,954    66,739,197
                                                              ------------
Present Value of Projected Future Earnings                    $ 77,486,069
Excess Capital                                                  24,000,000
                                                              ------------
Valuation - Discounted Future Earnings Method                 $101,486,069
                                                              ============

VALUATION -DCF METHOD                                         $101,486,000
                                                              ============

Based upon the analysis presented above, the valuation of Georgian Bank under the income approach (discounted future earnings) was $101,486,000 (rounded) as of April 30, 2004.

COMBINED  VALUATION
-------------------

Based upon the entire analysis, it is our opinion that the fair value of Georgian Bank should be determined by assigning appropriate weights to the values derived above. The table below shows the combined value of the Company as of April 30, 2004. In our opinion, the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of this valuation opinion.

                                       TABLE 8
                                    GEORGIAN BANK
                              COMBINED VALUE PER SHARE
                                As of April 30, 2004

Valuation Methodology                                 Value      Weight     Product
-------------------------------------------------  ------------  -------  -----------
Asset Based Approach                               $ 71,617,000       0%  $         0
Market Approach - Guideline P/E Method               91,309,000      20%   18,261,800
Market Approach - Guideline P/BV Method             103,009,000      20%   20,601,800
Market Approach - Guideline Price / Assets Method   100,181,000      20%   20,036,200
Market Approach - Synergistic P/E Method             79,764,000      20%   15,952,800
Income Approach - Discounted Future Earnings        101,486,000      20%   20,297,200
                                                                 -------  -----------
COMBINED VALUE PER SHARE                                            100%  $95,149,800
                                                                 =======  ===========

The combined valuation of Georgian Bank was $95,149,800 as of April 30, 2004. The valuation has yet to consider the marketability of the shares being valued.

The conclusion of value of the Bank represents 167% of reported book value as of April 30, 2004, and 216% of book value at 9% (with capital in excess of 9% valued at 100%). The conclusion also equates to 41.00 times estimated ongoing earning power unadjusted for acquisition synergies, and 22.97 times estimated ongoing earnings adjusted for synergies. Finally, the conclusion represents 24.38% of total reported assets at April 30, 2004, and 19.43% of assets adjusted for excess capital.

VALUATION  OF  HOLDING  COMPANY
-------------------------------

The value of the holding Company is determined as the control value of the Bank, plus parent Company assets, less parent Company liabilities.

                 TABLE 9
      GEORGIAN BANCORPORATION, INC.
             COMBINED VALUE
           As of April 30, 2004

Combined Value of the Bank       $95,149,800
Parent Company Net Other Assets    1,318,461
                                 -----------
Valuation of the Company         $96,468,261
                                 ===========

Based upon the entire analysis, the combined value of Georgian Bancorporation, Inc. was $96,468,000

(rounded) as of April 30, 2004.
CONCLUSION
----------

The conclusion of value per share is determined as the combined value of the parent Company, divided by the number of shares outstanding. In determining the number of shares outstanding, it is necessary to assume that in a change of control transaction, all of the Company's outstanding (in-the-money) options and warrants would become immediately exercisable. The Company has outstanding warrants to purchase 2,185,000 shares of its stock at $10.00 per share and options to purchase 372,000 shares at a weighted average price of $7.79 per share. Thus, the proceeds of the exercise of all the warrants and options would be $24,746,160, and the outstanding shares would increase to 8,505,786.

                          TABLE 10
               GEORGIAN BANCORPORATION, INC.
               CONCLUSION OF VALUE PER SHARE
                     As of April 30, 2004

Valuation of the Company                       $ 96,468,000
Proceeds of Exercise of Options and Warrants     24,746,160
                                               ------------
Valuation of the Company - Post Exercise       $121,214,160
Shares Outstanding - Post Exercise                8,505,786
                                               ------------
Value Per Share                                $      14.25
                                               ============

CONCLUSION OF VALUE PER SHARE (rounded)        $      14.25
                                               ============

BASED UPON THE ENTIRE ANALYSIS, AND FOR THE PURPOSES DESCRIBED IN THIS REPORT, IT IS OUR OPINION THAT THE FAIR VALUE, ON A CONTROLLING INTEREST BASIS, OF THE COMMON STOCK OF GEORGIAN BANCORPORATION, INC. AS OF APRIL 30, 2004 WAS $14.25 PER SHARE (ROUNDED).

The final conclusion of fair value is rounded to reflect the imprecision inherent in the various assumptions used in the fair value determination. Nevertheless, the conclusion is reasonable, in our opinion, and meets the standards set out in the section on fair value. The valuation has considered all of the relevant factors reviewed during our due diligence process, whether referenced in this report or not.

It should be noted that the conclusion of value per share represents the value for each share outstanding as of the valuation date. The issuance of new shares of Company stock may constitute dilution of existing shareholder interests. For example, all other things being equal, an increase in the number of shares outstanding, without an increase in total Company value, decreases the Company's value per share. We are not currently aware of any material dilutive transactions planned by management. In the event that a material issuance of new shares is planned, a valuation adjustment may be necessary to properly reflect value per share.

EXHIBIT 1
GEORGIAN BANK
HISTORICAL BALANCE SHEETS
FOR THE PERIODS ENDED
($ Thousands)


                                                      December 31
                                      Mar 31   --------------------------                Compound Annual Growth
ASSETS                                 2004      2003     2002     2001               2001-04    2002-03   2003-04
-----------------------------------  --------  --------  -------  -------          ----------  ---------  --------
U.S. Treasury & Agency Securities      7,053    13,664    3,643      503              141.14%    275.08%   -48.38%
Tax-Exempt Securities                      0         0        0        0                0.00%      0.00%     0.00%
All Other Securities                       0         0        0        0                0.00%      0.00%     0.00%
Total Securities                       7,053    13,664    3,643      503              141.14%    275.08%   -48.38%
Fed Funds + CDs                       21,861    10,445    5,764    6,264               51.68%     81.21%   109.30%
Loans Held for Sale                        0         0        0        0                0.00%      0.00%     0.00%
Loans Net of Unearned Income         329,278   216,879   43,415    5,454              292.30%    399.55%    51.83%
Loan Loss Allowance                    4,097     2,698      492       55              320.76%    448.37%    51.85%
  Net Loans and Leases               325,181   214,181   42,923    5,399              291.99%    398.99%    51.83%
TOTAL EARNING ASSETS                 354,095   238,290   52,330   12,166              207.60%    355.36%    48.60%

Cash and Due From                      2,429     1,070      906      269              108.24%     18.10%   127.01%
Bank Premises                          7,070     3,709    3,396    1,681               61.42%      9.22%    90.62%
Other Real Estate                          0         0        0        0                0.00%      0.00%     0.00%
Invest In Unconsolidated Subsidiary        0         0        0        0                0.00%      0.00%     0.00%
Goodwill                               1,055     1,055        0        0                  nm         nm      0.00%
Other Intangible Assets                    0         0        0        0                0.00%      0.00%     0.00%
Other Assets                           5,357     4,603    2,064      101              275.72%    123.01%    16.38%
                                     --------  --------  -------  -------          ----------  ---------  --------
TOTAL ASSETS                         370,006   248,727   58,696   14,217              196.35%    323.75%    48.76%
                                     ========  ========  =======  =======          ==========  =========  ========

LIABILITIES & EQUITY
-----------------------------------
Non-Interest Bearing Deposits          8,504     5,905    3,830      840              116.33%     54.18%    44.01%
Interest Bearing Deposits            303,215   185,236   47,064    5,085              290.68%    293.58%    63.69%
  Total Deposits                     311,719   191,141   50,894    5,925              274.71%    275.57%    63.08%

Fed Funds Purchased/Repos                718       600       88        0                  nm     581.82%    19.67%
Other Borrowings                           0         0       28       42                  nm    -100.00%     0.00%
Subordinated Debt                          0         0        0        0                0.00%      0.00%     0.00%
  TOTAL ACQUIRED FUNDS               312,437   191,741   51,010    5,967              274.11%    275.89%    62.95%

Other Liabilities                        595       193       96       1               248.98%    101.04%   208.29%
Equity                                56,974    56,793    7,590    8,236               90.54%    648.26%     0.32%
                                     --------  --------  -------  -------          ----------  ---------  --------
TOTAL LIABILITIES & EQUITY           370,006   248,727   58,696   14,217              196.35%    323.75%    48.76%
                                     ========  ========  =======  =======          ==========  =========  ========

Average Earning Assets               302,757   100,111   32,426    9,227              220.14%    208.74%   202.42%
Average Total Assets                 313,057   106,991   36,536   10,556              209.53%    192.84%   192.60%
Average Interest-Bearing Funds       246,971    76,948   26,207    1,769              418.75%    193.61%   220.96%
Average Total Equity                  56,884    32,192    7,913    4,118              139.94%    306.82%    76.70%
Earning Assets/Average Assets          96.71%    93.57%   88.75%   87.41%              89.91%  3-Yr Avg
   Peer Group                          93.94%    93.71%   92.63%   88.13%              91.49%  3-Yr Avg
Interest-Bearing Funds/Avg Assets      78.89%    71.92%   71.73%   16.76%              53.47%  3-Yr Avg

EXHIBIT 2
GEORGIAN BANK
HISTORICAL PERCENTAGE BALANCE SHEETS
FOR THE PERIODS ENDED


                                                    December 31                      Peer #
                                     Mar 31   -------------------------              2001
ASSETS                                2004     2003     2002     2001                3/04
-----------------------------------  -------  -------  -------  -------             -------
U.S. Treasury & Agency Securities      1.91%    5.49%    6.21%    3.54%               7.92%
Tax-Exempt Securities                  0.00%    0.00%    0.00%    0.00%               0.11%
All Other Securities                   0.00%    0.00%    0.00%    0.00%               4.36%
Total Securities                       1.91%    5.49%    6.21%    3.54%              12.39%
Fed Funds + CDs                        5.91%    4.20%    9.82%   44.06%               5.94%
Loans Held for Sale                    0.00%    0.00%    0.00%    0.00%               0.00%
Loans Net of Unearned Income          88.99%   87.20%   73.97%   38.36%              71.25%
Loan Loss Allowance                    1.11%    1.08%    0.84%    0.39%               0.89%
  Net Loans and Leases                87.89%   86.11%   73.13%   37.98%              70.74%
TOTAL EARNING ASSETS                  95.70%   95.80%   89.15%   85.57%              92.87%

Cash and Due From                      0.66%    0.43%    1.54%    1.89%               2.90%
Bank Premises                          1.91%    1.49%    5.79%   11.82%               2.19%
Other Real Estate                      0.00%    0.00%    0.00%    0.00%               0.01%
Invest In Unconsolidated Subsidiary    0.00%    0.00%    0.00%    0.00%               0.00%
Goodwill                               0.29%    0.42%    0.00%    0.00%               0.00%
Other Intangible Assets                0.00%    0.00%    0.00%    0.00%               0.00%
Other Assets                           1.45%    1.85%    3.52%    0.71%               1.55%
                                     -------  -------  -------  -------             -------
TOTAL ASSETS                         100.00%  100.00%  100.00%  100.00%             100.00%
                                     =======  =======  =======  =======             =======

LIABILITIES & EQUITY
-----------------------------------
Non-Interest Bearing Deposits          2.30%    2.37%    6.53%    5.91%              12.19%
Interest Bearing Deposits             81.95%   74.47%   80.18%   35.77%              71.92%
  Total Deposits                      84.25%   76.85%   86.71%   41.68%              84.11%

Fed Funds Purchased/Repos              0.19%    0.24%    0.15%    0.00%               0.95%
Other Borrowings                       0.00%    0.00%    0.05%    0.30%               1.64%
Subordinated Debt                      0.00%    0.00%    0.00%    0.00%               0.00%
  TOTAL ACQUIRED FUNDS                84.44%   77.09%   86.91%   41.97%              86.70%

Other Liabilities                      0.16%    0.08%    0.16%    0.10%               0.40%
Equity                                15.40%   22.83%   12.93%   57.93%              11.03%
                                     -------  -------  -------  -------             -------
TOTAL LIABILITIES & EQUITY           100.00%  100.00%  100.00%  100.00%             100.00%
                                     =======  =======  =======  =======             =======


                                                                         3-Yr Avg
Peer Group Equity/Assets              11.03%   12.13%   18.49%   40.17%     23.60%
Average Assets/Average Equity          5.50     3.32     4.62     2.56       3.50
   Peer Group                          9.07     8.24     5.41     2.49       5.38
Tier I Leverage Capital               17.91%   29.06%   13.58%   77.99%     40.21%
   Peer Group                         11.06%   11.54%   14.52%   46.73%     24.26%

EXHIBIT 3
GEORGIAN BANK
HISTORICAL INCOME STATEMENTS
FOR THE PERIODS ENDED
($ Thousands)


                                                   December 31
                                     Mar 31   -----------------------             Compound Annual Growth
                                      2004     2003     2002    2001           2001-04    2002-03   2003-04
                                     -------  -------  -------  -----          --------  ---------  --------
INTEREST INCOME
Loans                                 4,360    5,897    2,005     42            646.05%    194.11%   195.74%
Balance with Deposit Institutions         0        0        0      0              0.00%      0.00%     0.00%
Fed Funds Sold                           52      123       66    128             17.57%     86.36%    69.11%
Securities Income - Taxable             110      193       59      6            318.57%    227.12%   127.98%
Securities Income - Tax Exempt            0        0        0      0              0.00%      0.00%     0.00%
Estimated Tax Benefit                     0        0        0      0              0.00%      0.00%     0.00%
Other Interest Income                     2        4        0      0                nm         nm    100.00%
  TOTAL INTEREST INCOME               4,524    6,217    2,130    176            368.48%    191.88%   191.07%
INTEREST EXPENSE                                                                  0.00%
Large CDs                               519      425      147      2            912.51%    189.12%   388.47%
Other Deposits                          796    1,179      622      9            607.26%     89.55%   170.06%
Fed Funds Purchased/Repos                 2       20        1      0                nm         nm    -60.00%
Other Interest Expense                    0        0        0     13                nm       0.00%     0.00%
  TOTAL INTEREST EXPENSE              1,317    1,624      770     24            503.22%    110.91%   224.38%
NET INTEREST INCOME                   3,207    4,593    1,360    152            338.64%    237.72%   179.29%
OTHER INCOME                                                                      0.00%
Service Charges-Deposit Accounts         19       50       28      0                nm      78.57%    52.00%
Net Gains/(Losses) excl-securities        0        8        0      0              0.00%        nm   -100.00%
Other Operating Income                   33      117       49      0                nm     138.78%    12.82%
  TOTAL OTHER INCOME                     52      175       77      0                nm     127.27%    18.86%
ADJUSTED GROSS INCOME                 3,259    4,768    1,437    152            340.99%    231.80%   173.41%
NON-INT OPERATING EXPENSE                                                         0.00%
Salaries & Benefits                   1,207    2,022    1,045    414            126.77%     93.49%   138.77%
Net Occupancy                           203      333      201     57            142.42%     65.67%   143.84%
Other Operating Expense                 460      681      416    193            112.04%     63.70%   170.19%
  TOTAL NON-INT OP EXPENSE            1,870    3,036    1,662    664            124.17%     82.67%   146.38%
  NET NON-INTEREST INCOME            (1,818)  (2,861)  (1,585)  (664)               nm         nm        nm
BASIC OPERATING INCOME                1,389    1,732     (225)  (512)               nm         nm    220.79%
Securities Transactions                 243        0        0      0                nm       0.00%       nm
Loan Loss Provision                   1,398    2,206      437     55            366.73%    404.81%   153.49%
PRE-TAX INCOME (FTE)                    234     (474)    (662)  (567)               nm         nm        nm
  FTE Adjustment                          0        0        0      0              0.00%      0.00%     0.00%
PRE-TAX INCOME                          234     (474)    (662)  (567)               nm         nm        nm
Taxes                                    89     (680)       0      0                nm         nm        nm
INCOME BEFORE EXTRA ITEMS               145      206     (662)  (567)               nm         nm    181.55%
Net Extraordinary Items                   0        0        0      0              0.00%      0.00%     0.00%
                                     -------  -------  -------  -----          --------  ---------  --------
  NET INCOME                            145      206     (662)  (567)               nm         nm    181.55%
                                     =======  =======  =======  =====          ========  =========  ========
DIVIDENDS                                 0        0        0      0
DIVIDEND PAYOUT                        0.00%    0.00%    0.00%  0.00%             0.00%  3-Yr Avg
                                     =======  =======  =======  =====
Peer Group Dividend Payout             0.00%    0.00%    0.00%  0.00%             0.00%  3-Yr Avg

Effective Tax Rate                    38.03%  143.46%    0.00%  0.00%            47.82%  3-Yr Avg

EXHIBIT 4
GEORGIAN BANK
HISTORICAL INCOME STATEMENTS
AS A PERCENTAGE OF AVERAGE ASSETS
FOR THE PERIODS ENDED


                                                   December 31                 Peer #
                                     Mar 31   ----------------------           2001
                                      2004     2003    2002    2001            3/04
                                     -------  ------  ------  ------          --------
INTEREST INCOME
Loans                                  5.57%   5.51%   5.49%   0.40%
Balance with Deposit Institutions      0.00%   0.00%   0.00%   0.00%
Fed Funds Sold                         0.07%   0.11%   0.18%   1.21%
Securities Income - Taxable            0.14%   0.18%   0.16%   0.06%
Securities Income - Tax Exempt         0.00%   0.00%   0.00%   0.00%
Estimated Tax Benefit                  0.00%   0.00%   0.00%   0.00%
Other Interest Income                  0.00%   0.00%   0.00%   0.00%
  TOTAL INTEREST INCOME                5.78%   5.81%   5.83%   1.67%             5.19%
INTEREST EXPENSE
Large CDs                              0.66%   0.40%   0.40%   0.02%
Other Deposits                         1.02%   1.10%   1.70%   0.09%
Fed Funds Purchased/Repos              0.00%   0.02%   0.00%   0.00%
Other Interest Expense                 0.00%   0.00%   0.00%   0.12%
  TOTAL INTEREST EXPENSE               1.68%   1.52%   2.11%   0.23%             1.47%
NET INTEREST INCOME                    4.10%   4.29%   3.72%   1.44%             3.69%
OTHER INCOME
Service Charges-Deposit Accounts       0.02%   0.05%   0.08%   0.00%
Net Gains/(Losses) excl-securities     0.00%   0.01%   0.00%   0.00%
Other Operating Income                 0.04%   0.11%   0.13%   0.00%
  TOTAL OTHER INCOME                   0.07%   0.16%   0.21%   0.00%             0.60%
ADJUSTED GROSS INCOME                  4.16%   4.46%   3.93%   1.44%             4.29%
NON-INT OPERATING EXPENSE
Salaries & Benefits                    1.54%   1.89%   2.86%   3.92%             1.82%
Net Occupancy                          0.26%   0.31%   0.55%   0.54%             0.50%
Other Operating Expense                0.59%   0.64%   1.14%   1.83%             1.13%
  TOTAL NON-INT OP EXPENSE             2.39%   2.84%   4.55%   6.29%             3.50%
  NET NON-INTEREST INCOME             -2.32%  -2.67%  -4.34%  -6.29%            -2.90%
BASIC OPERATING INCOME                 1.77%   1.62%  -0.62%  -4.85%             0.79%
Securities Transactions                0.31%   0.00%   0.00%   0.00%             0.01%
Loan Loss Provision                    1.79%   2.06%   1.20%   0.52%             0.28%
PRE-TAX INCOME (FTE)                   0.30%  -0.44%  -1.81%  -5.37%             0.61%
  FTE Adjustment                       0.00%   0.00%   0.00%   0.00%             0.00%
PRE-TAX INCOME                         0.30%  -0.44%  -1.81%  -5.37%             0.61%
Taxes                                  0.11%  -0.64%   0.00%   0.00%             0.10%
INCOME BEFORE EXTRA ITEMS              0.19%   0.19%  -1.81%  -5.37%             0.51%
Net Extraordinary Items                0.00%   0.00%   0.00%   0.00%             0.00%
                                     -------  ------  ------  ------          --------
  NET INCOME                           0.19%   0.19%  -1.81%  -5.37%             0.51%
                                     =======  ======  ======  ======          ========

EXHIBIT 5
GEORGIAN BANK
RETURN ON AVERAGE ASSETS & AVERAGE EQUITY
FOR THE PERIODS ENDED


                                       Percent of Average Total Assets
                           Mar 31    ----------------------------------
                            2004      Mar 31
Income Statements-BANK      ($M)       2004      2003    2002    2001              3-Yr Avg
------------------------  ---------  ---------  ------  ------  -------
Net Interest Income       $  3,207       4.10%   4.29%   3.72%    1.44%                3.15%
                          ---------  ---------  ------  ------  -------
  Non-Interest Income     $     52       0.07%   0.16%   0.21%    0.00%                0.12%
  Non-Interest Expense       1,870       2.39    2.84    4.55     6.29                 4.56
                          ---------  ---------  ------  ------  -------
Net Non-Interest Income    ($1,818)     -2.32%  -2.67%  -4.34%   -6.29%               -4.43%
                          ---------  ---------  ------  ------  -------
Basic Operating Income    $  1,389       1.77%   1.62%  -0.62%   -4.85%               -1.28%
Loan Loss Provision          1,398       1.79    2.06    1.20     0.52                 1.26
Securities Transactions        243       0.31    0.00    0.00     0.00                 0.00
                          ---------  ---------  ------  ------  -------
Pre-Tax Income FTE        $    234       0.30%  -0.44%  -1.81%   -5.37%               -2.54%
Taxes (FTE)                     89       0.11   -0.64    0.00     0.00                -0.21
                          ---------  ---------  ------  ------  -------
Net Income (ROAA)         $    145       0.19%   0.19%  -1.81%   -5.37%               -2.33%
                          =========  =========  ======  ======  =======
ROAE                                     1.02%   0.64%  -8.37%  -13.77%               -7.16%
                                     =========  ======  ======  =======
Pre-Tax ROAE                             1.65%  -1.47%  -8.37%  -13.77%               -7.87%
                                     =========  ======  ======  =======

                              State    National
Income Statements-PEER        3/04       3/04    2003    2002     2001             3-Yr Avg
------------------------  ---------  ---------  ------  ------  -------
Net Interest Income           4.01%      3.69%   3.62%   3.36%    4.19%                3.72%
                          ---------  ---------  ------  ------  -------
  Non-Interest Income         0.85%      0.60%   0.70%   0.58%    0.46%                0.58%
  Non-Interest Expense        2.86       3.50    3.79    5.01    29.79                12.86
                          ---------  ---------  ------  ------  -------
Net Non-Interest Income      -2.01%     -2.90%  -3.09%  -4.43%  -29.33%              -12.28%
                          ---------  ---------  ------  ------  -------
Basic Operating Income        2.00%      0.79%   0.53%  -1.07%  -25.14%               -8.56%
Loan Loss Provision           0.23       0.28    0.42    0.75     2.02                 1.06
Securities Transactions       0.01       0.01    0.03    0.02     0.00                 0.02
                          ---------  ---------  ------  ------  -------
Pre-Tax Income FTE            1.77%      0.61%   0.23%  -1.58%  -27.02%               -9.46%
Taxes (FTE)                   0.58       0.10   -0.03   -0.11    -1.39                -0.51
                          ---------  ---------  ------  ------  -------
Net Income (ROAA)             1.19%      0.51%   0.26%  -1.47%  -25.63%               -8.95%
                          =========  =========  ======  ======  =======
ROAE                            na       4.68%   2.61%  -6.71%  -35.56%              -13.22%
                          =========  =========  ======  ======  =======
Pre-Tax ROAE                    na       5.53%   1.90%  -8.55%  -67.26%              -24.64%
                          =========  =========  ======  ======  =======

SCHEDULE 1
GEORGIAN BANK
LOAN AND INVESTMENT PORTFOLIO COMPOSITION
FOR THE PERIODS ENDED


                                    Mar 31, 2004               Dec 31, 2003               Dec 31, 2002
Loan Mix as a Percent of          ----------------           ----------------           ----------------
Average Gross Loans and Leases     Bank     Peer              Bank     Peer              Bank     Peer
--------------------------------  -------  -------           -------  -------           -------  -------
Construction & Development         49.00%   12.03%            48.44%   11.39%            40.00%    9.61%
1-4 Family Residential              7.71%   20.19%             9.53%   20.63%             9.92%   21.14%
Other Real Estate                  21.92%   32.84%            26.02%   32.38%            30.55%   31.00%
                                  -------  -------           -------  -------           -------  -------
Total Real Estate                  78.63%   69.80%            83.99%   68.75%            80.47%   65.68%
Agricultural                        0.00%    0.63%             0.00%    0.59%             0.00%    0.61%
Commercial and Industrial          20.69%   20.76%            13.91%   21.46%            14.76%   23.39%
Individuals                         0.59%    4.46%             1.38%    4.73%             3.26%    5.75%
Credit Cards                        0.00%    0.00%             0.00%    0.00%             0.00%    0.01%
Municipal Loans                     0.00%    0.02%             0.00%    0.01%             0.00%    0.00%
Other Loans & Lease Financing AR    0.09%    0.20%             0.72%    0.23%             1.51%    0.30%
                                  -------  -------           -------  -------           -------  -------
Total Gross Loans and Leases      100.00%  100.00%           100.00%  100.00%           100.00%  100.00%
                                  =======  =======           =======  =======           =======  =======



                                                  December 31
                                     Mar 31  -----------------------
Securities Portfolio Composition      2004    2003     2002    2001
-----------------------------------  ------  -------  ------  ------
Held-to-Maturity ($Thousands)
   Book Value                            0        0       0       0
   Market Value                          0        0       0       0
   Appreciation/(Depreciation)           0        0       0       0
% Appreciation/-Depreciation
     Bank                             0.00%    0.00%   0.00%   0.00%
     Peer Group                       0.00%    0.00%   0.00%   0.00%

Available-for-Sale ($Thousands)
   Book Value                        6,974   13,640   3,614     500
   Market Value                      7,053   13,664   3,643     503
   Appreciation/(Depreciation)          79       24      29       3
% Appreciation/-Depreciation
     Bank                             1.12%    0.18%   0.80%   0.60%
     Peer Group                         na       na      na      na

HTM (Book Value) % of Avg Assets      0.00%    0.00%   0.00%   0.00%
     Peer Group                       0.34%    0.54%   1.25%   1.11%

AFS (Market Value) % of Avg Assets    3.35%    5.61%   4.40%   3.54%
     Peer Group                      12.05%   12.92%  14.28%  11.67%

SCHEDULE 2
GEORGIAN BANK
LOAN PORTFOLIO QUALITY
FOR THE PERIODS ENDED


                                                As of December 31
                                    Mar 31   ------------------------
Loan Loss Reserve Reconciliation     2004     2003     2002     2001
---------------------------------  --------  -------  -------  ------
Beginning Reserve Balance            2,698      492       55       0
Net Charge-Offs:
 Gross Loan Losses                       0        0        0       0
 Recoveries                              0        0        0       0
 Other Adjustments                       1        0        0       0
                                   --------  -------  -------  ------
Net Charge-Offs                         (1)       0        0       0
Loan Loss Provision                  1,398    2,206      437      55
                                   --------  -------  -------  ------
Ending Reserve Balance               4,097    2,698      492      55
                                   ========  =======  =======  ======
Non-Accrual Loans                        0        0        0       0
                                   ========  =======  =======  ======
Average Loans                      265,755   81,155   26,690   2,072


Ending Reserve/Loans and Leases                                                 3-Yr Avg
(net of unearned income)
   Bank                               1.24%    1.24%    1.13%   1.01%               1.13%
   Peer Group                         1.24%    1.25%    1.22%   1.14%               1.20%

Net Losses/Average Loans
(net of unearned income)
   Bank                               0.00%    0.00%    0.00%   0.00%               0.00%
   Peer Group                         0.07%    0.08%    0.04%   0.00%               0.04%

Ending Reserve/Non-Accrual Loans
   Bank                               0.00     0.00     0.00    0.00                   -
   Peer Group                         3.72     6.13     1.46    0.11                2.57

Loss Provision/Average Assets
   Bank                               1.79%    2.06%    1.20%   0.52%               1.26%
   Peer                               0.28%    0.42%    0.75%   2.02%               1.06%

Net Loan/Deposit Ratio
   Bank                             104.32%  112.05%   84.34%  91.12%              95.84%
   Peer Group                        83.44%   85.07%   80.49%  64.34%              76.63%

SCHEDULE 3
GEORGIAN BANK
YIELD SPREADS AND EMPLOYEE PRODUCTIVITY
FOR THE PERIODS ENDED


                                              Percent of Average Assets
                                         -------------------------------------
                                         Mar 31                          Peer
Spread Relationships                      2004    2003    2002    2001   3/04            3-Yr Avg
---------------------------------------  ------  ------  ------  ------  -----
Yield on Average Earning Assets           5.98%   6.21%   6.57%   1.91%  5.55%               4.90%
Cost of Interest-Bearing Funds            2.13%   2.11%   2.94%   1.36%  1.95%               2.14%
                                         ------  ------  ------  ------  -----
Net Spread                                3.84%   4.10%   3.63%   0.55%  3.60%               2.76%
                                         ======  ======  ======  ======  =====

Yield on Average Earning Assets           5.98%   6.21%   6.57%   1.91%  5.55%               4.90%
Cost of Average Earning Assets            1.74%   1.62%   2.37%   0.26%  1.59%               1.42%
                                         ------  ------  ------  ------  -----
Net Yield on Earning Assets               4.24%   4.59%   4.19%   1.65%  3.96%               3.48%
                                         ======  ======  ======  ======  =====

Peer Group
 Yield on Average Earning Assets          5.55%   5.68%   5.79%   7.50%                      6.32%
 Cost of Interest-Bearing Funds           1.95%   2.21%   2.81%   4.35%                      3.12%
 Cost of Average Earning Assets           1.59%   1.78%   2.13%   2.38%                      2.10%

 Net Spread                               3.60%   3.47%   2.98%   3.15%                      3.20%
 Net Yield on Earning Assets              3.96%   3.90%   3.66%   5.12%                      4.23%



Productivity
---------------------------------------
Number of Employees                         58      36      16      12

Personnel Expense/Employee ($thousands)
   Bank                                  83.24   56.17   65.31   34.50                      51.99
   Peer Group                            59.93   55.29   54.81   90.70                      66.93

Average Assets/Employee ($millions)
   Bank                                   5.40    2.97    2.28    0.88                       2.05
   Peer Group                             3.61    3.47    2.99    1.82                       2.76

EXHIBIT 6
GEORGIAN BANCORPORATION, INC.
PARENT ONLY FINANCIAL STATEMENTS
FOR THE PERIODS ENDED


                                                            December 31
                                   Apr 30     ---------------------------------------
Balance Sheet                       2004          2003          2002         2001
------------------------------  ------------  ------------  ------------  -----------
Investment-Subsidiary            56,920,274    56,792,841     7,590,297    8,235,638
Goodwill                                  0             0             0            0
Intangible Assets                         0             0             0            0
Cash and Equivalents              1,209,928     1,247,507       453,849      438,566
Other Assets                        108,533       109,210             0            0
                                ------------  ------------  ------------  -----------
TOTAL ASSETS                     58,238,735    58,149,558     8,044,146    8,674,204
                                ============  ============  ============  ===========

  Total Liabilities                       0        15,337             0            0
                                ------------  ------------  ------------  -----------

Common Stock                         59,488        59,453         9,443        9,385
Paid-In Capital                  59,279,919    59,250,134     9,369,620    9,311,348
Retained Earnings                (1,087,153)   (1,190,469)   (1,353,659)    (649,107)
Unreal Gain/-Loss on AFS Sec        (13,519)       15,103        18,742        2,578
                                ------------  ------------  ------------  -----------
  Total Equity                   58,238,735    58,134,221     8,044,146    8,674,204
                                ------------  ------------  ------------  -----------
TOTAL LIABILITIES & EQUITY       58,238,735    58,149,558     8,044,146    8,674,204
                                ============  ============  ============  ===========
Shares Outstanding                5,948,786     5,945,286       944,286      938,453
Book Value Per Share            $      9.79   $      9.78   $      8.52   $     9.24

Income Statement
------------------------------
Dividends-Subsidiary                      0             0             0            0
Other Income                             80             0             0            0
                                ------------  ------------  ------------  -----------
Total Income                             80             0             0            0
Total Expenses                       85,142        77,203        43,047        5,107
                                ------------  ------------  ------------  -----------
Pre-Tax Income                      (85,062)      (77,203)      (43,047)      (5,107)
Taxes/(Benefit)                     (32,324)      (34,210)            0            0
                                ------------  ------------  ------------  -----------
Holding Company Income              (52,738)      (42,993)      (43,047)      (5,107)
Equity in Subsidiary Earnings       156,054       206,183      (661,505)    (521,160)
                                ------------  ------------  ------------  -----------
NET INCOME                          103,316       163,190      (704,552)    (526,267)
                                ============  ============  ============  ===========
Earnings Per Share              $      0.02   $      0.03        ($0.75)      ($0.56)
Dividends Paid                            0             0             0            0
Dividends Per Share             $      0.00   $      0.00   $      0.00   $     0.00
Dividend Payout                        0.00%         0.00%         0.00%        0.00%

                                   APPENDIX A

                       CONTINGENT AND LIMITING CONDITIONS

Information, estimates, and opinions contained in this report are obtained from sources considered reliable; however, no liability for such sources is assumed by Southard Financial.

The client and its representatives warranted to Southard Financial that the information supplied was complete and accurate to the best of the client's knowledge; and that any reports, analysis or other documents prepared for it by Southard Financial will be used only in compliance with all applicable laws and regulations.

The value of the subject was determined as of the date on the cover of this report. However, subsequent events may alter the value on any given date thereafter. If, after the report is issued, Southard Financial becomes aware of any information concerning the subject which would, in Southard Financial's opinion, materially change the appraised value as of the valuation date, then Southard Financial has the option to notify the client (and any known recipients of the report) that the report is withdrawn and should not be relied upon.

Unless specifically noted in the report, the valuation assumes the subject to be an ongoing concern and that present management will remain in place for the foreseeable future.

Regarding any properties owned or leased by the subject, Southard Financial has not undertaken to discover any toxic substances or other environmental hazards that may exist at any of the properties. Such investigation is beyond the scope of this appraisal and outside the scope of Southard Financial's expertise.

Possession of this report, or a copy, does not carry with it the right of publication of all or part of it. The report was prepared for the exclusive use of the client and may not be used for any other purpose without the previous written consent of Southard Financial or the client, and in any event, only with proper attribution.

                                   APPENDIX A

                       CONTINGENT AND LIMITING CONDITIONS

                                  (CONTINUED)

If required to give testimony in court or to be in attendance during hearings or depositions with reference to this report or the value of the subject's stock, separate scheduling and fee arrangements are necessary.

The various estimates of value presented in this report apply only to this valuation and may not be used out of the context presented herein. The information contained in this report, including the name(s) of the appraiser(s), may not be used in any prospectus, or used in offerings or representations in connection with the sale of securities or participation interests to the public without our express written permission.

Southard Financial's appraisal services constitute neither an audit nor a verification of the subject's underlying financial records. Southard Financial does not render legal, tax, or accounting advice, nor does Southard Financial express any opinion for matters which require legal or other specialized expertise, investigation, or knowledge beyond that customarily employed by business appraisers. Further, Southard Financial expresses no opinion as to the tax consequences of any transaction which may result from this appraisal.

No investigation of title to the subject or its assets was made by Southard Financial. Ownership claims to the subject and its assets are assumed to be valid. No consideration was given to liens or encumbrances that may exist against the subject or its assets except as stated in the report. Southard Financial assumes no hidden or unapparent conditions regarding the subject assets, properties, or business interests.

Due to the economic and individual motivational influences that may affect the sale of a business interest, Southard Financial assumes no responsibility for the actual price of the subject interest if it is sold or transferred.

                                   APPENDIX B

                            LOAN PORTFOLIO DISCLAIMER

We did not examine the loan portfolio of the Bank. Direct examination is beyond the scope of this assignment. The valuation conclusion of this report is rendered in direct reliance upon the representations by management.

                                   APPENDIX C

                          QUALIFICATIONS OF APPRAISER

                         OVERVIEW OF SOUTHARD FINANCIAL

BACKGROUND    -  Founded in 1987.
              -  Principals have combined business valuation experience of over 40 years.
              -  Clients served throughout the United States, with
                 concentration in the Southeast.
              -  Broad industry experience.
              -  Services provided for public and closely-held companies.
              -  Annual valuation services provided for over 100 ESOPs,
                 making Southard Financial one of the largest ESOP
                 appraisers in the United States.

PROFESSIONAL
CREDENTIALS   -  David A. Harris is a senior member of the American Society of Appraisers (ASA).
              -  Both principals of Southard Financial are Chartered
              -  Financial  Analysts (CFA).
              -  Both principals are former officers of the West Tennessee
              -  Chapter of the ASA.

EDUCATIONAL
CREDENTIALS   -  Douglas K. Southard holds Doctor of Business Administration and Master of Business Administration degrees from
              -  Indiana University, with concentrations in finance,
                 economics, and quantitative analysis.
              -  David A. Harris holds the Master of Business Administration degree from Memphis State University, with a concentration in finance and business investments.

BUSINESS
ETHICS        -  Southard Financial and its principals adhere to the ethical standards of the Institute of Chartered Financial Analysts and the American Society of Appraisers.
              -  All reports conform to the Uniform Standards of
              -  Professional Appraisal Practice.
              -  Southard Financial is committed to providing unbiased
                 opinions to be used for decision making.
              -  Fees for valuation services are not contingent upon the conclusion of value or the completion of a transaction.

                                    BIOSKETCH
                          DOUGLAS K. SOUTHARD, DBA, CFA


EDUCATIONAL AND PROFESSIONAL CREDENTIALS
  Doctor of Business Administration, 1981, Indiana University
  ---------------------------------
  Master of Business Administration, 1976, Indiana University
  ---------------------------------
  Bachelor of Arts, 1975, Rhodes College (formerly Southwestern at Memphis)
  ----------------
  Chartered Financial Analyst, 1987, Institute of Chartered Financial Analysts
  ---------------------------
    (now part of the Association for Investment Management and Research)

PROFESSIONAL BACKGROUND
  Founder and Principal, Southard Financial, Memphis TN
  ---------------------
  Partner, Mercer Capital Management, Inc., Memphis TN (1984-87)
  -------
  Consulting Associate, Mercer Capital Management, Inc., Memphis TN (1983-84)
  --------------------
  Principal, Douglas K. Southard, Financial Consultant, Memphis TN (1982-83)
  ---------

ACADEMIC POSITIONS HELD
  Assistant Professor of Finance, Rhodes College, Memphis TN
  ------------------------------
  Assistant Professor of Finance, Virginia Polytechnic Institute & State
  ------------------------------
    University, Blacksburg VA
  Lecture in Finance, Indiana University, Bloomington IN
  ------------------

RELATED EXPERIENCE
  Frequent Speaker, professional organizations, business valuation topics
  ----------------
  Expert Witness, business valuation, local, state and federal courts
  --------------
  Board of Directors, Columbian Rope Company, Auburn NY
  ------------------
  Advisory Board, MicroAge, Memphis TN
  --------------
  Former Officer, West Tennessee Chapter, American Society of Appraisers
  -------------

PUBLICATIONS
  "Using the Capital Asset Pricing Model to Determine Capitalization Rates:
   Adjusting for Differences in Financial Structure, " with Severin C.
   Carlson,
   Business Valuation Review, June 1991
   -------------------------
  "Business Valuation Can Serve in Lifetime Planning, " with Z.C. Mercer,
   Memphis Business Journal, April 1-5, 1985
   ------------------------
  "Valuation Process Holds Keys to Executive Wealth," with Z.C. Mercer,
   Memphis Business Journal, March 25-29, 1985
   ------------------------
  "What IRA's Are Worth," with Z.C. Mercer, The Southern Banker, June 1984
                                            -------------------

                                    BIOSKETCH
                            DAVID A. HARRIS, CFA, ASA


EDUCATIONAL AND PROFESSIONAL CREDENTIALS
  Master of Business Administration, Memphis State University, 1982
  ---------------------------------
  Bachelor of Arts, Colorado State University, 1979
  ----------------
  Chartered Financial Analyst, Institute of Chartered Financial Analysts, 1989
  ---------------------------
    (now part of the Association for Investment Management and Research) Senior Member, American Society of Appraisers, Business Valuation, 1990
  -------------

PROFESSIONAL BACKGROUND

  Principal, Southard Financial, Memphis TN (1990-present)
  ---------
  Associate, Mercer Capital Management, Inc., Memphis TN (1985-90)
  ---------
  Financial Analyst, Methodist Hospitals of Memphis, Inc. (1983-85)
  -----------------
  Cost Analyst, Schering-Plough, Inc., Memphis TN (1982-83)
  ------------

PROFESSIONAL/COMMUNITY SERVICE
  Vice President, Memphis Branch of the West Tennessee Chapter, American
  --------------
  Society of Appraisers (2003-04)
  Board of Directors, Beth Sholom Synagogue (2002-05);
  ------------------
    Executive Committee (2003-05); Secretary (2003-04); Treasurer (2004-05) Treasurer and Troop Committee Member, Boy Scout Troop 25 (2002-05)
  ------------------------------------
  Board of Directors, National Kidney Foundation of West Tennessee (2000-02)
  ------------------
  Chairman, Cadillac Invitational Benefiting the National Kidney Foundation
  --------
    (1998-02)
  Advisory Committee, Special Kids and Families, Inc. (1998-99)
  ------------------
  President, West Tennessee Chapter, American Society of Appraisers (1994-95)
  ---------
  Vice President, West Tennessee Chapter, American Society of Appraisers
  --------------
    (1993-94)
  President, West Tennessee Chapter, American Society of Appraisers (1990-91)
  ---------
  Board of Directors, Solomon Schechter Day School of Memphis, Inc. (1993-94)
  ------------------
  Vice President, Sea Isle Park Neighborhood Association, Memphis TN (1992-96)
  --------------
  Board of Directors,  Sea Isle Park Neighborhood Association, Memphis TN
  ------------------
    (1990-96)
  Business Liaison, Junior Achievement of Memphis TN (1984-85)
  ----------------

RELATED EXPERIENCE

  Expert Witness, business valuation
  --------------

  Co-Author, "The Perils of Excess," with Z. C. Mercer, ABA Banking Journal,
  ---------                                             -------------------
   October 1987

                                   APPENDIX D
                            BANKING INDUSTRY OVERVIEW

According to the FDIC Outlook, Spring 2004, the banking industry is concerned about the recent housing boom and the possibility of a home price bubble and the specter of home prices suddenly collapsing. As the same time, rising levels of consumer and mortgage debt, and a decline in the quality of that debt, also merit attention.

The FDIC's Quarterly Banking Profile, Fourth Quarter 2003, indicates that earnings of FDIC insured institutions set another new record in the fourth quarter of 2003 for the fourth consecutive quarter. The 22.3% increase over the fourth quarter of 2002 produced the largest quarterly earnings total ever reported. The industry's return on assets was 1.38%, well above the level in the fourth quarter of 2002 (1.22%). About 53% of institutions reported higher earnings than the same period in 2002, and about 45% reported an ROA of 1% or higher in the fourth quarter of 2003. The increase in profits in the fourth quarter was led by rising income at credit card lenders and large commercial banks.

Gains on sales of securities and other assets declined for the second consecutive quarter. Gains on the sale of securities were $741 million, compared to $4.1 billion in the fourth quarter of 2002. Net interest income increased by 3.6% over the third quarter of 2003, and the net interest margin improved from 3.65% to 3.75%, though still below the 3.91% in the fourth quarter of 2002. Still, this is the largest quarterly improvement in net interest income since the fourth quarter of 2001. Non-interest income grew strongly for the third quarter in a row, increasing by 3.5%. Servicing fees grew by 28.8%, thanks to increases in the values of mortgage servicing assets stemming from a drop-off in mortgage refinancing activity. Loan loss provisions were up 6.6% in the fourth quarter, as might be expected, but were 36.0% lower than in the fourth quarter of 2002.

Deposit growth regained some momentum, increasing 1.8% in the fourth quarter of 2003. Borrowings from the Federal Home Loan Bank during the quarter increased 5.3% at savings institutions, but only 1.3% at commercial banks. Total equity capital increased by only 1.7% in the fourth quarter, and the industry's equity/assets ratio improved from 9.13% to 9.15%. Loan loss reserves increased by 0.7%, but did not keep pace with the growth in total loans, so the reserves/loans ratio declined from 1.59% to 1.57%.

The number of insured institutions declined by 54 in the fourth quarter of 2003, bringing the decline for the year to 172, to 9,182 institutions. There were 38 new institutions added during the quarter, while 88 were absorbed in mergers with other institutions (119 and 275 for the year, respectively). The number of institutions on the FDIC's "Problem List" remained at 116, and assets of "problem" institutions declined from $30.3 billion to $29.9 billion.

The  FDIC's  Regional Outlook also provides summary perspectives by FDIC region:

- The Atlanta Region (AL, FL, GA, NC, SC, VA, WV): Structural and cyclical forces will affect the performance of the manufacturing sector. Areas with significant employment in traditional industries that remain under structural pressure may recover more slowly, and insured institution credit quality could weaken further.
- The Chicago Region (IL, IN, KY, MI, OH, WI): The regional economy is improving, albeit unevenly among industries and across states. Should interest rates rise further, insured institutions will face continued challenges to increase revenue while maintaining favorable asset quality.
- The Dallas Region (Midsouth section: AR, LA, MS, TN; Southwest Section: CO, NM, OK, TX): Branching activity in the Dallas Region, driven by economic and demographic factors, has significantly exceeded that of the nation during the past decade. The performance of insured institutions varies in response to specific branching strategies.
- The Kansas City Region (IA, KS, MN, MO, ND, NE, SD): Hydrological drought conditions may begin to affect farmers' ability to irrigate crops, which could hurt yields and contribute to greater weakness in agricultural bank credit quality.
- The New York Region (Mid-Atlantic Sector: DC, DE, MD, NJ, NY, PA, PR, VI; New England Sector: CT, MA, ME, NH, RI, VT): The housing sector has continued to perform strongly in the Northeast. However, higher interest rates and moderating appreciation in home prices could challenge many of the Region's insured institutions.
- The San Francisco Region (AK, AS, AZ, CA, FM, GU, HI, ID, MT, NV, OR, UT, WA, WY): Despite weak office market fundamentals, insured institutions in several metro areas report exposures to commercial real estate lending that exceed the national median. Credit quality remains sound overall; however, continued economic weakness could contribute to deterioration in asset quality.

                                   APPENDIX E

                            CONTROL BANK TRANSACTIONS

                    Announced in 2003 and First Quarter 2004

COMMERCIAL  BANKS                          UNDER $1 BILLION IN ASSETS
CONTROL TRANSACTIONS ANNOUNCED IN 2003
Through March 31, 2004


                                                                                     Acquiree
                                 Total     Price     Price    Deal    Price   -------------------------
                       Number   Assets   Earnings    Book    Value   Assets   Eq/As     ROAA      ROAE
Transactions 1        of Banks  ($000)      (x)       (x)    ($MM)     (%)     (%)       (%)      (%)
--------------------  --------  -------  ---------  -------  ------  -------  ------  ---------  ------
2003-04 TOTAL
====================
High                             981.0        62.1   4.2970   228.5    33.40   18.67       2.94   28.24
Low                                8.0         6.9   0.7690     2.5     7.30    4.92       0.14    1.34
Average                    135   274.6        25.0   2.2508    53.9    19.70    9.23       1.02   11.38

2003-04 BY ASSETS
====================
$0-$99.9 Million            38    64.1        24.8   2.0263    12.4    19.30   10.29       1.08   10.63
$100-$299.9 Million         55   178.5        26.6   2.2919    36.4    20.20    9.30       0.97   10.83
$300-$499.9 Million         17   367.9        23.0   2.2106    72.9    19.79    8.83       1.10   12.52
$500-$999.9 Million         25   742.5        23.1   2.5288   142.5    19.13    7.76       0.97   12.95

2003-04 BY EQUITY
====================
4.00%-5.99%                  4   373.8        26.9   2.9160    66.5    17.80    5.33       0.69   13.14
6.00%-7.99%                 34   403.5        26.6   2.6527    79.0    18.94    7.13       0.90   12.58
8.00%-9.99%                 53   273.1        21.9   2.2400    50.9    19.12    8.82       1.09   12.28
10.00%-11.99%               31   167.6        28.7   2.0946    38.5    21.71   10.73       1.02    9.61
Over 12.00%                 13   168.4        24.0   1.4116    33.5    19.78   14.07       1.13    8.23

2003-04 BY ROAA
====================
Under 0.75%                 35   267.5        33.0   1.9769    44.7    17.18    8.99       0.56    6.71
0.75%-0.99%                 34   287.0        25.0   2.3396    55.8    19.54    8.83       0.86   10.21
1.00%-1.25%                 32   312.5        22.7   2.4122    65.3    20.86    8.92       1.11   12.85
1.26%-1.50%                 21   245.4        20.0   2.3400    51.0    20.72    9.89       1.35   14.22
Over 1.50%                  13   215.0        16.9   2.2145    50.2    22.40   10.64       1.90   18.78

2003-04 BY Quarter
====================
1st Quarter                 24   292.4        23.0   2.0462    50.3    17.66    9.45       0.97   10.97
2nd Quarter                 28   217.2        21.6   2.2651    39.4    18.55    8.87       1.04   12.00
3rd Quarter                 26   313.2        22.4   2.1234    63.8    20.07    9.60       1.16   12.22
4th Quarter                 29   210.0        28.1   2.3487    45.1    21.09    9.40       1.02   11.22
1st Quarter 2004            28   347.8        29.1   2.4288    71.4    20.80    8.90       0.90   10.48

COMMERCIAL  BANKS                         UNDER $1 BILLION IN ASSETS
CONTROL TRANSACTIONS ANNOUNCED IN 2003
Through March 31, 2004

                                                                                    Acquiree
                               Total     Price     Price    Deal    Price   -------------------------
                     Number   Assets   Earnings    Book    Value   Assets   Eq/As     ROAA      ROAE
BY STATE            of Banks  ($000)      (x)       (x)    ($MM)     (%)     (%)       (%)      (%)
==================  --------  -------  ---------  -------  ------  -------  ------  ---------  ------
Alaska         AK          -       -           -        -       -        -       -          -       -
Alabama        AL          1   312.0        23.4   2.3480    73.1    23.43    9.05       1.04   11.49
Arkansas       AR          5   228.6        30.4   1.6456    31.6    14.13    8.93       0.99   11.71
Arizona        AZ          1    74.0        22.6   1.7460    13.8    18.65   10.66       0.84    7.88
California     CA         17   254.4        20.7   2.1852    48.1    18.40    8.48       1.13   13.22
Colorado       CO          2   505.5        25.0   2.9160   118.4    24.43    8.36       1.40   16.64
Connecticut    CT          2   149.5        22.8   1.8785    22.4    14.75    7.73       0.65    8.41
DC             DC          -       -           -        -       -        -       -          -       -
Delaware       DE          1    48.0        15.7   2.0410     6.4    13.33    7.63       1.23   16.12
Florida        FL         17   339.2        31.3   2.6981    74.1    22.93    9.10       0.95   10.86
Georgia        GA          3   146.3        27.6   1.8997    25.9    18.92   10.79       0.85    8.70
Hawaii         HI          -       -           -        -       -        -       -          -       -
Iowa           IA          -       -           -        -       -        -       -          -       -
Idaho          ID          1    65.0        19.4   1.6920    10.4    16.00    8.43       0.88   10.44
Illinois       IL         11   308.8        21.2   2.0065    54.1    16.79    9.10       1.23   13.92
Indiana        IN          3   159.3        35.7   1.8830    33.5    20.32   11.72       0.58    6.38
Kansas         KS          2    86.0        22.0   1.0575    10.7    13.77   12.65       1.03    7.50
Kentucky       KY          -       -           -        -       -        -       -          -       -
Louisiana      LA          1    78.0        34.5   1.7100    15.5    19.87   11.67       0.68    5.83
Massachusetts  MA          5   390.4        30.4   2.2320    73.3    19.71    8.62       0.72    8.47
Maryland       MD          1   524.0        23.9   4.2970   110.7    21.13    4.92       1.03   20.93
Maine          ME          -       -           -        -       -        -       -          -       -
Michigan       MI          4   172.5        17.6   2.1398    38.3    22.43   10.79       1.35   12.70
Minnesota      MN          1   397.0        15.3   2.1080    76.4    19.24    9.14       1.32   14.44
Missouri       MO          1    68.0        31.3   1.5180    10.6    15.59   10.25       0.49    4.78
Mississippi    MS          -       -           -        -       -        -       -          -       -
Montana        MT          1   367.0        14.8   1.6550    34.5     9.40    5.68       0.67   11.80
N Carolina     NC          3   420.7        26.3   2.5107    85.6    23.48    8.66       1.05   12.00
N Dakota       ND          -       -           -        -       -        -       -          -       -
Nebraska       NE          1   560.0        17.8   1.9520    97.3    17.38    8.90       0.99   11.12
N Hampshire    NH          -       -           -        -       -        -       -          -       -
New Jersey     NJ          4   270.0        28.5   2.6103    62.2    23.50    9.21       0.93   10.19
New Mexico     NM          -       -           -        -       -        -       -          -       -
Nevada         NV          -       -           -        -       -        -       -          -       -
New York       NY          2   535.0        21.0   2.2705   113.5    21.95    9.50       1.05   11.07
Ohio           OH          2   133.0        26.2   1.6795    25.0    18.17   11.37       0.86    8.46
Oklahoma       OK          -       -           -        -       -        -       -          -       -
Oregon         OR          2   214.0        16.6   1.7935    42.9    22.56   12.97       1.31   10.42
Pennsylvania   PA          9   500.2        25.0   2.3357    82.4    17.83    8.54       0.91   10.43
Rhode Island   RI          -       -           -        -       -        -       -          -       -
S Carolina     SC          3   239.7        21.1   2.4047    53.6    22.06    9.16       1.10   12.66
S Dakota       SD          -       -           -        -       -        -       -          -       -
Tennessee      TN          4   198.8        34.3   2.5983    42.2    20.98    8.24       0.68    8.30
Texas          TX         15   166.4        23.3   2.1561    34.9    19.56   10.02       1.12   11.25
Utah           UT          -       -           -        -       -        -       -          -       -
Virginia       VA          5   334.6        26.3   2.7476    81.9    24.41    8.26       1.03   13.03
Vermont        VT          -       -           -        -       -        -       -          -       -
Washington     WA          3   125.0        24.8   2.6247    25.1    20.06    8.96       0.99   11.35
Wisconsin      WI          2   119.0        16.8   2.3300    24.5    19.57    9.54       1.27   13.50
W Virginia     WV          -       -           -        -       -        -       -          -       -
Wyoming        WY          -       -           -        -       -        -       -          -       -


                                   APPENDIX F
                     PUBLIC BANKS AND BANK HOLDING COMPANIES

                                STOCK MARKET DATA
                              As of March 31, 2004

PUBLIC BANK STOCKS
WILSHIRE MARKET DATA
           31-Mar-04


                           #     PRICE/   PRICE/  CURRENT   DIVIDEND   MARKET
                           OF    EARNING   BOOK    YIELD     PAYOUT      CAP     ROE     ROA
REGION                   BANKS    RATIO   RATIO     (%)        (%)      ($MM)    (%)     (%)
---------------          ------  -------  ------  --------  ---------  -------  ------  -----
                 UNDER   $2,000 MILLION MARKET CAPITALIZATION
West Coast                   37    16.96  2.3078      1.31      21.62   227.60   12.24   1.35
South Central                80    17.35  2.1048      1.87      31.09   258.66   11.49   1.08
North East                   61    17.63  2.1830      1.90      32.32   247.60   13.14   1.51
Mid West                    102    17.13  2.0511      2.52      43.22   287.98   11.80   1.08
Central Plains               19    16.48  2.2356      1.83      29.68   477.64   12.46   0.99

                 UNDER   $500 MILLION MARKET CAPITALIZATION
West Coast                   32    17.05  2.3100      1.24      20.54   141.97   12.30   1.37
South Central                70    17.34  2.0579      1.82      30.04   131.25   11.29   1.07
North East                   54    17.70  2.1474      1.79      30.37   167.17   13.06   1.56
Mid West                     84    17.04  1.9762      2.43      41.32   133.91   11.44   1.05
Central Plains               12    14.95  2.0110      1.64      24.43   196.34   11.83   0.91

                 UNDER   $100 MILLION MARKET CAPITALIZATION
West Coast                   17    17.25  2.1223      0.99      16.97    58.83   11.15   1.43
South Central                36    18.18  1.9390      1.33      22.55    51.79   10.04   0.93
North East                   20    17.50  1.8814      1.65      26.26    51.96   13.37   2.41
Mid West                     45    16.84  1.7153      2.30      38.31    54.13   10.22   0.96
Central Plains                5    13.37  1.4482      1.68      23.13    62.25    9.68   0.69



ROE
---------------  UNDER   $2,000 MILLION MARKET CAPITALIZATION
           0.00% and up     299    17.23  2.1359      2.03      34.22   276.48   12.09   1.20
           7.50% and up     274    16.97  2.1870      2.12      35.43   287.71   12.66   1.25
          10.00% and up     213    16.61  2.3085      2.19      35.92   321.77   13.74   1.33
          12.50% and up     134    16.23  2.4583      2.18      35.12   333.50   15.19   1.48
          15.00% and up      53    16.42  2.7051      2.39      38.86   463.75   17.61   1.93

                 UNDER   $500 MILLION MARKET CAPITALIZATION
           0.00% and up     252    17.17  2.0796      1.93      32.40   144.29   11.87   1.20
           7.50% and up     229    16.87  2.1322      2.04      33.83   153.03   12.48   1.26
          10.00% and up     173    16.41  2.2543      2.08      33.65   170.28   13.64   1.34
          12.50% and up     110    16.15  2.4053      2.06      32.87   198.06   15.02   1.51
          15.00% and up      36    16.41  2.6429      2.16      34.70   230.03   17.97   2.18

                 UNDER   $100 MILLION MARKET CAPITALIZATION
           0.00% and up     123    17.26  1.8532      1.70      28.17    54.07   10.79   1.24
           7.50% and up     103    16.74  1.9108      1.85      30.02    57.30   11.73   1.36
          10.00% and up      66    16.12  2.0274      1.96      30.99    63.98   13.35   1.54
          12.50% and up      31    15.60  2.1604      1.82      27.88    68.34   15.80   2.10
          15.00% and up       7    16.03  2.0426      1.81      27.98    72.16   24.17   5.59

PUBLIC  BANK  STOCKS
WILSHIRE  MARKET  DATA
             31-Mar-04

                                 #     PRICE/   PRICE/   CURRENT   DIVIDEND   MARKET
                                 OF    EARNING   BOOK     YIELD     PAYOUT      CAP     ROE     ROA
REGION                         BANKS    RATIO    RATIO     (%)        (%)      ($MM)    (%)     (%)
-----------------------------  ------  -------  -------  --------  ---------  -------  ------  -----
                 ROE AT LEAST    7.5%
West Coast                        37     16.96  2.3078       1.31      21.62   227.60   12.24   1.35
South Central                     69     16.76  2.1938       2.06      33.84   292.82   12.42   1.15
North East                        58     17.50  2.2162       1.99      33.82   251.76   13.48   1.54
Mid West                          93     16.86  2.0853       2.59      43.86   297.55   12.38   1.14
Central Plains                    17     16.67  2.3525       1.95      31.35   466.68   13.19   1.04

                  ROE BETWEEN    7.5%      AND   10.0%
West Coast                        11     16.82  1.8136       1.25      19.96   202.29    8.81   1.55
South Central                     17     17.93  1.8690       1.80      30.53   248.26    9.14   0.88
North East                        10     20.13  1.7215       1.49      29.24    88.37    8.58   0.72
Mid West                          20     18.97  1.7185       2.38      46.98   129.89    8.86   0.85
Central Plains                     3     13.82  1.3991       2.12      28.69   123.14    8.93   0.76

                 ROE AT LEAST   10.0%
West Coast                        26     17.02  2.5169       1.33      22.32   238.30   13.68   1.26
South Central                     52     16.37  2.3000       2.14      34.92   307.38   13.50   1.24
North East                        48     16.95  2.3192       2.10      34.78   285.80   14.50   1.70
Mid West                          72     16.32  2.2029       2.65      43.09   348.06   13.39   1.22
Central Plains                    14     17.28  2.5568       1.91      31.91   540.30   14.11   1.10

                  ROE BETWEEN   10.0%      AND   12.5%
West Coast                         8     17.49  2.3025       1.14      18.98   328.66   11.20   1.09
South Central                     25     17.39  2.0619       2.19      37.27   262.60   11.42   1.15
North East                        14     18.17  2.2019       1.92      34.13   314.16   11.07   0.95
Mid West                          28     16.64  1.8936       2.79      46.35   293.85   11.22   1.09
Central Plains                     3     18.21  2.5115       0.95      16.27   670.82   11.92   0.81

                 ROE AT LEAST   12.5%
West Coast                        18     16.81  2.6122       1.42      23.80   198.15   14.79   1.34
South Central                     27     15.43  2.5205       2.10      32.75   348.84   15.42   1.33
North East                        34     16.44  2.3675       2.17      35.04   274.12   15.92   2.01
Mid West                          44     16.13  2.3997       2.56      41.01   382.55   14.78   1.31
Central Plains                    11     17.02  2.5691       2.18      36.18   504.70   14.71   1.18

PUBLIC  BANK  STOCKS
WILSHIRE  MARKET  DATA
             31-Mar-04

                         #     PRICE/   PRICE/  CURRENT   DIVIDEND   MARKET
                         OF    EARNING   BOOK    YIELD     PAYOUT      CAP     ROE     ROA
REGION/STATE           BANKS    RATIO   RATIO     (%)        (%)      ($MM)    (%)     (%)
--------------  -----  ------  -------  ------  --------  ---------  -------  ------  ------
WEST COAST
--------------  UNDER  $2,000  MILLION  MARKET  CAPITALIZATION
California                 27    17.42  2.3395      1.29      21.77   198.58   12.25    1.34
Hawaii                      0     0.00  0.0000      0.00       0.00     0.00    0.00    0.00
Oregon                      4    15.38  2.2787      1.12      17.68   270.19   13.32    1.22
Washington                  8    16.08  2.2600      1.67      26.18   248.50   12.62    1.45

SOUTH CENTRAL
--------------  UNDER  $2,000  MILLION  MARKET  CAPITALIZATION
Alabama                     4    15.89  2.1981      2.55      40.33   298.08   12.23    1.12
Arkansas                    1    16.30  1.8478      2.03      33.14   388.81   11.33    1.06
Florida                     7    20.29  2.6362      1.69      34.11   233.64   11.16    0.93
Georgia                     9    18.13  2.2991      1.68      30.26   150.90   13.63    1.11
Kentucky                    5    18.41  2.3703      2.26      41.36   244.34   12.15    1.03
Louisiana                   2    17.07  1.6604      1.58      26.72   851.31   10.64    1.31
Mississippi                 8    16.02  2.0452      2.83      44.54   637.07   11.91    1.24
Missouri                    6    15.43  1.9989      2.10      31.49   199.31   12.32    1.08
North Carolina             10    18.23  1.6907      2.07      35.13   254.66    9.83    1.08
South Carolina             12    18.40  2.0905      0.99      16.84   224.44   10.13    0.93
Tennessee                   1    19.35  2.0151      0.00       0.00    37.78    8.73    0.68
Virginia                   18    15.79  1.9926      2.02      30.84   105.55   11.46    1.13

NORTH EAST
--------------  UNDER  $2,000  MILLION  MARKET  CAPITALIZATION
Connecticut                 3    19.80  1.7829      1.28      22.27    78.46   25.48   10.25
Delaware                    0     0.00  0.0000      0.00       0.00     0.00    0.00    0.00
DC                          1    16.49  2.4518      2.89      47.62    52.17   16.12    1.67
Maine                       4    16.02  2.2659      2.37      37.74   165.52   12.53    1.19
Maryland                    9    17.77  2.3128      1.23      20.19   222.54   12.08    0.91
Massachusetts              10    16.85  1.9910      1.91      33.58   256.27   12.06    1.03
New Hampshire               1    10.07  1.6734      3.11      31.36    58.06   12.73    0.87
New Jersey                 13    20.07  2.2428      1.26      23.38   176.83   11.16    0.92
New York                   18    16.81  2.2151      2.21      37.54   320.71   13.18    1.13
Rhode Island                1    18.33  2.6721      2.58      47.22   348.93   13.02    0.96
Vermont                     2    15.52  2.3208      3.11      48.02   694.55   15.23    1.39

PUBLIC  BANK  STOCKS
WILSHIRE  MARKET  DATA
             31-Mar-04

                         #     PRICE/   PRICE/  CURRENT   DIVIDEND   MARKET
                         OF    EARNING   BOOK    YIELD     PAYOUT      CAP     ROE     ROA
REGION/STATE           BANKS    RATIO   RATIO     (%)        (%)      ($MM)    (%)     (%)
--------------         ------  -------  ------  --------  ---------  -------  ------  -----
MID WEST
--------------  UNDER  $2,000  MILLION  MARKET  CAPITALIZATION
Illinois                   13    16.63  2.2861      2.36      40.04   470.69   12.99   1.13
Indiana                    13    18.61  1.8718      2.50      48.89   365.72   11.18   0.95
Iowa                        3    14.56  2.0394      1.82      25.58   135.10   12.88   0.84
Michigan                   16    17.21  1.9896      2.08      36.01   293.57   10.32   0.96
Minnesota                   0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00
Ohio                       18    18.28  1.8416      2.78      50.62   277.37   11.25   1.08
Pennsylvania               37    17.08  2.1453      2.65      44.86   248.13   12.23   1.17
West Virginia               8    15.57  2.2216      2.55      38.14   358.38   12.72   1.18
Wisconsin                   1    13.73  1.6629      3.85      52.83   110.90   13.34   0.96

CENTRAL PLAINS
--------------  UNDER  $2,000  MILLION  MARKET  CAPITALIZATION
Arizona                     1    21.28  3.3437      1.17      25.00   294.89   13.45   0.99
Colorado                    1    21.28  3.3437      1.17      25.00   294.89   13.45   0.99
Idaho                       1    12.93  1.2974      2.29      29.57    84.31    9.22   0.83
Kansas                      3    16.92  1.7316      1.68      26.49   597.33    9.24   0.71
Montana                     0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00
Nebraska                    0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00
Nevada                      1    15.12  1.9928      1.30      19.61   560.70    9.32   0.54
New Mexico                  1    15.51  1.9239      1.43      22.11   235.46    8.48   0.72
North Dakota                2    13.68  2.2090      3.16      51.52   624.22   13.17   0.85
Oklahoma                    2    13.68  1.9292      1.71      23.40   321.07   13.63   1.10
South Dakota                0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00
Texas                       9    17.56  2.4934      1.68      28.67   530.87   13.82   1.14
Utah                        0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00
Wyoming                     0     0.00  0.0000      0.00       0.00     0.00    0.00   0.00

                                   APPENDIX E

                FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION
            AND ANALYSIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following is our discussion and analysis of certain significant factors that have affected our financial position and operating results and those of our subsidiary, Georgian Bank, during the periods included in the accompanying financial statements. This commentary should be read in conjunction with the financial statements and the related notes and the other statistical information included in this Appendix.

CRITICAL  ACCOUNTING  POLICIES

We have adopted various accounting policies which govern the application of accounting principles generally accepted in the United States of America in the preparation of our financial statements. Our significant accounting policies are described in the footnotes to the consolidated financial statements at December 31, 2003 as filed in our annual report on Form 10-KSB.

Our accounting for the allowance for loan losses (ALL) involves significant judgments and assumptions by us which have a material impact on our results of operations. We consider this to be a critical accounting policy.

Management assesses the adequacy of the ALL regularly during the year, and formally prior to the end of each calendar quarter. This assessment includes procedures to estimate the allowance and test the adequacy and appropriateness of the resulting balance and involves both objective and subjective judgments and assumptions by management. Although we believe our judgments and assumptions are reasonable, our actual loan loss experience could differ.

The estimation process can affect our estimated loan loss expense for a given period. Generally, the ALL increases as the outstanding balance of loans or the level of classified or impaired loans increases. Loans or portions of loans that are deemed uncollectible are charged against and reduce the ALL. The ALL is replenished by means of a provision for loan losses that is charged as an expense against net income. As a result, our estimate of the ALL affects our earnings directly.

See  "Provision  and  Allowance  for  Loan  Losses"  for additional information.

Recent  Developments
--------------------

The Company's Board of Directors has unanimously approved a plan providing for the termination of the Company's reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"). Under the plan, record holders of 2,000 or fewer shares of Company common stock will receive cash in exchange for their shares in an amount equal to $15.00 per share. Shares held by shareholders owning more than 2,000 shares of record (including, for purposes of the plan, any shares held in an IRA account) will remain outstanding and be unaffected by the plan.

Based on the Company's current shareholder census, management anticipates that the plan will reduce the number of shareholders of record below 300, which will enable the Company to notify the Securities and Exchange Commission (the "SEC") that it is entitled to cease filing annual, quarterly and current reports, proxy statements and other reports under the Exchange Act. Management estimates that the cessation of these reporting obligations will result in significant savings in legal, accounting and administrative expenses. See "-Capital Resources."

The plan is subject to various conditions, including approval by the Company's shareholders following the distribution of a definitive proxy statement describing the terms and effects of the plan. The Company expects to complete the transaction during the fourth quarter of 2004.

RESULTS  OF  OPERATIONS
-----------------------

NET  INTEREST  INCOME
---------------------

Net interest income for the three months ended September 30, 2004 was $4,886,752 compared to $1,117,005 for the same period in 2003. The overall increase in net interest income is the result of increased earning assets. Average loans increased $409,255,244 and average deposits increased $377,610,436 for the third quarter of 2004 over the third quarter of 2003. Net interest margin was 3.83% in the third quarter of 2004, down from 4.58% in the same quarter of 2003, the result of the lower yields on loans and higher cost of funds. During the third quarter of 2004, the rate earned on average interest-earning assets was 5.91% compared to 6.04% for the same period in 2003. The rate paid on average interest-bearing liabilities was 2.38% in the third quarter of 2004, up from 2.03% for the same period in 2003. The increase in the cost of funds is primarily the result of a shift in the share of our deposit mix toward certificates of deposit over $100 thousand and prime rate indexed money market funds. Certificates of deposit over $100 thousand were 36.6% of deposits during the third quarter of 2004 compared to 17.4% in the third quarter of 2003. Money market accounts were 40.9% of total deposits in the third quarter of 2004 compared to 8.0% in the same period of 2003. These categories of deposits cost more than other types.

Net interest income for the nine months ended September 30, 2004 was $11,667,281 and for the nine month period ended September 30, 2003 was $2,196,688. This overall increase in net interest income is the result of increased earning assets, partially offset by a decrease in net interest margin. Average loans increased $319,365,465 and average deposits increased $298,057,786 for the first nine months of 2004 over the same period in 2003. Net interest margin was 3.84% for the first nine months of 2004, down from 4.06% in the first nine months of 2003. During the first nine months of 2004, the rate earned on average interest-earning assets was 5.78%, and the rate paid on average interest-bearing liabilities was 1.93%. For the same period in 2003 the average rate earned on interest-earning assets was 5.91% and the average rate paid on interest-bearing liabilities was 1.85%.

INTEREST  RATE  SENSITIVITY  AND  ASSET/LIABILITY  MANAGEMENT
-------------------------------------------------------------

Our objective in asset/liability management is to manage assets and liabilities to provide a satisfactory, consistent level of profitability within the framework of established cash, loan, investment, borrowing, and capital policies. Our management's overall philosophy is to support asset growth primarily through growth of core deposits of individuals, partnerships, and corporations.

Our asset/liability mix is monitored on a regular basis with a report reflecting the interest rate-sensitive assets and interest rate-sensitive liabilities presented to the board of directors. Our objective is to monitor interest rate-sensitive assets and liabilities to minimize the impact on earnings of substantial movements in market interest rates. An asset or liability is considered to be interest rate-sensitive if it will reprice or mature within the time period analyzed, usually one year or less. The interest rate-sensitivity gap is the difference between the interest-earning assets and interest-bearing liabilities scheduled to mature or reprice within such time period. A gap is considered positive when the amount of interest rate-sensitive assets exceeds the amount of interest rate-sensitive liabilities. A gap is considered negative when the amount of interest rate-sensitive liabilities exceeds the interest rate-sensitive assets. During a period of rising interest rates, a negative gap would tend to affect net interest income adversely, while a positive gap would tend to result in an increase in net interest income. Conversely, during a period of falling interest rates, a negative gap would tend to result in an increase in net interest income, while a positive gap would tend to affect net interest income adversely. If our assets and liabilities were equally flexible and moved concurrently, the impact of any increase or decrease in interest rates on net interest income would be minimal.

An interest rate gap analysis by itself may not be an accurate indicator of how net interest income will be affected by changes in interest rates. Accordingly, we also evaluate how the repayment of particular assets and liabilities is impacted by changes in interest rates. Income associated with interest-earning assets and costs associated with interest-bearing liabilities may not be affected uniformly by changes in interest rates. In addition, the magnitude and duration of changes in interest rates may have a significant impact on net interest income. For example, although certain assets and liabilities may have similar maturities or periods of repricing, they may react in different degrees to changes in market interest rates. Interest rates on certain types of assets and liabilities fluctuate in advance of changes in general market rates, while interest rates on other types may lag behind changes in general market rates. In addition, certain assets, including many of our commercial loans and construction and A & D loans, have features (generally referred to as "interest rate caps and floors") that limit changes in interest rates. Prepayment and early withdrawal levels also could deviate significantly from those assumed in calculating the interest rate gap. The ability of many borrowers to service their debts also may decrease during periods of rising interest rates.

A substantial portion of our assets consists of loans with rates indexed to the general market prime rate. We have approximately $501 million in loans for which the rate charged on the loan may change whenever the prime rate changes. Therefore, the impact on our income could be substantial as the prime rate moves in reaction to general market conditions and actions of the Federal Reserve Bank. However, to protect our margins in the event of downward movements in the prime rate, we require many of our loans for which the rate is indexed to prime to have floor rates. The rate charged on the loan will not decline below the floor regardless of the magnitude of the downward movement in prime. Conversely, if prime increases, the rate we charge on the loan can increase, thereby improving our revenue. We currently have $12 million in indexed loans which are at their floor rate and would not reprice downward.

At September 30, 2004, our cumulative one year interest rate-sensitivity gap ratio was 139%. This measurement assumes a rising rate environment which would allow us to increase rates on the loans currently at their floor rate. The gap indicates that more of our interest-bearing assets will reprice during this period than interest-bearing liabilities; our net interest income could be significantly increased by increases in market interest rates. Our targeted ratio is 80% to 120% in this time period; we are above are our targeted parameter, but, as noted above, this is a favorable variance.

In a falling rate environment, loans currently at their floor rate would not reprice downward. Our GAP position at the one-year timeframe in a falling rate scenario is 138%, which means that more assets would reprice downward than liabilities. The impact on net interest income of such a movement could be material.

PROVISION  AND  ALLOWANCE  FOR  LOAN  LOSSES
--------------------------------------------

The provision for loan losses represents a charge to earnings in the current period to maintain an allowance for possible future loan losses. Our evaluation of the adequacy of the allowance for possible future loan losses considers significant factors relative to the credit risk and loss exposure in the loan portfolio, including past due and classified loans, if any, historical experience, underlying collateral values, and current economic conditions that may affect the borrower's ability to repay. The allowance for loan losses is evaluated by segmenting the loan portfolio into unclassified and classified loans. An allowance percentage is applied to each segment to establish a general allowance for loan losses. The provision for loan losses was $1,017,750 for the three month period ended September 30, 2004, compared to $877,000 for the same period in 2003, and $3,557,950 for the nine month period ended September 30, 2004 compared to $990,500 for the same period in 2003. The increase in the provision reflects the growth in loans. The allowance for loan losses as a percentage of total loans was 1.15% as of September 30, 2004 and 1.25% as of December 31, 2003. Management decided to reduce the ratio of the allowance for loan losses to loans because of the loan portfolio's excellent credit quality, but will monitor credit quality closely and may increase the ratio in the future. As of September 30, 2004, no loans had been charged-off since inception of operations. As of that date, we do not have any loans past due more than thirty days and have $150 thousand of loans on non-accrual status.

NONINTEREST  INCOME
-------------------

Other income was $541,914 for the third quarter of 2004 compared to $45,342 for the same period in 2003. Gains on sale of securities were $445,078 for the third quarter of 2004 and are discussed below. Service charges on deposit accounts increased $19,560, or 154% over the same quarter of the prior year, directly related to the overall increase in deposits. The remaining items in other operating income consist of the increase in cash surrender value of bank owned key man life insurance and other miscellaneous income.

Other income was $896,035 for the nine months ended September 30, 2003 compared to $130,841 for the same period in 2003. Gains on sale of securities were $688,456 for the nine months ended September 30, 2004 and consist of the sale of $12 million U. S. Treasury Notes in March, 2004 for a gain of $243,378; $12 million of U. S. Treasury Notes in July, 2004 for a gain of $198,470; $6 million of U. S. Treasury Notes in August, 2004 for a gain of $127,656 and $9 million of
U. S. Treasury Notes in September, 2004 for a gain of $118,952. Other increases in this other operating income are service charges on deposit accounts, up 106%; cash surrender value of bank owned key man life insurance; and other miscellaneous income. The improvement in service charges on deposit accounts is directly related to the overall increase of our deposits.

NONINTEREST  EXPENSE
--------------------

Total other non-interest expense was $2,646,118 for the three months ended September 30, 2004 compared to $740,108 for the same period in 2003. Total other non-interest expense was $7,086,393 for the nine months ended September 30, 2004 compared to $1,805,350 for the same period in 2003. The increase in all categories of other expenses incurred in the continuing implementation of our new business plan adopted in September, 2003. We added another full service office in the first quarter of 2004 and three more full service offices in the second quarter of 2004, hired a number of experienced loan and business development officers and continue to build the staff and infrastructure necessary to attain and support our aggressive growth plans.

Salaries and employee benefits increased $1,146,935 or 228% during the three months ended September 30, 2004 compared to the same period in 2003 and increased $3,242,536 or 274% for the nine months ended September 30, 2004 over the comparable period in 2003, due to the growth in the employee infrastructure required to generate and service our loan and deposit growth with our new business plan. The number of full time equivalent employees has increased to 70 at September 30, 2004 from 28 at September 30, 2003.

Occupancy and equipment expenses were $362,236 for the third quarter of 2004 compared to $67,819 for the same quarter in 2003, and were $875,688 for the nine months ended September 30, 2004, compared to $212,097 for the same period in 2003. This increase reflects expenses associated with opening our new offices in the Cumberland area in Cobb County, Lawrenceville in Gwinnett County and Buckhead in Fulton County in April, 2004, and our Alpharetta office in the first quarter of 2004. See additional discussion in the Premises and Equipment section below.

Other operating expenses were $633,676 and $169,018 for the three months ended September 30, 2004 and September 30, 2003, respectively, and $1,788,383 and $413,467 for the nine months ended September 30, 2004 and September 30, 2003, respectively. As discussed above, the increases are the result of expenses related to our asset and deposit growth under our new business plan and to our new branch office openings.

INCOME  TAXES
-------------

For the three months ended September 30, 2004 we recorded an income tax expense of $667,122 and for the nine months ended September 30, 2004, we recorded income tax expense of $707,453. For the three months and nine months ended September 30, 2003, we recognized an income tax benefit of $667,000. The recognition of the income tax benefit in 2003 was due to the reversal of the valuation allowance that we had previously recorded related to our deferred tax assets. These deferred tax assets accumulated during our organizational and initial operating stages and were not recognized previously due to the fact that realization of these benefits was dependent upon future taxable income. Our effective tax rate for the nine months ended September 30, 2004 was 36.9%.

NET  EARNINGS
-------------

Net income for the quarter ended September 30, 2004 was $1,097,676 compared to net income of $212,239 for the quarter ended September 30, 2003. Basic earnings per share were $.18 for the third quarter of 2004 and $.10 per share for the same quarter of 2003. Net income for the nine months ended September 30, 2004 was $1,211,520 compared to net income of $198,679 for the same period ended September 30, 2003. Basic earnings per share were $.20 for the nine months ended September 30, 2004 and the basic income per share for 2003 was $.15. Diluted earnings per share were $.16 for the third quarter of 2004 and $.10 per share for the same quarter of 2003 and $.19 for the nine months ended September 30, 2004 and was $.15 for 2003.

ASSETS  AND  LIABILITIES
------------------------
Total assets at September 30, 2004 were $624,954,598, an increase of $374,909,761 from December 31, 2003. Total loans increased by $329,322,853 from December 31, 2003 to September 30, 2004. Funding loan growth and other operational needs was provided by an increase in deposits of $355,675,116, or 186%, from December 31, 2003 to September 30, 2004.

FEDERAL  FUNDS  SOLD
--------------------

Federal funds sold were $52,327,000 at September 30, 2004 and $11,645,000 at December 31, 2003. The increase is the result of building our liquidity levels.

INVESTMENT  SECURITIES
----------------------

The bank purchased approximately $6 million in U. S. Treasury Notes early in the first quarter of 2004 and $27 million of U. S. Treasury notes in the second quarter of 2004. We sold approximately $12 million of U.S. Treasury Notes in March, 2004, $12 million in July, 2004, $6 million of U.S. Treasury Notes in
August, 2004 and $9 million of U.S. Treasury Notes in September, 2004. The investment portfolio has an unrealized loss of $4,772 as of September 30, 2004. All of the bank's marketable securities were designated as available-for-sale as of September 30, 2004.

PREMISES  AND  EQUIPMENT
------------------------

Net premises and equipment increased $9,371,328 from December 31, 2003 to September 30, 2004. The bank purchased three parcels of land and invested in leasehold improvements during this time period, all related to opening its new branch offices. We have opened branch offices in leased space in Alpharetta, the Cumberland area, and Lawrenceville in the first quarter. We plan to replace these leased offices with bank owned buildings in late 2004 or early 2005. We have purchased the land for these offices and have begun construction of buildings for these three offices. We also opened an office in leased space in the Buckhead area in April, 2004. We project we will spend approximately $23.7 million on premises and equipment over the next 12 to 24 months to build out our branch office network.

LOANS
-----

Gross loans totaled $546,202,108 at September 30, 2004, an increase of $329,322,853, or 152%, since December 31, 2003. The largest increases were in commercial loans, which increased $105,831,291, or 272%, and real estate construction loans, which increased $167,715,211, or 164%.

The amount of loans outstanding at the indicated dates are shown in the following table according to the type of loan.

                                       September 30, 2004    December 31, 2003
                                      --------------------  -------------------
Commercial                            $       144,646,366   $       38,815,075
Real estate construction                      269,670,514          101,955,303
Real estate mortgage - commercial             102,786,827           63,369,755
Real estate mortgage - consumer                26,567,199           11,666,435
Consumer installment loans and other            2,879,728            1,415,175
                                      --------------------  -------------------
                                              546,550,634          217,221,743
Less deferred loan fees                          (348,526)            (342,488)
Less allowance for loan losses                 (6,256,450)          (2,698,500)
                                      --------------------  -------------------
     Net loans                        $       539,945,658   $      214,180,755
                                      ====================  ===================

RISK  ELEMENTS  IN  THE  LOAN  PORTFOLIO
----------------------------------------

The  following  is  a  summary  of  risk  elements  in  the  loan  portfolio:

                                                                                  SEPTEMBER 30,
                                                                         ------------------------------
                                                                              2004            2003
                                                                         --------------  --------------
Non-accrual loans                                                        $      150,238  $            0
Loans contractually past due ninety days or more as to interest
  or principal payments and still accruing                                            0               0
Restructured loans                                                                    0               0
Loans, now current about which there are serious doubts as to the
  ability of the borrower to comply with loan repayment terms                         0               0
Interest income that would have been recorded on non-accrual
  and restructured loans under original terms                                     1,667               0
Interest income that was recorded on non-accrual and restructured loans               0               0

It is our policy to discontinue the accrual of interest income when, in our opinion, collection of interest becomes doubtful. We will generally discontinue the accrual of interest income when (1) there is a significant deterioration in the financial condition of the borrower and full repayment of principal and interest is not expected and (2) the principal or interest is more than ninety days past due, unless the loan is both well-secured and in the process of collection.

Loans classified for regulatory purposes as loss, doubtful, substandard, or special mention that have not been included in the table above do not represent or result from trends or uncertainties which we reasonably expect will materially impact future operating results, liquidity or capital resources. These classified loans do not represent material credits about which we are aware of any information which causes us to have serious doubts as to the ability of such borrowers to comply with the loan repayment terms.

Information regarding certain loans and allowance for loan loss data through September 30, 2004 and 2003 is as follows:

                                                                        Nine Months Ended
                                                                          September 30,
                                                                   ---------------------------
                                                                       2004           2003
                                                                   ---------------------------
Average amount of loans outstanding                                $373,187,593   $53,822,128
                                                                   =============  ============

Balance of allowance for loan losses at beginning of period        $  2,698,500   $   492,000

Loans charged off
  Commercial and financial                                                    0             0
  Real estate mortgage                                                        0             0
  Installment                                                                 0             0
                                                                   -------------  ------------
                                                                              0             0

Loans recovered
  Commercial and financial                                                    0             0
  Real estate mortgage                                                        0             0
  Installment                                                                 0             0
                                                                   -------------  ------------
                                                                              0             0

                                                                   -------------  ------------
Net charge-offs                                                               0             0

Additions to allowance charged to operating expense during period     3,557,950       990,500
                                                                   -------------  ------------

Balance of allowance for loan losses at end of period              $  6,256,450   $ 1,482,500
                                                                   =============  ============
Ratio of net loans charged off during the period to
  average loans outstanding                                                   0%            0%
                                                                   =============  ============

DEPOSITS
--------

Total deposits increased $355,675,116, or 186%, from December 31, 2003 to September 30, 2004.

Balances in the major deposit categories as of September 30, 2004 and December 31, 2003 are as follows:

                                           September 30, 2004   December 31, 2003
                                           -------------------  ------------------
Noninterest-bearing demand deposits        $        19,308,907  $        5,857,275
Interest-bearing demand deposits                    29,253,088           4,621,494
Savings and money market deposits                  249,984,260          83,443,096
Certificates of deposit $100,000 and over          205,838,599          82,318,238
Other time deposits                                 42,383,674          14,853,309
                                           -------------------  ------------------

                                           $       546,768,528  $      191,093,412
                                           ===================  ==================

LIQUIDITY
---------

Liquidity management involves monitoring and managing the balances and maturities of our loans and deposits so that our cash in vault, cash held in correspondent bank accounts, and federal funds sold are sufficient to meet anticipated demand for immediate funds. Liquidity management also requires the management of secondary sources of funds, such as the investment securities portfolio and lines of credit, to meet unanticipated or greater than normal funds outflows.

Changes in interest rates also affect our liquidity position. We price deposits in response to market rates. If deposits are not priced in response to changes in market rates, a loss of deposits could occur that would negatively affect our liquidity position. We closely monitor the pricing on all of our deposit products and plan to continue to offer high rates on money market and certificate of deposit products. We plan to actively market and increase the balances in our other deposit categories primarily by opening new offices, direct business development efforts by our officers, advertising campaigns, and offering new products and services.

The bank's funding strategy is to rely primarily on core deposits and federal funds lines of credit to fund its loan and investment securities growth and other liquidity needs. The bank will aggressively pursue core deposits through new locations, business development activities and advertising campaigns and expects that its four new offices opened this year will generate significant deposit growth after an initial startup period. The bank does not plan to fund its funding needs entirely with core deposits and expects to use federal funds purchases since this is the cheapest funds source. If a liquidity shortfall should occur, the bank will use the brokered certificate of deposit national markets and/or the Qwickrate Internet service to raise funds until equilibrium is restored. As of September 30, 2004, we had acquired $207,083,000 in brokered and Qwickrate certificates of deposits, or 37.8% of total deposits as of that date. We also plan to hold a block of investment securities unpledged and available to obtain Federal Home Loan Bank advances or other secured borrowings.

At September 30, 2004, we had loan commitments outstanding of $223.0 million and standby letters of credit of approximately $7.3 million. Because these commitments generally have fixed expiration dates and may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. If needed, we have the ability on a short-term basis to borrow and purchase federal funds from other financial institutions. At
September 30, 2004, we had arrangements with four commercial banks for short-term advances of $47.4 million.

Both we and the regulatory authorities monitor the liquidity of our subsidiary bank on a periodic basis. We believe the liquidity of our bank as of September 30, 2004 is adequate to support the cash flow requirements of its customers.

CAPITAL  RESOURCES
------------------
Our capital increased to $59,357,356 as of September 30, 2004 as compared to $58,134,221 as of December 31, 2003. The increase is attributable to net income for the period and the exercise of stock options, partially offset by a decrease of $18,405 in the fair value of securities available-for-sale, net of tax effect.

Requirements by banking regulators include the monitoring of risk-based capital guidelines for banks that are designed to make capital requirements more sensitive to differences in risk profiles and account for off balance sheet items. We exceeded the regulatory minimums on capital requirements and ratios as of September 30, 2004. We monitor these amounts and ratios on a regular basis. The minimum capital requirements and the actual capital ratios for the company and the bank as of September 30, 2004 are as follows:

                                         Actual
                            --------------------------------       Well          Adequately
                               Georgian                         Capitalized      Capitalized
                            Bancorporation      Georgian        Regulatory       Regulatory
                                 Inc.             Bank         Requirements     Requirements
                            ---------------  ---------------  ---------------  ---------------
Leverage capital ratio               11.13%           10.90%            5.00%            4.00%
Risk-based capital ratios:
Core capital                          9.38%            9.18%            6.00%            4.00%
Total capital                        10.39%           10.19%           10.00%            8.00%

We  plan  to  maintain  a risk-based total capital ratio above 10% for the bank.

We estimate that approximately $3.7 million will be required to pay for the shares of Georgian common stock exchanged for cash in the going-private transaction described in "Recent Developments" above. We also anticipate that we will incur approximately $90,000 in one-time transaction expenses and that we will realize approximately $275,000 in annual expense savings as a result of the termination of our SEC reporting obligations. We intend to finance the transaction with indebtedness in the form of a line of credit in a principal amount of up to $5.0 million, secured by 100% of the stock of Georgian Bank. We expect to borrow approximately $3.5 million under this facitlity. The indebtedness will bear interest at 50 basis points under prime, with monthly interest-only payments for the first two years, followed by principal and interest payable in 120 consecutive monthly installments, with the principal portion being based on a 10-year amortization schedule and any outstanding principal and accrued interest being due and payable at maturity.

We know of no other trends, demands, commitments, events or uncertainties that should result in, or are reasonably likely to result in, our liquidity or capital resources increasing or decreasing in any material way in the foreseeable future, other than as a result of our normal operations. We also are not aware of any current recommendations by the regulatory authorities, which, if implemented, would have such an effect.

                                         GEORGIAN BANCORPORATION, INC.
                                                AND SUBSIDIARY
                                          CONSOLIDATED BALANCE SHEETS
                                  SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                                                 (UNAUDITED)
                                                                             SEPTEMBER 30,    DECEMBER 31,
                                                                                 2004             2003
                                                                            ---------------  --------------
                                                   ASSETS
                                                   ------
Cash and due from banks                                                     $    4,487,198   $   1,070,004
Federal funds sold                                                              52,327,000      11,645,000
                                                                            ---------------  --------------
          Cash and cash equivalents                                             56,814,198      12,715,004

Securities available-for-sale                                                    6,440,562      13,663,797
Other investments                                                                1,030,025         864,825

Loans                                                                          546,202,108     216,879,255
Less allowance for loan losses                                                   6,256,450       2,698,500
                                                                            ---------------  --------------
          Loans, net                                                           539,945,658     214,180,755

Premises and equipment                                                          13,080,059       3,708,731
Other assets                                                                     7,644,096       4,911,725
                                                                            ---------------  --------------

          TOTAL ASSETS                                                      $  624,954,598   $ 250,044,837
                                                                            ===============  ==============

                                     LIABILITIES AND SHAREHOLDERS' EQUITY
                                     ------------------------------------

Deposits
    Noninterest-bearing                                                     $   19,308,907   $   5,857,275
    Interest-bearing                                                           527,459,621     185,236,137
                                                                            ---------------  --------------
          Total deposits                                                       546,768,528     191,093,412
Other borrowings                                                                17,000,477         600,090
Other liabilities                                                                1,828,237         217,114
                                                                            ---------------  --------------
          TOTAL LIABILITIES                                                    565,597,242     191,910,616
                                                                            ---------------  --------------

Commitments                                                                              -               -

Shareholders' equity
    Preferred stock, $.01 par value; 10,000,000 shares
        authorized; no shares issued and outstanding                                     -               -
    Common stock, $.01 par value; 10,000,000 shares
        authorized; 5,948,786 and 5,945,286 shares issued and outstanding           59,488          59,453
    Capital surplus                                                             59,279,919      59,250,134
    Retained Earnings ( accumulated deficit)                                        21,051      (1,190,469)
    Accumulated other comprehensive income (loss)                                   (3,102)         15,103
                                                                            ---------------  --------------
          TOTAL SHAREHOLDERS' EQUITY                                            59,357,356      58,134,221
                                                                            ---------------  --------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  624,954,598   $ 250,044,837
                                                                            ===============  ==============

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART  OF  THESE  FINANCIAL  STATEMENTS.

                                              GEORGIAN  BANCORPORATION,  INC.
                                                     AND  SUBSIDIARY
                            CONSOLIDATED  STATEMENTS  OF  INCOME  AND  COMPREHENSIVE  INCOME
                            THREE  AND  NINE  MONTHS  ENDED  SEPTEMBER  30,  2004  AND  2003
                                                       (UNAUDITED)
                                                    THREE MONTHS       THREE MONTHS        NINE MONTHS        NINE MONTHS
                                                   ENDED SEPTEMBER    ENDED SEPTEMBER    ENDED SEPTEMBER    ENDED SEPTEMBER
                                                         30,                30,                30,                30,
                                                        2004               2003               2004               2003
                                                  -----------------  -----------------  -----------------  -----------------
INTEREST INCOME
    Loans                                         $      7,358,803   $      1,395,538   $     16,997,884   $      2,985,477
    Taxable securities                                     149,442             26,043            417,714            105,430
    Federal funds sold                                      35,077             50,861            114,311            102,630
    Other investments                                        5,075                531             11,509              1,928
                                                  -----------------  -----------------  -----------------  -----------------
          Total interest income                          7,548,397          1,472,973         17,541,418          3,195,465
                                                  -----------------  -----------------  -----------------  -----------------
INTEREST EXPENSE
    Deposits                                             2,655,256            353,423          5,858,042            993,112
    Other borrowings                                         6,389              2,545             16,095              5,665
                                                  -----------------  -----------------  -----------------  -----------------
          Total interest expense                         2,661,645            355,968          5,874,137            998,777
                                                  -----------------  -----------------  -----------------  -----------------

          Net interest income                            4,886,752          1,117,005         11,667,281          2,196,688
PROVISION FOR LOAN LOSSES                                1,017,750            877,000          3,557,950            990,500
          Net interest income
                                                  -----------------  -----------------  -----------------  -----------------
             after provision for loan losses             3,869,002            240,005          8,109,331          1,206,188
                                                  -----------------  -----------------  -----------------  -----------------
OTHER INCOME
    Service charges on deposit accounts                     32,230             12,670             73,535             35,649
    Gain on sale of securities                             445,078                  -            688,456                  -
   Other operating income                                   64,606             32,672            134,044             95,192
                                                  -----------------  -----------------  -----------------  -----------------
          Total other income                               541,914             45,342            896,035            130,841
                                                  -----------------  -----------------  -----------------  -----------------
Other expenses
    Salaries and employee benefits                       1,650,206            503,271          4,422,322          1,179,786
    Equipment and occupancy expenses                       362,236             67,819            875,688            212,097
    Other operating expenses                               633,676            169,018          1,788,383            413,467
                                                  -----------------  -----------------  -----------------  -----------------
          Total other expenses                           2,646,118            740,108          7,086,393          1,805,350
                                                  -----------------  -----------------  -----------------  -----------------

     Income (loss) before income taxes                   1,764,798           (454,761)         1,918,973           (468,321)
Income tax (expense) benefit                              (667,122)           667,000           (707,453)           667,000
                                                  -----------------  -----------------  -----------------  -----------------
     NET INCOME                                          1,097,676            212,239          1,211,520            198,679
                                                  =================  =================  =================  =================
OTHER COMPREHENSIVE INCOME (LOSS):
   Unrealized gains (losses) on securities
      available for sale arising during period,
      net of tax                                           256,709            (45,735)           411,546            (26,723)
   Reclassification of gains included in net
       Income, net of tax                                 (278,857)                 -           (429,751)                 -
                                                  -----------------  -----------------  -----------------  -----------------
   Other comprehensive income (loss)                       (22,148)           (45,735)           (18,205)           (26,723)
                                                  -----------------  -----------------  -----------------  -----------------
         COMPREHENSIVE INCOME                     $      1,075,528   $        166,504   $      1,193,315   $        171,956
                                                  =================  =================  =================  =================

Basic earnings per share                          $            .18   $            .10   $            .20   $            .15
                                                  =================  =================  =================  =================
Diluted earnings per share                        $            .16   $            .10   $            .19   $            .15
                                                  =================  =================  =================  =================
Cash dividends per share                          $              -   $              -   $              -   $              -
                                                  =================  =================  =================  =================

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART  OF  THESE  FINANCIAL  STATEMENTS.

                                           GEORGIAN BANCORPORATION, INC.
                                                  AND SUBSIDIARY
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
                                                   (UNAUDITED)
                                                                                       NINE MONTHS      NINE MONTHS
                                                                                          ENDED            ENDED
                                                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                                                          2004             2003
                                                                                     ---------------  ---------------
OPERATING ACTIVITIES
    Net income                                                                       $    1,211,520   $      198,679
    Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                                       313,923          178,559
        Provision for loan losses                                                         3,557,950          990,500
        Gain on sale of securities available-for-sale                                      (688,456)               -
        Provision for income tax benefit                                                          -         (667,000)
        Increase in cash surrender value of life insurance                                  (68,859)         (68,859)
        Increase in interest receivable                                                    (851,135)        (155,024)
        Increase in interest payable                                                        726,464           64,242
        Net other operating activities                                                     (917,915)         119,091
                                                                                     ---------------  ---------------
              Net cash provided by operating activities                                   3,283,492          660,188
                                                                                     ---------------  ---------------

INVESTING ACTIVITIES
    Purchase of securities available for sale                                           (32,357,581)      (6,334,684)
    Proceeds from sales and calls of securities available for sale                       40,235,071        4,863,498
    Purchases of other investments                                                         (165,200)        (864,825)
    Net increase in loans                                                              (329,322,853)     (75,026,564)
    Purchase of premises and equipment                                                   (9,679,058)         (46,481)
                                                                                     ---------------  ---------------
              Net cash used in investing activities                                    (331,289,621)     (77,409,056)
                                                                                     ---------------  ---------------

FINANCING ACTIVITIES
    Net increase in deposits                                                            355,675,116       39,389,958
    Net increase in other borrowings                                                     16,400,387        1,957,328
    Proceeds from sale of common stock                                                            -       49,000,000
    Stock offering costs                                                                          -          (77,996)
    Proceeds from exercise of stock options                                                  29,820                -
                                                                                     ---------------  ---------------
              Net cash provided by financing activities                                 372,105,323       90,269,290
                                                                                     ---------------  ---------------
Net change in cash and cash equivalents                                                  44,099,194       13,520,422

Cash and cash equivalents at beginning of period                                         12,715,004        6,670,026

                                                                                     ---------------  ---------------
Cash and cash equivalents at end of period                                           $   56,814,198   $   20,190,448
                                                                                     ===============  ===============

SUPPLEMENTAL DISCLOSURES
     Cash paid for interest                                                          $    5,147,673   $      934,535
                                                                                     ===============  ===============
     Cash paid for income taxes                                                      $    1,122,000   $            -
                                                                                     ===============  ===============
     Change in unrealized gain (loss) on securities available for sale, net of tax   $      (18,205)  $      (26,723)
                                                                                     ===============  ===============

THE  ACCOMPANYING  NOTES  ARE  AN  INTEGRAL  PART  OF  THESE  FINANCIAL  STATEMENTS.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE  1.  NATURE  OF  BUSINESS  AND  BASIS  OF  PRESENTATION

          Georgian Bancorporation, Inc. (the "Company") is a bank holding company that owns 100% of the outstanding stock of the Georgian Bank (the "Bank"). The Company was previously known as Sweetwater Financial Group, Inc.

          The financial information included herein is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for a fair statement of results for the interim periods.

          The results of operations for the three month and nine month periods ended September 30, 2004, are not necessarily indicative of the results to be expected for the full year.

NOTE  2.  CURRENT  ACCOUNTING  DEVELOPMENTS

          There are no recent accounting pronouncements that have had, or are expected to have, a material effect on the Company's financial statements.

NOTE  3.  STOCK  COMPENSATION  PLANS

          At September 30, 2004, the Company has two stock-based compensation plans. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based compensation cost is reflected in net income, as all stock warrants and stock options granted under those plans had an exercise price equal to the market value of the underlying stock on the date of grant. The following table illustrates the effect on net income and income per share if the Company had applied the fair value recognition provisions of SFAS Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation.

                                        Three Months Ended       Nine Months Ended
                                           September 30            September 30
                                    -----------------------------------------------
                                       2004         2003        2004        2003
                                    -----------------------------------------------
Net income, as reported             $1,097,676   $  212,239  $1,211,520   $ 198,679
Add (deduct): Total stock-based
  Compensation expense determined
  under fair value based method for
  all awards                          (692,763)     192,261    (692,763)    158,457
                                    -----------------------------------------------
Pro forma net earnings              $  404,913   $  404,500  $  518,757   $ 357,136
                                    ===============================================
Net earnings  per share:
  Basic - as reported               $      .18   $      .10  $      .20   $     .15
                                    ===============================================
  Basic - pro forma                 $      .07   $      .19  $      .09   $     .12
                                    ===============================================
  Diluted - as reported             $      .16   $      .10  $      .19   $     .15
                                    ===============================================
  Diluted - pro forma               $      .06   $      .19  $      .08   $     .12
                                    ===============================================

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE  4.  EARNINGS  (LOSSES)  PER  SHARE

          Basic earnings per share are based on the weighted average number of common shares outstanding during the period while the effects of potential shares outstanding during the period are included in diluted earnings per share. The reconciliation of the amounts used in the computation of both "basic earnings per share" and "diluted earnings per share" for the three and nine months ended September 30, 2004 and 2003 presented in the financial statements were calculated as follows:

                                                    2004                              2003
                                      ---------------------------------  --------------------------------
                                         Net       Common    Per Share      Net      Common    Per Share
For the nine months ended              Earnings    Shares      Amount    Earnings    Shares      Amount
                                      ----------  ---------  ----------  ---------  ---------  ----------
September 30, 2004 and 2003:
Basic earnings                        $1,211,520  5,948,160  $      .20  $ 198,679  1,348,315  $      .15

Effect of stock options and warrants           -    437,388    (.01)  -          -      8,998           -
                                      -------------------------------------------------------------------

Diluted earnings per share            $1,211,520  6,385,548  $      .19  $ 198,679  1,357,313  $      .15
                                      ==========  =========  ==========  =========  =========  ==========

                                                    2004                               2003
                                      ---------------------------------  ---------------------------------
                                         Net       Common     Per Share      Net      Common    Per Share
For the quarters ended                 Earnings    Shares      Amount     Earnings    Shares      Amount
                                      ----------  ---------  -----------  ---------  ---------  ----------
September 30, 2004 and 2003:

Basic earnings                        $1,097,676  5,948,786  $      .18   $ 212,239  2,143,199  $      .10

Effect of stock options and warrants           -    868,796        (.02)          -      8,998           -
                                      --------------------------------------------------------------------

Diluted earnings  per share           $1,097,676  6,817,582  $      .16   $ 212,239  2,152,197  $      .10
                                      ==========  =========  ===========             =========  ==========

                                   APPENDIX F

                FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION
                AND ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2003


MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF  FINANCIAL  CONDITION AND RESULTS OF
--------------------------------------------------------------------------------
OPERATIONS
----------

     The following is a discussion of our financial condition and the financial condition of our subsidiary, Georgian Bank, at December 31, 2003 and 2002 and the results of operations for the years ended December 31, 2003 and December 31, 2002. The purpose of this discussion is to focus on information about our financial condition and our results of operations that are not otherwise apparent from our audited consolidated financial statements. Reference should be made to those statements and the selected financial data presented elsewhere in this report for an understanding of the following discussion and analysis.

BUSINESS  STRATEGY

In the third quarter of 2003, our board of directors approved a new business plan that shifts our original focus on providing community banking services in our local market area to a new emphasis on serving the middle market business and investment community in a broader geographic area. We now actively target businesses with annual sales of $1 million to $25 million and affluent households with investable assets in excess of $100,000 in several counties spanning the north metropolitan Atlanta area.

     As part of the new plan, we raised $ 50 million in capital and acquired a loan production company in Alpharetta, Georgia. This office now operates as a full service office of the Company. We currently plan to open three new full service facilities during the first and second quarters of 2004.

     We have hired a substantial number of highly qualified banking and financial professionals and continue to seek to attract additional personnel to staff our new offices and develop new business.


CRITICAL ACCOUNTING POLICIES

     We have adopted various accounting policies which govern the application of accounting principles generally accepted in the United States of America in the preparation of our financial statements. Our significant accounting policies are described in the footnotes to the consolidated financial statements at December 31, 2003 that are included in Item 7 of this Form 10-KSB.

     Certain accounting policies involve significant judgments and assumptions by us which have a material impact on the carrying value of certain assets and liabilities. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Because of the nature of the judgments and assumptions we make, actual results could differ from these judgments and estimates which could have a material impact on our carrying values of assets and liabilities and our results of operations.

     We believe the allowance for loan losses is a critical accounting policy that requires the most significant judgments and estimates used in preparation of our consolidated financial statements. Refer to the portion of this discussion that addresses our allowance for loan losses for a description of our processes and methodology for determining our allowance for loan losses.

FINANCIAL CONDITION AT DECEMBER 31, 2003 AND 2002

     Following is a summary of our balance sheets for the periods indicated:

                                      December 31,
                                   2003         2002
                               ------------  -----------
                                 (Dollars in Thousands)
                                 ----------------------
Cash and due from banks        $      1,070  $       906
Federal funds sold                   11,645        5,764
Securities available-for-sale        13,664        3,643
Other investments                       865            -
Loans, net                          214,181       42,923
Premises and equipment                3,708        3,396
Other assets                          4,912        2,064
                               ------------  -----------

                               $    250,045  $    58,696
                               ============  ===========

Total deposits                 $    191,093  $    50,440
Other borrowings                        600          116
Other liabilities                       218           96
Shareholders' equity                 58,134        8,044
                               ------------  -----------

                               $    250,045  $    58,696
                               ============  ===========

     As of December 31, 2003, we had total assets of $250.0 million. We generated $140.6 million in deposits since December 31, 2002 and invested that growth in loans, which increased $173.7 million, investment securities, which increased $10.9 million, and federal funds sold, which increased $5.9 million. We also raised $50 million in the private placement transaction discussed above, which was used to fund asset growth. Our plan is that loan and deposit growth in the coming year, in terms of dollars outstanding, will be substantially greater than that of the year 2003, and ensure asset quality remains high and our pricing of our loan and deposit products yield profitable relationships.

     Our investment portfolio consists of U.S. Treasury Notes and debt securities in the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Corporation and Federal Home Loan Bank. We purchased $15.3 million of such securities during 2003 to receive higher yields than federal funds sold and to provide a source of secondary liquidity.

     Most of our loan portfolio is collateralized by real estate located in our primary market area of north metropolitan Atlanta. A breakdown of our loan portfolio is as follows: commercial loans secured by collateral other than real estate make up 18% of the portfolio; construction and land development loans comprise 47% of the loan portfolio and consists of loans primarily collateralized by one to four family residential properties; commercial purpose loans secured by real estate, primarily small business commercial properties, comprise 25% of the loan portfolio, and consumer loans secured by real estate loans are 9% of the loan portfolio. We generally require that loans collateralized by real estate not exceed the collateral values by the following percentages for each type of real estate loan:

One- to four-family residential properties                        80%
Construction loans on one- to four-family residential properties  80%
Nonresidential property                                           80%

     The remainder of the loan portfolio consists of consumer loans not secured by real estate. We require collateral commensurate with the repayment ability and creditworthiness of the borrower on these loans.

     The specific economic and credit risks associated with our loan portfolio, especially the real estate portfolio, include, but are not limited to, a general downturn in the economy which could affect unemployment rates in our market area, general real estate market deterioration, interest rate fluctuations, deteriorated or non-existing collateral, title defects, inaccurate appraisals, financial deterioration of borrowers, fraud, and any violation of banking protection laws. Construction lending can also present other specific risks to the lender such as whether developers can find builders to buy lots for home construction, whether the builders can obtain financing for the construction, whether the builders can sell the home to a buyer, and whether the buyer can obtain permanent financing. Currently, real estate values and employment trends in our market area are stable.

     We attempt to reduce these economic and credit risks not only by adhering to loan to value guidelines, but also by investigating the creditworthiness of the borrower and monitoring the borrower's financial position. Also, we establish and periodically review our lending policies and procedures. Banking regulations limit exposure by prohibiting loan relationships that exceed 25% of our bank's statutory capital and surplus.

LIQUIDITY AND CAPITAL RESOURCES

     The purpose of liquidity management is to ensure that there are sufficient cash flows to satisfy demands for credit, deposit withdrawals, and our other needs. Traditional sources of liquidity include asset maturities and growth in core deposits. A company may achieve its desired liquidity objectives from the management of assets and liabilities and through funds provided by operations. Funds invested in short-term marketable instruments and the continuous maturing of other earning assets are sources of liquidity from the asset perspective. The liability base provides sources of liquidity through deposit growth, the maturity structure of liabilities, and accessibility to market sources of funds.

     Scheduled loan payments are a relatively stable source of funds, but loan payoffs and deposit flows fluctuate significantly, being influenced by interest rates and general economic conditions and competition. We attempt to price deposits to meet liquidity and profitability objectives consistent with local market conditions.

     Our liquidity and capital resources are monitored on a periodic basis by management and regulatory authorities. As determined under guidelines established by regulatory authorities and internal policy, our liquidity is considered satisfactory.

     At December 31, 2003, our capital ratios were considered "well capitalized" based on regulatory minimum capital requirements. Our shareholders' equity increased $50,090,000 during 2003 due primarily to our private placement offering which raised $49,922,000, net of offering costs. Other increases in our shareholders' equity resulted from our net income of $163,000, a decrease in unrealized gains on securities available-for-sale of $4,000 and the exercise of stock options of $9,000.

     Banking regulations limit the amount of the dividends that may be paid without prior approval of the bank's regulatory agency. Currently, no dividends can be paid by the bank to the holding company without regulatory approval.

     The minimum capital requirements to be considered well capitalized under prompt corrective action provisions and the actual capital ratios for the company and the bank as of December 31, 2003 are as follows:

                                                    Actual
                                                    ------
                                  Georgian         Georgian    Regulatory
                            Bancorporation, Inc.     Bank     Requirements
                            ---------------------  ---------  -------------
Leverage capital ratio              29.75%            29.06%       5.00%
Risk-based capital ratios:
Core capital                        23.37%            22.83%       6.00%
Total capital                       24.48%            23.93%      10.00%

     These ratios will decline as asset growth continues, but we intend to exceed the regulatory minimum requirements.

     At December 31, 2003, we had no commitments for capital expenditures.

     We believe that our liquidity and capital resources are adequate and will meet our foreseeable short and long-term needs. We anticipate that we will have sufficient funds available to meet current loan commitments and to fund or refinance, on a timely basis, our other material commitments and liabilities.

     Management is not aware of any known trends, events or uncertainties other than those discussed above that will have or that are reasonably likely to have a material effect on our liquidity, capital resources or operations. Management is also not aware of any current recommendations by the regulatory authorities that, if they were implemented, would have such an effect.


OFF BALANCE SHEET ARRANGEMENTS

     At December 31, 2003, we had loan commitments outstanding of $91.2 million. Because these commitments generally have fixed expiration dates and may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. If needed, we have the ability on a short-term basis to borrow and purchase federal funds from other financial institutions. At December 31, 2003, we had arrangements with four commercial banks for short-term advances of $37,000,000. We also have the ability to raise certificate of deposit funds in the national market though correspondent banks' brokerage operations and through other financial firms.

EFFECTS OF INFLATION

     The impact of inflation on banks differs from its impact on non-financial institutions. Banks, as financial intermediaries, have assets that are primarily monetary in nature and that tend to fluctuate in concert with inflation. A bank can reduce the impact of inflation if it can manage its rate sensitivity gap. This gap represents the difference between rate sensitive assets and rate sensitive liabilities. We attempt to structure the assets and liabilities and manage the rate sensitivity gap, thereby seeking to minimize the potential effects of inflation. For information on the management of our interest rate sensitive assets and liabilities, see "Asset/Liability Management."

RESULTS  OF  OPERATIONS  FOR  THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31,
2002

     The following is a summary of our operations for the periods indicated.

                                                 Year Ended
                                  December 31, 2003    December 31, 2002
                                 -------------------  -------------------
                                          (Dollars in Thousands)
                                          ----------------------
Interest income                  $            6,217   $            2,130
Interest expense                              1,624                  770
                                 -------------------  -------------------
Net interest income                           4,593                1,360

Provision for loan losses                     2,207                  437
Other income                                    168                   77
Other expenses                                3,106                1,705
                                 -------------------  -------------------
Loss before income tax benefit                 (552)                (705)
Income tax benefit                              715                    -
                                 -------------------  -------------------

Net income (loss)                $              163   $             (705)
                                 ===================  ===================

Net Interest Income
-------------------

     Our results of operations are determined by our ability to grow our assets and deposits, manage interest income and expense effectively, minimize loan and investment losses, generate non-interest income, and control operating expenses. Because interest rates are determined by market forces and economic conditions beyond our control, our ability to generate net interest income is dependent upon our ability to obtain an adequate net interest spread between the rate we pay on interest-bearing liabilities and the rate we earn on interest-earning assets.

     Net interest income was $4,593,000 for the year ended December 31, 2003, an increase of $3,233,000 from the year ended December 31, 2002. This increase came primarily from increased loans outstanding, which increased $173.7 million at December 31, 2003 from December 31, 2002. This growth generated an increase in loan interest income of approximately $2.7 million and an increase in loan fees of $1.2 million. Interest income on investments was $197,000 in 2003, an increase of $138,000 over 2002, again the result of increased balances, which increased $10.9 million in 2003 over 2002. Offsetting this earning asset income growth was an increase in interest expense on deposits, which, at $1.6 million in 2003, was $835,000 above the year 2002.

     Average loans for 2003 were $81.4 million, an increase of $54.6 million over 2002; average securities were $6.7 million in 2003, an increase of $5.4 million over 2002; and average federal funds sold were $12.3 million, an increase of $7.8 million from 2002. Loan growth was generated primarily by business development efforts of our lending officers and directors.

     Average interest-bearing liabilities were $77.0 million in 2003, an increase of $50.7 million over 2002. Most of this increase is the result of two factors. First, our pricing strategy for savings and money market deposits offers high rates, which have had a very favorable customer response. These two categories comprised 44% of our total deposits as of December 31, 2003 and increased $37.1 million on average balances in 2003 compared to 2002. Second, to fund our loan growth, we raised $62.8 million in brokered and non-brokered time deposits in the national market during late 2003.

     For 2003, our yield on average interest-earning assets was 6.17%, and our cost of funds was 2.11%, resulting in a net interest spread of 4.06%. For 2002, our yield on interest-earning assets was 6.55% and our cost of funds was 2.92%. The net interest margin during the year ended December 31, 2003 was 4.56%, an increase of .38% over the prior year due to: a) higher balances in loans and the resultant increase in the percentage of earning assets held in loans, which earn significantly higher yields than other earning assets; b) declines in the prime rate and federal funds market rates decreased loan rates and investment securities yields; and c) an increase of $1.2 million in loan fees

Provision for Loan Losses
-------------------------

     The provision for loan losses is the charge to operating earnings that we believe to be necessary to maintain the allowance for loan losses at an adequate level. The amount charged to the provision is based on a review of past-due loans and delinquency trends, actual losses, classified and criticized loans, loan portfolio growth, concentrations of credit, economic conditions, historical charge-off activity and internal credit risk ratings. Loan charge-offs and recoveries are charged or credited directly to the allowance.

     The provision for loan losses was $2,206,500 in 2003 and $437,000 in 2002. The higher amount provided in 2003 was due to the growth of the portfolio. The loan portfolio grew $173.7 million in 2003, compared to growth of $38.0 million in 2002. Based upon our evaluation of the loan portfolio, we believe the allowance for loan losses is adequate to absorb possible losses on existing loans that may become uncollectible. We have not had any nonperforming loans or assets since inception of business through December 31, 2003. The allowance for loan losses as a percentage of total loans was 1.24% at December 31, 2003 and 1.13% at December 31, 2002. See "Summary of Loan Loss Experience - Allowance for Loan Losses."

Other Income
------------

     Other operating income consists of service charges on deposit accounts and other miscellaneous revenues and fees. Other income increased $90,000 in 2003 compared to 2002. Service charges on deposits increased 80% in 2003 over 2002 due to increased deposit balances. Income of $92,000 was recorded for the increase in cash surrender value of key man life insurance in 2003, compared to $34,000 in 2002.

Other Expense
-------------

     Other operating expense for the year ended December 31, 2003 consists of salaries and employee benefits of $2.0 million, which is $977,000 higher than 2002; equipment and occupancy expenses of $326,000, an increase of $125,000 over 2002; and other operating expenses of $758,000, an increase of $299,000 over 2002.

     The increase in all categories of other expenses reflects the new business plan adopted in 2003. We added another full service office, added a number of experienced loan and business development officers and began building the staff and infrastructure necessary to attain and support our aggressive growth plans.

     Salaries and benefits increased due to the the acquisition of the Alpharetta office and the hiring of loan officers and support personnel. As of December 31, 2003, we had 36 full-time equivalent employees compared to 16 at December 31, 2002.

     The increase in equipment and occupancy expenses were generated by the opening of the new office and additional equipment and software purchased. Also, the bank's Powder Springs office opened in May, 2002, so the year 2002 only has eight months expenses related to this facility, compared to a full year for 2003.

     Other operating expenses also follow the business plan expansion. We had increased expenses in various categories necessary to implement and continue the development of our plan. For example, our advertising and business development expense increased $60,000 to attract clients, and our professional fees, including audits, increased $29,000.

Income Tax
----------

     For the year ended December 31, 2003, we recognized an income tax benefit of $714,500. We did not recognize any income tax benefit or expense in 2002. The recognition of the income tax benefit in 2003 was due to the reversal of the valuation allowance that we had previously recorded related to our deferred tax assets. These deferred tax assets accumulated during our organizational and initial operating stages and were not recognized previously due to the fact that realization of these benefits was dependent upon future taxable income.

     At December 31, 2003, we have available net operating loss carryforwards of approximately $965,000 for Federal income tax purposes. If unused, the carryforwards will expire beginning 2021.

Asset/Liability Management
--------------------------

     Our objective is to manage assets and liabilities to provide a satisfactory, consistent level of profitability within the framework of established cash, loan, investment, borrowing, and capital policies. Certain officers are charged with the responsibility for monitoring policies and procedures that are designed to ensure an acceptable composition of the asset/liability mix. Our management's overall philosophy is to support asset growth primarily through growth of core deposits by local individuals, partnerships, and corporations.

     Our asset/liability mix is monitored on a regular basis with a report reflecting the interest rate-sensitive assets and interest rate-sensitive liabilities being prepared and presented to the board of directors on a periodic basis. The objective is to monitor interest rate-sensitive assets and liabilities so as to minimize the impact on earnings of substantial movements in market interest rates. An asset or liability is considered to be interest rate-sensitive if it will reprice or mature within the time period analyzed, usually one year or less. The interest rate-sensitivity gap is the difference between the interest-earning assets and interest-bearing liabilities scheduled to mature or reprice within such time period. A gap is considered positive when the amount of interest rate-sensitive assets exceeds the amount of interest rate-sensitive liabilities. A gap is considered negative when the amount of interest rate-sensitive liabilities exceeds the interest rate-sensitive assets. During a period of rising interest rates, a negative gap would tend to affect net interest income adversely, while a positive gap would tend to result in an increase in net interest income. Conversely, during a period of falling interest rates, a negative gap would tend to result in an increase in net interest income, while a positive gap would tend to affect net interest income adversely. If our assets and liabilities were equally flexible and moved concurrently, the impact of any increase or decrease in interest rates on net interest income would be minimal.

     A simple interest rate "gap" analysis by itself may not be an accurate indicator of how net interest income will be affected by changes in interest rates. Accordingly, we also evaluate how the repayment of particular assets and liabilities is impacted by changes in interest rates. Income associated with interest-earning assets and costs associated with interest-bearing liabilities may not be affected uniformly by changes in interest rates. In addition, the magnitude and duration of changes in interest rates may have a significant impact on net interest income. For example, although certain assets and liabilities may have similar maturities or periods of repricing, they may react in different degrees to changes in market interest rates. Interest rates on certain types of assets and liabilities fluctuate in advance of changes in general market rates, while interest rates on other types may lag behind changes in general market rates. In addition, certain assets, such as adjustable rate mortgage loans, have features (generally referred to as "interest rate caps and floors") that limit changes in interest rates. Prepayment and early withdrawal levels also could deviate significantly from those assumed in calculating the interest rate gap. The ability of many borrowers to service their debts also may decrease during periods of rising interest rates.

     A substantial portion of our assets consist of loans with rates indexed to the general market prime rate. We have approximately $188 million in loans for which the rate charged on the loan changes whenever the prime rate changes. Therefore, the impact on our income could be subtantial as the prime rate moves in reaction to general market conditions and actions of the Federal Reserve Bank. However, to protect our margins in the event of downward movements in the prime rate, we require many of our loans for which the rate is indexed to prime to have floor rates. The rate charged on the loan will not decline below the floor regardless of the magnitude of the downward movement in prime. Conversely, if prime increases, the rate we charge on the loan can increase, thereby improving our revenue. We currently have $122 million in indexed loans which are at their floor rate.

     Changes in interest rates also affect our liquidity position. We currently price deposits in response to market rates and it is management's intention to continue this policy. If deposits are not priced in response to changes in market rates, a loss of deposits could occur that would negatively affect our liquidity position. We closely monitor the pricing on all of our deposit products and plan to continue to offer high rates on the money market and certificate of deposit products. We plan to actively market and increase the balances in our other deposit categories primarily by opening new offices, direct business development efforts by our officers, advertising campaigns, and offering new products and services.

     At December 31, 2003, our cumulative one year interest rate-sensitivity gap ratio was 130%. This measurement assumes a rising rate environment which would allow us to increase rates on the loans currently at their floor rate. The gap indicates that more of our interest-bearing assets will reprice during this period than interest-earning liabilities. Our targeted ratio is 80% to 120% in this time period; we are above are our targeted parameter, but this is a favorable variance. At this gap level, our net interest income could be significantly increased by increases in market interest rates.

     The following table sets forth the distribution of the repricing of our interest-earning assets and interest-bearing liabilities as of December 31, 2003, the interest rate-sensitivity gap, the cumulative interest rate-sensitivity gap, the interest rate-sensitivity gap ratio and the cumulative interest rate-sensitivity gap ratio. The table also sets forth the time periods in which interest-earning assets and interest-bearing liabilities will mature or may reprice in accordance with their contractual terms. However, the table does not necessarily indicate the impact of general interest rate movements on the net interest margin as the repricing of various categories of assets and liabilities is subject to competitive pressures and the needs of our customers. In addition, various assets and liabilities indicated as repricing within the same period may, in fact, reprice at different times within this period and at different rates.

                                                                    After Three    After One
                                                         Within     Months but      Year but     After
                                                          Three     Within One       Within       Five
                                                         Months        Year        Five Years    Years     Total
                                                       -----------------------------------------------------------
                                                 (Dollars in Thousands)

Interest-earning assets:
  Federal funds sold                                    $  11,645  $          -   $          -  $      -  $ 11,645
  Securities                                                  381           150         12,135       998    13,664
  Loans                                                   189,076         3,023         21,404     3,376   216,879
                                                        ---------  -------------  ------------  --------  --------

                                                          201,102         3,173         33,539     4,374   242,188
                                                        ---------  -------------  ------------  --------  --------

Interest-bearing liabilities:
  Interest-bearing demand deposits                          4,621             -              -         -     4,621
  Savings                                                  83,443             -              -         -    83,443
  Certificates, less than $100,000                          5,281         6,517          3,056         -    14,854
  Certificates, $100,000 and over                           4,867        52,352         25,099         -    82,318
  Other borrowings                                            600             -              -         -       600
                                                        ---------  -------------  ------------  --------  --------

                                                           98,812        58,869         28,155         -   185,836
                                                        ---------  -------------  ------------  --------  --------

Interest rate sensitivity gap                           $ 102,290  $    (55,696)  $      5,384  $  4,374  $ 56,352
                                                        =========  =============  ============  ========  ========

Cumulative interest rate sensitivity gap                $ 102,290  $     46,594   $     51,978  $ 56,352
                                                        =========  =============  ============  ========
Interest rate sensitivity gap ratio (interest-earning
  assets divided by interest-bearing liabilities for
  the period)                                                2.04          (.05)          1.19         *
                                                        =========  =============  ============
Cumulative interest rate sensitivity gap ratio
  (cumulative interest-earning assets divided by
  Interest-bearing liabilities)                              2.04          1.30           1.28      1.30
                                                        =========  =============  ============  ========

*Not calculable.

     The above table reflects our GAP position in an increasing rate environment. Loans currently at their floor rate would have their rates increase if prime increases. In a falling rate environement, loans currently at their floor rate would not reprice downward. Our GAP position at the one-year timeframe in a falling rate scenario is 103%, which means that only slightly more assets would reprice downward than liabilities. The impact on net interest income of such a movement should not be material, assuming other factors discussed above do not negatively impact net interest income.


               SELECTED FINANCIAL INFORMATION AND STATISTICAL DATA

     The tables and schedules on the following pages set forth certain significant financial information and statistical data with respect to the distribution of assets, liabilities and shareholders' equity, the interest rates we experienced; our investment portfolio; our loan portfolio, including types of loans, maturities, and sensitivities of loans to changes in interest rates and information on nonperforming loans; summary of the loan loss experience and allowance for loan losses; types of deposits, and the return on equity and assets.

                    DISTRIBUTION OF ASSETS, LIABILITIES, AND
                              SHAREHOLDERS' EQUITY:
                    INTEREST RATES AND INTEREST DIFFERENTIALS

AVERAGE BALANCES

     Our consolidated average balance sheets for the periods indicated are presented below. (1)

                                                       Year Ended December 31,
                                                        2003            2002
                                                        ----            ----
ASSETS                                                  (Dollars in Thousands)
                                                        ----------------------
Cash and due from banks                             $      1,374   $         707
Federal funds sold                                        12,297           4,451
Securities available-for-sale, at cost                     6,705           1,303
Other investments                                            329               -
Unrealized gains on securities available-for-sale             13               8
Loans (2)                                                 81,428          26,776
Allowance for loan losses                                   (947)           (288)
Other assets                                               6,150           3,708
                                                    -------------  --------------
                                                    $    107,349   $      36,665
                                                    =============  ==============

Total interest-earning assets                       $    100,772   $      32,538
                                                    =============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand                          $      7,084   $       1,896
Interest-bearing demand and savings                       52,375          18,170
Time                                                      23,204           8,132
                                                    -------------  --------------
    Total Deposits                                        82,663          28,198

Federal funds purchased                                      874              44
Other borrowings                                             535               -
Other liabilities                                            254             117
                                                    -------------  --------------
    Total Liabilities                                     84,326          28,359
Shareholders' equity (3)                                  23,023           8,306
                                                    -------------  --------------
                                                    $    107,349   $      36,665
                                                    =============  ==============

Total interest-bearing liabilities                  $     76,988   $      26,346
                                                    =============  ==============

(1) Average balances were determined using the daily average balances during the periods presented for each category

(2)  There were no nonaccrual loans included in average loans.

(3) Average unrealized gains net of tax effect on securities available for sale of $9,000 and $6,000 were included in shareholders' equity for the years 2003 and 2002, respectively.

INTEREST INCOME AND INTEREST EXPENSE

     The following tables set forth the amount of our interest income and interest expense for each category of interest-earning assets and interest-bearing liabilities and the average interest rate for total interest-earning assets and total interest-bearing liabilities, net interest spread and net interest margin.

                                     Year Ended December 31, 2003      Year Ended December 31, 2002
                                   --------------------------------  --------------------------------
                                      Interest      Average Yields      Interest      Average Yields
                                        (Dollars in Thousands)            (Dollars in Thousands)
                                        ----------------------            ----------------------
INTEREST INCOME:
  Interest and fees on loans (1)   $        5,897             7.24%  $        2,005             7.49%
  Interest on taxable securities              197             2.80               59             4.50
  Interest on Federal funds sold              123             1.00               66             1.49
                                   --------------  ----------------  --------------  ----------------
  Total interest income                     6,217             6.17            2,130             6.55
                                   --------------  ----------------  --------------  ----------------

INTEREST EXPENSE:
  Interest on interest-bearing
  demand deposits and savings               1,039             1.98              525             2.88
  Interest on time deposits                   565             2.44              245             3.01
  Interest on other borrowings                 20             1.42                -                -
                                   --------------  ----------------  --------------  ----------------
  Total interest expense                    1,624             2.11              770             2.92
                                   --------------  ----------------  --------------  ----------------

NET INTEREST INCOME                $        4,593                    $        1,360
                                   ==============                    ==============

  Net interest spread                                         4.06%                             3.63%
                                                   ================                  ================
  Net interest margin                                         4.56%                             4.18%
                                                   ================                  ================

(1) Interest and fees on loans include $1,597,000 and $380,000 of loan fee income for the years ended December 31, 2003 and December 31, 2002, respectively. There was no interest income recognized on nonaccrual loans during 2003 or 2002.

RATE AND VOLUME ANALYSIS
     The following table describes the extent to which changes in interest rates and changes in volume of interest-earning assets and interest-bearing liabilities have affected our interest income and expense during the years indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) change in volume (change in volume multiplied by previous year rate); (2) change in rate (change in rate multiplied by previous year volume); and a combination of change in rate and change in volume. The changes in interest income and interest expense attributable to both volume and rate have been allocated proportionately to the change due to volume and the change due to rate.

                   ANALYSIS OF CHANGES IN NET INTEREST INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                                 (IN THOUSANDS)

                                                 2003 COMPARED TO 2002
                                                  INCREASE (DECREASE)
                                                    DUE TO CHANGE IN
                                              RATE      VOLUME     CHANGE
                                            ---------  ---------  ---------
Income from interest-earning assets:
  Interest and fees on loans                $   (182)  $   4,074  $   3,892
  Interest on taxable securities                 (13)        151        138
  Interest on Federal funds sold                 (31)         88         57
                                            ---------  ---------  ---------
    Total interest income                       (226)      4,313      4,087
                                            ---------  ---------  ---------

Expense from interest-bearing liabilities:
  Interest on interest-bearing deposits         (102)        616        514
  Interest on time deposits                      (37)        357        320
  Interest on borrowings                           -          20         20
                                            ---------  ---------  ---------
    Total interest expense                      (139)        993        854
                                            ---------  ---------  ---------
    Net interest income                     $    (87)  $   3,320  $   3,233
                                            =========  =========  =========

                              INVESTMENT PORTFOLIO

TYPES OF INVESTMENTS

     The carrying amounts of securities classified as available-for-sale, are summarized as follows:

                                 December 31, 2003        December 31, 2002
                              -----------------------  -----------------------
                              (Dollars in Thousands)   (Dollars in Thousands)
                              -----------------------  -----------------------
Debt securities:
  U.S. Government and agency
    securities                $                11,229  $                 2,527
  Mortgage backed securities                    2,435                    1,116
                              -----------------------  -----------------------
                              $                13,664  $                 3,643
                              =======================  =======================

MATURITIES
     The contractual maturity of securities as of December 31, 2003 are shown below.

                                                  After one but    After five but
                             Within one year       within five       within ten     Totals
                            -----------------  -----------------  ----------------  ------
                             Amount    Yield    Amount    Yield   Amount    Yield
                            --------  -------  --------  -------  -------  -------
U.S. Government and
  agency securities                -        -  $ 11,229    3.20%        -        -  $11,229
Mortgage-backed securities         -        -     2,435    2.85%        -        -    2,435
                            --------  -------  --------  -------  -------  -------  -------

                                   -        -  $ 13,664    3.14%        -        -  $13,664
                            ========  =======  ========  =======  =======  =======  =======

     Other investments consist of stock of the Federal Home Loan Bank of Atlanta and stock of Community Financial Services, Inc., parent company of The Bankers Bank of Atlanta, both purchased during 2003.

                                 LOAN PORTFOLIO
TYPES OF LOANS

     The amount of loans outstanding at the indicated dates are shown in the following table according to the type of loan.

                                         December 31, 2003        December 31, 2002
                                      -----------------------  -----------------------
                                      (Dollars in Thousands)   (Dollars in Thousands)
                                      -----------------------  -----------------------
Commercial                            $               38,815   $                5,652
Real estate construction                             101,955                   19,471
Real estate mortgage - commercial                     63,370                   11,628
Real estate mortgage - consumer                       11,666                    5,417
Consumer installment loans and other                   1,415                    1,394
                                      -----------------------  -----------------------
                                                     217,221                   43,562
Less deferred loan fees                                 (341)                    (147)
Less allowance for loan losses                        (2,699)                    (492)
                                      -----------------------  -----------------------
     Net loans                        $              214,181   $               42,923
                                      =======================  =======================

MATURITIES AND SENSITIVITIES OF LOANS TO CHANGES IN INTEREST RATES

     Total loans as of December 31, 2003 are shown in the following table according to contractual maturity classifications one year or less, after one year through five years, and after five years.

                                        December 31, 2003
                                     -----------------------
                                     (Dollars in Thousands)
                                     -----------------------

Commercial
  One year or less                   $                27,250
  After one year through five years                   11,060
  After five years                                       505
                                     -----------------------
                                                      38,815
                                     -----------------------
Construction
  One year or less                                    69,489
  After one year through five years                   32,466
  After five years                                         -
                                     -----------------------
                                                     101,955
                                     -----------------------

Other
  One year or less                                    29,062
  After one year through five years                   41,449
  After five years                                     5,940
                                     -----------------------
                                                      76,451
                                     -----------------------

                                     $               217,221
                                     =======================

     The following table summarizes loans at December 31, 2003 with the due dates after one year that have predetermined and floating or adjustable interest rates.

                                        (Dollars in Thousands)
Predetermined interest rates           $     29,843
Floating or adjustable interest rates        61,577
                                       ------------
                                       $     91,420
                                       ============

RISK ELEMENTS

     Information with respect to nonaccrual, past due, and restructured loans is as follows:

                                                     December 31, 2003        December 31, 2002
                                                  -----------------------  -----------------------
                                                  (Dollars in Thousands)   (Dollars in Thousands)
Nonaccrual loans                                  $          -             $           -
Loans contractually past due ninety days or more
  as to interest or principal payments and still
  accruing                                                   -                         -
Restructured loans                                           -                         -
Loans, now current about which there are serious
  doubts as to the ability of the borrower to
  comply with loan repayment terms                           -                         -
Interest income that would have been recorded on
  nonaccrual and restructured loans under
  original terms                                             -                         -
Interest income that was recorded on nonaccrual
  and restructured loans                                     -                         -

     It is our policy to discontinue the accrual of interest income when, in the opinion of management, collection of interest becomes doubtful. The collection of interest becomes doubtful when there is a significant deterioration in the financial condition of the borrower and full repayment of principal and interest is not expected unless the loan is both well-secured and in the process of collection.

     Any loans classified for regulatory purposes as loss, doubtful, substandard, or special mention that have not been included in the table above do not represent or result from trends or uncertainties that management reasonably expects will materially impact future operating results, liquidity, or capital resources. We believe that these borrowers will comply with their loan repayment terms.

                         SUMMARY OF LOAN LOSS EXPERIENCE

     The following table summarizes average loan balances for the year determined using the daily average balances during the period of banking operations; changes in the allowance for loan losses arising from loans charged off and recoveries on loans previously charged off; additions to the allowance which have been charged to operating expense; and the ratio of net charge-offs during the period to average loans.

                                                                                   2003          2002
                                                                               -------------  -----------
                                                                                  (Dollars in Thousands)
Average amount of loans outstanding                                            $      81,428  $    26,776
                                                                               =============  ===========

Balance of allowance for loan losses at beginning of period                    $         492  $        55

Loans charged off                                                                          -            -

Loans recovered                                                                            -            -

Net charge-offs                                                                            -            -

Additions to the allowance charged to operating expense during period                  2,207          437
                                                                               -------------  -----------

Balance of allowance for loan losses at end of period                          $       2,699  $       492
                                                                               =============  ===========

Ratio of net loans charged off during the period to average loans outstanding             -%           -%

ALLOWANCE FOR LOAN LOSSES

     We have developed policies and procedures for evaluating the overall quality of our credit portfolio and the timely identification of potential problem credits. On a quarterly basis, our bank's board of directors reviews and approves the appropriate level for the bank's allowance for loan losses based upon management's recommendations, the results of the internal monitoring and reporting system, analysis of economic conditions in its markets, and a review of historical statistical data for both the bank and other financial institutions.

     Our bank's allowance for loan losses is based upon judgments and assumptions of risk elements in the portfolio, future economic conditions, and other factors affecting borrowers. The process includes identification and analysis of loss potential in various portfolio segments utilizing a credit risk grading process and specific reviews and evaluations of significant problem credits. In addition, management monitors the overall portfolio quality through observable trends in delinquency, charge-offs, and general and economic conditions in the service area. The adequacy of the allowance for loan losses and the effectiveness of our monitoring and analysis system are also reviewed periodically by the banking regulators and our independent auditors.

     Management's judgment as to the adequacy of the allowance is based upon a number of assumptions about future events which it believes to be reasonable, but which may or may not be accurate. Because of the inherent uncertainty of assumptions made during the evaluation process, there can be no assurance that loan losses in future periods will not exceed the allowance for loan losses or that additional allocations will not be required. Our losses will undoubtedly vary from our estimates, and there is a possibility that charge-offs in future periods will exceed the allowance for loan losses as estimated at any point in time.

     As of December 31, 2003, we had made no formal allocations of our allowance for loan losses to specific categories of loans. Based on our best estimate, the allocation of the allowance for loan losses to types of loans, as of the indicated date, is as follows:

                                         December 31, 2003                         December 31, 2002
                                         -----------------                         -----------------
                                              Percent of loans in each                 Percent of loans in each
                                   Amount      category to total loans      Amount      category to total loans
                                ------------  -------------------------  ------------  -------------------------

                                        (Dollars in Thousands)                   (Dollars in Thousands)

Commercial                      $        486                        18%  $         59                        13%
Real estate - construction             1,269                        47            235                        45
Real estate - mortgage                   918                        34            184                        39
Consumer installment and other            27                         1             14                         3
                                ------------  -------------------------  ------------  -------------------------
                                $      2,699                       100%  $        492                       100%
                                ============  =========================  ============  =========================

                                    DEPOSITS

     Average amount of deposits and average rates paid thereon, classified as to noninterest-bearing demand deposits, interest-bearing demand deposits and savings deposits, and time deposits, is presented below.

                                                         2003                      2002
                                                         ----                      ----
                                                 Amount      Percent       Amount      Percent
                                              ------------  ----------  ------------  ----------
                                                (Dollars in Thousands)   (Dollars in Thousands)
Noninterest-bearing demand deposits           $      7,084          -%  $      1,896          -%
Interest-bearing demand deposits and savings        52,375        1.98        18,170        2.88
Time deposits                                       23,204        2.44         8,132        3.01
                                              ------------              ------------
   Total deposits                             $     82,663              $     28,198
                                              ============              ============

     The amounts of time certificates of deposit issued in amounts of $100,000 or more as of December 31, 2003 are shown below by category, based on time remaining until maturity of (1) three months or less, (2) over three through six months, (3) over six through twelve months, and (4) over twelve months.

                                          December 31, 2003
                                       -----------------------
                                       (Dollars in Thousands)
                                       -----------------------
Three months or less                   $                 4,867
Over three months through six months                    17,627
Over six months through twelve months                   34,725
Over twelve months                                      25,099
                                       -----------------------
Total                                  $                82,318
                                       =======================

                    RETURN ON ASSETS AND SHAREHOLDERS' EQUITY

     The following rate of return information for the years indicated is presented below.

                               2003    2002
                              ------  -------
Return on average assets (1)    .15%  (1.92)%
Return on average equity (2)    .69%  (8.49)%
Dividend payout ratio (3)         -        -
Equity to assets ratio (4)    23.25%   22.65%

(1)  Net  income  (loss)divided  by  average  total  assets.
(2)  Net  income  (loss)  divided  by  average  equity.
(3)  Dividends declared per share of common stock divided by net loss per share.
(4)  Average  shareholders  equity  divided  by  average  total  assets.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY

                          CONSOLIDATED FINANCIAL REPORT
                                DECEMBER 31, 2003


                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS . . . . . . . . . . . . .  28

FINANCIAL STATEMENTS

  CONSOLIDATED BALANCE SHEETS. . . . . . . . . . . . . . . . . . . . . . . .  30
  CONSOLIDATED STATEMENTS OF OPERATIONS. . . . . . . . . . . . . . . . . . .  31
  CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME. . . . . . . . . . . . . .  32
  CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY. . . . . . . . . . . . . .  33
  CONSOLIDATED STATEMENTS OF CASH FLOWS. . . . . . . . . . . . . . . . . . .  34
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS . . . . . . . . . . . . . . . .  35

                            Porter Keadle Moore, LLP

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY
POWDER SPRINGS, GEORGIA


     We have audited the accompanying consolidated balance sheet of GEORGIAN BANCORPORATION, INC. AND SUBSIDIARY as of December 31, 2003, and the related consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements for 2002 were audited by other auditors whose report dated January 30, 2003 expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2003 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Georgian Bancorporation, Inc. and subsidiary as of December 31, 2003, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



                                        /s/  Porter Keadle Moore, LLP


Atlanta, Georgia
January 30, 2004


                          Certified Public Accountants
--------------------------------------------------------------------------------
         Suite 1800 - 235 Peachtree Suite NE - Atlanta, Georgia 30303 -
              Phone 404-588-4200 - Fax 404-588-4222 - www.pkm.com

                          INDEPENDENT AUDITOR'S REPORT


TO THE BOARD OF DIRECTORS
SWEETWATER FINANCIAL GROUP, INC.
POWDER SPRINGS, GEORGIA


     We have audited the accompanying consolidated balance sheets of SWEETWATER FINANCIAL GROUP, INC. AND SUBSIDIARY as of December 31, 2002, and the related consolidated statements of operations, comprehensive loss, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sweetwater Financial Group, Inc. and subsidiary as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
January 30, 2003

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                                      2003           2002
                                                                  -------------  ------------
                                   ASSETS
                                   ------
Cash and due from banks                                           $  1,070,004   $   906,026
Federal funds sold                                                  11,645,000     5,764,000
                                                                  -------------  ------------
  Cash and cash equivalents                                         12,715,004     6,670,026
Investment securities available-for-sale                            13,663,797     3,643,035
Other investments                                                      864,825             -

Loans                                                              216,879,255    43,414,667
Less allowance for loan losses                                       2,698,500       492,000
                                                                  -------------  ------------
      Loans, net                                                   214,180,755    42,922,667

Premises and equipment                                               3,708,731     3,396,312
Other assets                                                         4,911,725     2,063,654
                                                                  -------------  ------------

      TOTAL ASSETS                                                $250,044,837   $58,695,694
                                                                  =============  ============

                LIABILITIES AND SHAREHOLDERS' EQUITY
                ------------------------------------

Deposits:
  Noninterest-bearing                                                5,857,275   $ 3,375,301
  Interest-bearing                                                 185,236,137    47,064,458
                                                                  -------------  ------------
      Total deposits                                               191,093,412    50,439,759
Other borrowings                                                       600,090       115,468
Other liabilities                                                      217,114        96,321
                                                                  -------------  ------------

      TOTAL LIABILITIES                                            191,910,616    50,651,548
                                                                  -------------  ------------

Commitments
Shareholders' equity:
  Preferred stock, $.01 par value; 10,000,000 shares authorized;
    no shares issued and outstanding                                         -             -
  Common stock, $.01 par value, 10,000,000 shares authorized;
    5,945,286 and 944,286 shares issued and outstanding
    in 2003 and 2002, respectively                                      59,453         9,443
  Additional paid-in capital                                        59,250,134     9,369,620
  Accumulated deficit                                               (1,190,469)   (1,353,659)
  Accumulated other comprehensive income                                15,103        18,742
                                                                  -------------  ------------

      TOTAL SHAREHOLDERS' EQUITY                                    58,134,221     8,044,146
                                                                  -------------  ------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $250,044,837   $58,695,694
                                                                  =============  ============

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                               2003             2002
                                                          ---------------  --------------
INTEREST INCOME:
  Loans, including fees                                   $    5,897,438   $   2,004,941
  Taxable securities                                             197,325          58,641
  Federal funds sold                                             122,811          66,240
                                                          ---------------  --------------
    TOTAL INTEREST INCOME                                      6,217,574       2,129,822
                                                          ---------------  --------------

INTEREST EXPENSE:
  Deposits                                                     1,604,005         768,625
  Other borrowings                                                20,325           1,127
                                                          ---------------  --------------
    TOTAL INTEREST EXPENSE                                     1,624,330         769,752
                                                          ---------------  --------------

    NET INTEREST INCOME                                        4,593,244       1,360,070

PROVISION FOR LOAN LOSSES                                      2,206,500         437,000
                                                          ---------------  --------------
    NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        2,386,744         923,070
                                                          ---------------  --------------

OTHER INCOME:
  Service charges on deposit accounts                             50,036          27,813
  Other operating income                                         117,516          49,470
                                                          ---------------  --------------
    TOTAL OTHER INCOME                                           167,552          77,283
                                                          ---------------  --------------

OTHER EXPENSES:
  Salaries and employee benefits                               2,021,689       1,044,613
  Equipment and occupancy expenses                               325,634         200,967
  Other operating expenses                                       758,313         459,325
                                                          ---------------  --------------
    TOTAL OTHER EXPENSES                                       3,105,636       1,704,905
                                                          ---------------  --------------

    LOSS BEFORE INCOME TAX BENEFIT                              (551,340)       (704,552)

INCOME TAX BENEFIT                                               714,530               -
                                                          ---------------  --------------

    NET INCOME (LOSS)                                     $      163,190   $    (704,552)
                                                          ===============  ==============

BASIC INCOME (LOSS) PER SHARE                             $         0.07   $       (0.75)
                                                          ===============  ==============
DILUTED INCOME (LOSS) PER SHARE                           $         0.06   $       (0.75)
                                                          ===============  ==============

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                              2003        2002
                                                            ---------  ----------
NET INCOME (LOSS)                                           $163,190   $(704,552)
                                                            ---------  ----------

OTHER COMPREHENSIVE INCOME (LOSS):

  Unrealized holding gains (losses) on available-for-sale
    securities arising during period, net of tax of
    $1,959 and $10,092, respectively                          (3,639)     16,164
                                                            ---------  ----------
COMPREHENSIVE INCOME (LOSS)                                 $159,551   $(688,388)
                                                            =========  ==========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                          GEORGIAN BANCORPORATION, INC.
                                                AND SUBSIDIARY
                               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                 ACCUMULATED
                                 COMMON STOCK      ADDITIONAL                       OTHER            TOTAL
                              ------------------    PAID-IN      ACCUMULATED    COMPREHENSIVE    SHAREHOLDERS'
                               SHARES    AMOUNT     CAPITAL        DEFICIT         INCOME           EQUITY
                              ---------  -------  ------------  -------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2001      938,453  $ 9,385  $ 9,311,348   $   (649,107)  $        2,578   $    8,674,204
  Net loss                            -        -            -       (704,552)               -         (704,552)
  Exercise of stock warrants      5,833       58       58,272              -                -           58,330
  Other comprehensive income          -        -            -              -           16,164           16,164
                              ---------  -------  ------------  -------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2002      944,286    9,443    9,369,620     (1,353,659)          18,742        8,044,146
  Net income                          -        -            -        163,190                -          163,190
  Issuance of common stock    5,000,000   50,000   49,950,000              -                -       50,000,000
  Stock offering costs                -        -      (77,996)             -                -          (77,996)
  Exercise of stock options       1,000       10        8,510              -                -            8,520
  Other comprehensive income          -        -            -              -           (3,639)          (3,639)
                              ---------  -------  ------------  -------------  ---------------  ---------------
BALANCE, DECEMBER 31, 2003    5,945,286  $59,453  $59,250,134   $ (1,190,469)  $       15,103   $   58,134,221
                              =========  =======  ============  =============  ===============  ===============

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                            2003           2002
                                                                       --------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                    $     163,190   $   (704,552)
  Adjustments to reconcile net income (loss) to net cash provided by
      (used in) operating activities:
    Depreciation and amortization                                            246,611        116,423
    Provision for loan losses                                              2,206,500        437,000
    Income tax benefit                                                      (714,530)             -
    Gain on sale of premises and equipment                                    (7,756)             -
    Increase in cash surrender value of life insurance                       (91,664)       (33,720)
    Change in other assets                                                  (984,588)      (228,836)
    Change in other liabilities                                              120,793         82,491
                                                                       --------------  -------------

        Net cash provided by (used  in) operating activities                 938,556       (331,194)
                                                                       --------------  -------------

CASH FLOWS FROM INVESTING ACTIVITIES, NET OF
      ACQUISITION
    Purchases of securities available-for-sale                           (15,265,309)    (3,730,147)
    Proceeds from sales and calls of securities available-for-sale         5,171,417        611,966
    Purchases of other investments                                          (864,825)             -
    Net increase in loans                                               (173,464,588)   (37,960,594)
    Purchase of premises and equipment                                      (291,565)    (1,847,068)
    Purchase of insurance policies                                                 -     (1,710,000)
    Proceeds from the sale of premises and equipment                          75,580              -
    Cash paid in business acquisition                                     (1,323,087)             -
                                                                       --------------  -------------

        Net cash used in investing activities                           (185,962,377)   (44,635,843)
                                                                       --------------  -------------

CASH FLOWS FROM FINANCING ACTIVITIES, NET OF
      ACQUISITION
    Net increase in deposits                                             140,653,653     44,953,466
    Net increase in other borrowings                                         484,622         72,848
    Proceeds from issuance of common stock                                50,000,000              -
    Stock offering costs                                                     (77,996)             -
    Proceeds from exercise of stock options and warrants                       8,520         58,330
                                                                       --------------  -------------

        Net cash provided by financing activities                        191,068,799     45,084,644
                                                                       --------------  -------------

Net increase in cash and cash equivalents                                  6,044,978        117,607

Cash and cash equivalents at beginning of year                             6,670,026      6,552,419
                                                                       --------------  -------------

Cash and cash equivalents at end of year                               $  12,715,004   $  6,670,026
                                                                       ==============  =============

SUPPLEMENTAL DISCLOSURES

    Cash paid for interest                                             $   1,557,953   $    716,451

    Noncash investing and financing activities:
      Change in unrealized gain/loss on investment securities
        available-for-sale, net of tax                                 $      (3,639)  $     16,164

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          NATURE  OF  BUSINESS
          Georgian Bancorporation, Inc. (the "Company") is a bank holding company whose business is conducted by its wholly-owned subsidiary, Georgian Bank (the "Bank"). The Company was formerly known as Sweetwater Financial Group, Inc. The Bank is a commercial bank located in Powder Springs, Cobb County, Georgia. The Bank provides a full range of banking services in its primary market area of northern metropolitan Atlanta. The Company is subject to regulation under the Bank Holding Company Act of 1956. The Bank is primarily regulated by the Georgia Department of Banking and Finance ("DBF") and the Federal Deposit Insurance Corporation ("FDIC").

          BASIS OF PRESENTATION AND ACCOUNTING ESTIMATES
          The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany transactions and balances have been eliminated in consolidation.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and the valuation allowance against deferred tax assets.

          CASH AND CASH EQUIVALENTS
          Cash equivalents include amounts due from banks and federal funds sold. Generally, federal funds are sold for one-day periods.

          The Company maintains amounts due from banks which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

          INVESTMENT SECURITIES
          The Company classifies its securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are securities held for the purpose of generating profits on short-term differences in price. Securities held-to-maturity are those securities for which the Company has the ability and intent to hold to maturity. All other securities are classified as available-for-sale. As of December 31, 2003 and 2002, all of the Company's investment securities were classified as available-for-sale.

          Trading and available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses on trading securities are included in earnings in the period in which the gain or loss occurs. Unrealized holding gains and losses, net of the related tax effect, on securities available-for-sale are excluded from earnings and are reported as a separate component of stockholders' equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer.

          A decline in the market value of any available-for-sale or held-to-maturity investment below cost that is deemed other than temporary is charged to earnings and establishes a new cost basis for the security.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

          INVESTMENT  SECURITIES,  CONTINUED
          Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to the yield. Realized gains and losses are included in earnings and the cost of securities sold are derived using the specific identification method.

          OTHER  INVESTMENTS
          Other investments include Federal Home Loan Bank ("FHLB") stock and other equity securities with no readily determinable fair value. These investments are carried at cost, which approximates fair value.

          LOANS
          Loans are reported at their outstanding principal balances less deferred loan fees and the allowance for loan losses. Interest income is accrued on the unpaid principal balance using the simple interest method.

          Nonrefundable loan fees, net of loan origination costs, are deferred and recognized as an adjustment of the related loan yield over the life of the loan using a method which approximates a level yield.

          The accrual of interest on loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due, unless the loan is well-secured. All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. Interest income on nonaccrual loans is subsequently recognized only to the extent cash payments are received, until the loans are returned to accrual status.

          The allowance for loan losses is established through a provision for loan losses charged to expense. Loan losses will be charged against the allowance when management believes the collectibility of the principal is unlikely. Subsequent recoveries will be credited to the allowance.

          The allowance is an amount that management believes will be adequate to absorb estimated losses in the loan portfolio. The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company's allowance for loan losses, and may require the Company to make additions to the allowance based on their judgment about information available to them at the time of their examinations.

          A loan is considered impaired when it is probable the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

          PREMISES  AND  EQUIPMENT
          Premises and equipment are stated at cost less accumulated depreciation. Major additions and improvements are charged to the asset accounts while maintenance and repairs that do not improve or extend the useful lives of the assets are expensed currently. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is reflected in earnings for the period.

          Depreciation expense is computed using the straight-line method over the following estimated useful lives:

            Building                   39 years
            Furniture and equipment  3-28 years

          SECURITIES  SOLD  UNDER  REPURCHASE  AGREEMENTS
          Securities sold under repurchase agreements, which are classified as other borrowings, generally mature within one day from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transaction. The Company may be required to provide additional collateral based on the fair value of the underlying securities.

          INCOME  TAXES
          Deferred tax assets and liabilities are recorded for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax benefits, such as net operating loss carryforwards, are recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

          In the event the future tax consequences of differences between the financial reporting bases and the tax bases of The Company's assets and liabilities results in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such assets is required. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the ability to realize the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

          NET  EARNINGS  PER  COMMON  SHARE
          The Company is required to report earnings per common share with and without the dilutive effects of potential common stock issuances from instruments such as options, convertible securities and warrants on the face of the statements of operations. Basic earnings per common share are based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share. Additionally, the Company must reconcile the amounts used in the computation of both "basic earnings per share" and "diluted earnings per share". For 2002, the potential effect of outstanding options and warrants would be antidilutive, and therefore is not presented. Antidilutive warrants totaled 329,167 as of December 31, 2002. Earnings per common share amounts for the year ended December 31, 2003 are as follows:

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

          NET EARNINGS PER COMMON SHARE, CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2003
                                       Net Earnings   Common Share    Per Share
                                       (Numerator)    (Denominator)    Amount
                                      --------------  -------------  -----------
Basic earnings per share              $      163,190      2,508,744  $     0.07

Effect of dilutive securities -
  stock options and warrants                       -         10,360        (.01)
                                      --------------  -------------  -----------

Diluted earnings per share            $      163,190      2,519,104  $     0.06
                                      ==============  =============  ===========

          STOCK  COMPENSATION  PLANS
          The Company sponsors two stock-based compensation plans, which are described more fully in Note 7. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based compensation cost is reflected in net income, as all options and warrants granted under those plans had an exercise price equal to the market value of the underlying stock on the date of grant. The following table illustrates the proforma effect on net income (loss) and income (losses) per share if the Company had applied the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, to stock-based compensation.

                                                              2003             2002
                                                          -------------  ----------------
Net income (loss), as reported                            $    163,190   $      (704,552)
Deduct: Total stock-based compensation
  expense, net of tax, determined under fair value based
  method for all awards                                       (239,938)         (472,147)
                                                          -------------  ----------------
Pro forma net loss                                        $    (76,748)  $    (1,176,699)
                                                          -------------  ----------------
Income (loss) per share:
  Basic - as reported                                     $        .07   $         (0.75)
                                                          =============  ================
  Diluted - as reported                                   $        .06   $         (0.75)
                                                          =============  ================
  Basic and diluted - pro forma                           $       (.03)  $         (1.25)
                                                          =============  ================

          COMPREHENSIVE  INCOME
          Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income (loss). Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income (loss), are components of comprehensive income (loss).

          RECENT  ACCOUNTING  STANDARDS
          Accounting standards that have been issued or proposed by the Financial Accounting Standards Board and other standard setting entities that do not require adoption until a future date are not expected to have a material impact on the Company's consolidated financial statements upon adoption.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 2.   BUSINESS  COMBINATION

          On September 5, 2003 the Company acquired all the assets and loans in process and assumed all the liabilities of G. Teel Enterprises (GTE), Alpharetta, Georgia for approximately $1,423,000, which was all paid in cash upon the assumption of all of GTE's liabilities. GTE was a loan production office with a large volume of loans in process. All of the employees of GTE are now employees of the Company. Operating results of GTE have been included in the Company's operations from the date of acquisition. The following is a pro forma disclosure of the results of operations of the Company as if the acquisition had occurred as of the beginning of the period presented. The results of operations for the year ended December 31, 2002 would not have been different than the results presented as GTE was not in operations during 2002.

                                                         Pro Forma
For the Year ended December 31, 2003     As Reported    Adjustments   Pro Forma Amount
-------------------------------------  ---------------  ------------  ----------------
Net interest income                    $     4,593,244      176,232         4,769,476
Provision for loan losses                    2,206,500            -         2,206,500
Noninterest income                             167,552            -           167,552
Noninterest expense                          3,105,636    1,049,513         4,155,149
Income tax benefit                             714,530      332,000         1,046,530
                                       ---------------  ------------  ----------------
Net earnings (loss)                    $       163,190     (541,281)         (378,091)
                                       ===============  ============  ================
Net earnings (loss) per share          $           .06                           (.15)
                                       ===============                ================

          The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition:

Receivables                  $   106,012
Premises and equipment           261,865
Goodwill                       1,055,330
                             -----------
  Total assets acquired      $ 1,423,207
                             ===========

Payables                     $   823,207
Note payable                     600,000
                             -----------
  Total liabilities assumed  $ 1,423,207
                             ===========

          The goodwill recorded is expected to be fully deductible for tax purposes.

NOTE 3.   INVESTMENT  SECURITIES

          The amortized cost and fair value of securities are summarized as follows:

                                               GROSS        GROSS
                                AMORTIZED   UNREALIZED    UNREALIZED      FAIR
                                  COST         GAINS        LOSSES        VALUE
                               ----------  -------------  -----------  -----------
SECURITIES AVAILABLE-FOR-SALE
December 31, 2003:
U.S.  Government and
  Agency securities            $11,183,127  $    53,536  $    (7,678)  $11,228,985
Mortgage backed securities       2,457,435        1,454      (24,077)    2,434,812
                               -----------  -----------  ------------  -----------
                               $13,640,562  $    54,990  $   (31,755)  $13,663,797
                               ===========  ===========  ============  ===========
December 31, 2002:
U. S. Government and
  Agency securities            $ 2,500,000  $    26,563  $         -   $ 2,526,563
Mortgage backed securities       1,114,201        4,520       (2,249)    1,116,472
                               -----------  -----------  ------------  -----------
                               $ 3,614,201  $    31,083  $    (2,249)  $ 3,643,035
                               ===========  ===========  ============  ===========

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 3.   INVESTMENT  SECURITIES,  CONTINUED

          At December 31, 2003, unrealized losses in the investment portfolio related to debt securities. The unrealized losses on the debt and equity securities arose due to changing interest rates and market conditions and are considered to be temporary because of acceptable investment grades where the repayment sources of principal and interest are largely backed by the U.S. Government. At December 31, 2003, one out of eight U.S. Government and Agency securities contained unrealized losses while six out of nine mortgage backed securities contained unrealized losses. The Company did not have any securities as of December 31, 2003 that had been in an unrealized loss position for greater than twelve months.

          Securities with a carrying value of $3,775,597 and $957,732 at December 31, 2003 and 2002, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

          The amortized cost and fair value of debt securities as of December 31, 2003 by contractual maturity are shown below. Maturities may differ from contractual maturities of mortgage-backed securities because the mortgages underlying the securities may be called or repaid without penalty. Therefore, these securities are not included in the maturity categories in the following summary.

                             Amortized      Fair
                               Cost         Value
                            -----------  -----------
Due from one to five years  $11,183,127   11,228,985
Mortgage backed securities    2,457,435    2,434,812
                            -----------  -----------
                            $13,640,562  $13,663,797
                            ===========  ===========

NOTE 4.   LOANS

          The composition of loans as of December 31, 2003 and 2002 is summarized as follows:

                                    2003           2002
                                -------------  ------------
Commercial                      $ 38,815,075   $ 5,652,066
Real estate - construction       101,955,302    19,470,548
Real estate - mortgage            75,036,190    17,045,098
Consumer installment and other     1,415,176     1,394,425
                                -------------  ------------
                                 217,221,743    43,562,137
Deferred loan fees                  (342,488)     (147,470)
Allowance for loan losses         (2,698,500)     (492,000)
                                -------------  ------------
Loans, net                      $214,180,755   $42,922,667
                                =============  ============

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 4.   LOANS,  CONTINUED

          Changes  in  the  allowance  for  loan  losses  are  as  follows:

                                               Years Ended December 31,
                                                  2003          2002
                                              ------------  -------------
Balance, beginning of year                    $    492,000  $      55,000
  Provision for loan losses                      2,206,500        437,000
  Loans charged off                                      -              -
  Recoveries of loans previously charged off             -              -
                                              ------------  -------------
Balance, end of year                          $  2,698,500  $     492,000
                                              ============  =============

          Management has identified no amounts of impaired loans as defined by SFAS No. 114, Accounting by Creditors for Impairment of a Loan, as of and for the years ended December 31, 2003 and 2002. There were no nonaccrual loans or loans past due greater than ninety days and still accruing as of December 31, 2003 and 2002.

          The Company concentrates its lending activities in the origination of permanent residential mortgage loans, permanent residential construction loans, commercial mortgage loans, commercial business loans, and consumer installment loans. The majority of the Company's real estate loans are secured by real property located in its primary trade area of metropolitan Atlanta, Georgia.

          In the ordinary course of business, the Company has granted loans to certain related parties, including directors, executive officers, and their affiliates. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan. Changes in related party loans for the year ended December 31, 2003 are as follows:

BALANCE, BEGINNING OF YEAR  $   829,062
  Change in directors          (626,540)
  Advances                   12,200,579
  Repayments                 (1,686,189)
                            ------------
BALANCE, END OF YEAR        $10,716,912
                            ============

NOTE 5.   PREMISES  AND  EQUIPMENT

          Premises  and  equipment  are  summarized  as  follows:

                                 December 31,
                             2003         2002
                          -----------  -----------
Land and improvements     $  730,769   $  730,769
Building                   2,089,930    2,097,726
Furniture and equipment    1,156,768      697,168
                          -----------  -----------
                           3,977,467    3,525,663
Accumulated depreciation    (268,736)    (129,351)
                          -----------  -----------
                          $3,708,731   $3,396,312
                          ===========  ===========

          Depreciation expense approximated $179,000 and $112,000 for the years ended December 31, 2003, and 2002, respectively.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 6.   DEPOSITS

          The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2003 and 2002 was $82,318,238 and $8,472,205,
          respectively. At December 31, 2003, the scheduled maturities of time deposits are as follows:

2004                      $64,254,000
2005                       31,802,000
2006                          274,000
2007                          842,000
                          -----------

                          $97,172,000
                          ===========

          At December 31, 2003 the Company held $56,211,000 in certificates of deposit, obtained through the efforts of third party brokers. The daily average of such agreements totaled $2,577,800 during 2003. The weighted average cost during 2003 was 2.11%, while the weighted average cost at December 31, 2003 was 2.12%. These deposits have maturity dates ranging from June 2004 to December 2005.

          At December 31, 2003, deposits from directors, executive officers and their related interests aggregated approximately $8,348,659. These deposits were taken in the normal course of business at market interest rates.

NOTE 7.   OTHER  BORROWINGS

          Other  borrowings  consist  of  the  following:

                                                                     December 31,
                                                                    2003      2002
                                                                  --------  --------
Note payable for the purchase of an automobile with zero percent financing terms. Loan was payable in 36 equal monthly payments with an original maturity date of October 31, 2004. This note
  was paid off in August 2003.                                    $      -  $ 27,578
Securities sold under repurchase agreements                        600,090    87,890
                                                                  --------  --------
                                                                  $600,090  $115,468
                                                                  ========  ========

NOTE 8.   EMPLOYEE  AND  DIRECTOR  BENEFITS

          DEFERRED  COMPENSATION  PLAN
          During 2002, the Company established an executive supplemental income plan for certain key officers whereby benefits are payable at age sixty-one or if they become totally disabled or if they have completed a minimum number of years of service to the Bank. The present value of the estimated liability is being accrued over the expected remaining years of employment. The Company expensed $30,318 and $9,180 for the years ended December 31, 2003 and 2002, respectively, under this plan.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 8.   EMPLOYEE  AND  DIRECTOR  BENEFITS,  CONTINUED

          DEFERRED  COMPENSATION  PLAN,  CONTINUED
          The Company is also the owner and beneficiary of life insurance policies on the lives of certain key officers. The Company intends to use these policies to fund the benefit plan described above. The carrying value of the policies was $1,829,385 at December 31, 2003. The Company accrued income of $91,664 and $33,720 for the years ended December 31, 2003 and 2002, respectively, for the increase in the cash surrender value of these policies.

          STOCK  OPTIONS
          The Company adopted a stock option plan during 2002 which allows the Company to grant key employees options to purchase shares of common stock of the Company. Option prices and terms are determined by a committee appointed by the Board of Directors. The plan provides for a total of 951,246 options to purchase common shares of the Company. As of December 31, 2003, 211,000 options under the plan have been granted.

          Other  pertinent  information  related  to  the options is as follows:

                                      Year Ended December 31, 2003
                                                  Weighted-
                                                   Average
                                                   Exercise
                                         Number     Price
                                        --------  ----------
Options outstanding, beginning of year        -   $        -
  Granted                               211,000   $     9.49
  Exercised                              (1,000)  $     8.52
                                        --------
Options outstanding, end of year        210,000   $     9.45
                                        ========

Exercisable, end of year                 71,500   $     8.52
                                        ========

Weighted-average fair value of options
  granted during the year                         $     2.82

Weighted-average life of
  outstanding options                              9.5 years

          The fair value of each stock option is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions in 2003: dividend yield of 0%, expected life of ten years, expected volatility of .01% and a risk-free interest rate of 4.07%.

          STOCK  WARRANTS
          In recognition of the efforts and financial risks undertaken by the Company's organizers, the Company granted each organizer an opportunity to purchase one share of common stock for each share purchased in the Company's initial common stock offering. A total of 335,000 warrants were issued. The warrants vest in three annual installments beginning on the first anniversary of the date the Bank commenced operations and are exercisable in whole or in part during the ten year period following the date the Bank commenced operations, at an exercise price equal to $10 per share. The warrants are nontransferable, but shares issued pursuant to the exercise of warrants will be transferable, subject to compliance with applicable securities laws.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 8.   EMPLOYEE  AND  DIRECTOR  BENEFITS,  CONTINUED

          STOCK  WARRANTS,  CONTINUED
          During the third quarter of 2003, the Company completed a private placement offering of 5 million units, with each unit consisting of one share of common stock and one warrant to purchase .37 shares of common stock. A total of 1,850,000 warrants were issued. These warrants are exercisable in equal one-third annual increments beginning on the one-year anniversary of the date of issuance at an exercise price of $10 per share. The warrants that were issued to the Company's organizers became fully vested during 2003 as a result of the private placement offering.

          At  December  31,  2003  and  2002,  there  were 2,179,167 and 329,167 warrants  outstanding,  respectively.

          Other  pertinent  information  related  to the warrants is as follows:

                                                     Years Ended December 31,
                                                 2003                  2002
                                                 ----                  ----
                                                    Weighted-             Weighted-
                                                     Average               Average
                                                     Exercise              Exercise
                                          Number      Price      Number     Price
                                         ---------  ----------  --------  ----------
Warrants outstanding, beginning of year    329,167  $    10.00  335,000   $    10.00
  Granted                                1,850,000  $    10.00        -            -
  Exercised                                      -               (5,833)  $    10.00
                                         ---------              --------
Warrants outstanding, end of year        2,179,167  $    10.00  329,167   $    10.00
                                         ---------              ========

Exercisable, end of year                   329,167  $    10.00  105,834   $    10.00
                                         =========              ========

Weighted-average fair value of warrants
  granted during the year                           $     1.59            $        -

Weighted-average life of
  outstanding warrants                               9.4 years             8.8 years

          The fair value of each stock warrant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions in 2003: dividend yield of 0%, expected life of ten years, expected volatility of .01% and a risk-free interest rate of 3.51%.

          401(k)  PROFIT  SHARING  PLAN
          During 2002, the Company adopted a 401(k) Profit Sharing Plan available to all eligible employees, subject to certain minimum age and service requirements. Contributions charged to expense for the years ended December 31, 2003 and 2002 were $42,190 and $11,581, respectively.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 9.   INCOME  TAXES

          The following is an analysis of income tax benefit for the years ended December 31, 2003 and 2002:

                                Years Ended    December 31,
                                   2003            2002
                               -------------  --------------
Current                        $    158,327   $           -
Deferred                           (369,210)       (262,480)
Change in valuation allowance      (503,647)        262,480
                               -------------  --------------
                               $   (714,530)  $           -
                               =============  ==============

          The differences between income tax benefit and the amount computed by applying the statutory federal income tax rate to loss before income tax benefit for the years ended December 31, 2003 and 2002 are as follows:

                                                       Years Ended    December 31,
                                                          2003            2002
                                                      -------------  --------------
Income tax benefit at statutory rate                  $   (187,456)  $     239,548)

  State income tax benefit                                  (6,036)        (27,003)
  Increase in case surrender value of life insurance       (31,166)        (11,465)
  Change in valuation allowance                           (503,647)        262,480
  Other                                                     13,775          15,536
                                                      -------------  --------------
                                                      $   (714,530)  $           -
                                                      =============  ==============

          The  components  of  deferred  income  taxes  are  as  follows:

                                                                   December 31,
                                                                2003         2002
                                                             -----------  ----------
Deferred tax assets:
  Allowance for loan losses                                  $   828,692  $  71,429
  Preopening and organization expenses                           106,758    134,725
  Net operating loss carryforward                                361,334    382,799
  Deferred compensation                                           14,993          -
  Other                                                                -        694
                                                             -----------  ----------
                                                               1,311,778    589,647
Valuation allowance                                                    -   (503,647)
                                                             -----------  ----------
  Gross deferred tax assets                                    1,311,778     86,000
                                                             -----------  ----------
Deferred tax liabilities:

  Premises and equipment                                          66,007     35,206
   Investment securities available-for-sale                        8,132     10,092
   Cash basis adjustment for income tax reporting purposes       364,020     50,794
                                                             -----------  ----------
   Gross deferred tax liabilities                                447,053     96,092
                                                             -----------  ----------

Net deferred tax asset (liability)                           $   864,725  $ (10,092)
                                                             ===========  ==========

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 9.   INCOME  TAXES,  CONTINUED

          At December 31, 2003, the Company has available net operating loss carryforwards of approximately $965,000 for federal and state income tax purposes. If unused, the carryforwards will expire beginning in 2021. As of December 31, 2003, based upon the projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the benefits of these deductible differences will be realized.

NOTE 10.  COMMITMENTS

          LOAN  COMMITMENTS
          The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Such commitments involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheets.

          The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. A summary of the Company's commitments is as follows:

                                    December 31,
                                 2003         2002
                              -----------  -----------
Letters of credit             $ 1,260,654  $    64,795
Commitments to extend credit   89,964,722   14,490,065
                              -----------  -----------
                              $91,225,376  $14,554,860
                              ===========  ===========

          Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

          Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those letters of credit are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral is required in instances which the Company deems necessary.

          LEASE  COMMITMENTS
          During 2003, the Company acquired a loan production company and assumed its obligation for leased space under a noncancelable agreement that requires the payment of monthly rentals, required maintenance, and insurance. The lease is for a three-year term and is accounted for as an operating lease.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 10.  COMMITMENTS  AND  CONTINGENCIES,  CONTINUED

          LEASE  COMMITMENTS
          The projected minimum rental commitments due under all operating leases are summarized as follows:

Years Ending December 31
2004                      $ 97,014
2005                        97,767
2006                        19,515
                          --------
                          $214,296
                          ========

          The total rental expense for the years ended December 31, 2003 and 2002 is $41,134 and $8,652, respectively.

NOTE 11.  REGULATORY  MATTERS

          The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 2003, no dividends could be declared without regulatory approval.

          The Company and the Bank are also subject to various regulatory capital requirements administered by the federal banking agencies.
          Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of the assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Bank holding companies are not subject to prompt corrective action provisions.

          Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of Total and Tier I capital to risk-weighted assets, as defined, and of Tier I capital to average assets, as defined. Management believes, as of December 31, 2003 and 2002, the Company and the Bank met all capital adequacy requirements to which they are subject.

          As of December 31, 2003 and 2002, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank's category.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 11.  REGULATORY  MATTERS,  CONTINUED

          The Company and the Bank's actual capital amounts and ratios as of December 31, 2003 and 2002 are presented in the following tables:

                                                                                    To Be Well
                                                             For Capital         Capitalized Under
                                                              Adequacy           Prompt Corrective
                                              Actual          Purposes           Action Provisions
                                              ------          --------           -----------------
                                         Amount   Ratio    Amount    Ratio     Amount       Ratio
                                         -------  ------  --------  -------  ----------  ---------
                                                        (Dollars in Thousands)
December 31, 2003:
Total Capital to Risk Weighted Assets:
  Consolidated                           $59,762  24.49%  $ 19,523    8.00%  $      N/A        N/A
  Bank                                   $58,421  23.94%  $ 19,523    8.00%  $   24,405     10.00%
Tier I Capital to Risk Weighted Assets:
  Consolidated                           $57,064  23.38%  $  9,762    4.00%  $      N/A        N/A
  Bank                                    55,722  22.83%  $  9,762    4.00%  $   14,643      6.00%
Tier I Capital to Average Assets:
  Consolidated                           $57,064  29.76%  $  7,669    4.00%  $      N/A        N/A
  Bank                                   $55,722  29.06%  $  7,669    4.00%  $    9,586      5.00%
December 31, 2002:
Total Capital to Risk Weighted Assets:
  Consolidated                           $ 8,517  17.20%  $  3,963    8.00%  $      N/A        N/A
  Bank                                   $ 8,063  16.28%  $  3,963    8.00%  $    4,954     10.00%
Tier I Capital to Risk Weighted Assets:
  Consolidated                           $ 8,025  16.20%  $  1,982    4.00%  $      N/A        N/A
  Bank                                   $ 7,571  15.29%  $  1,982    4.00%  $    2,972      6.00%
Tier I Capital to Average Assets:
  Consolidated                           $ 8,025  14.40%  $  2,230    4.00%  $      N/A        N/A
  Bank                                   $ 7,571  13.58%  $  2,230    4.00%  $    2,787      5.00%

NOTE 12.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

          The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS No. 107, Disclosures about Fair Values of Financial Instruments, excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 12.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS,  CONTINUED

          The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments.

          CASH, DUE FROM BANKS, AND FEDERAL FUNDS SOLD: The carrying amounts of cash, due from banks, and federal funds sold approximate fair values.

          INVESTMENT SECURITIES: Fair values for securities are based on quoted market prices.

          OTHER INVESTMENTS: The carrying value of other investments approximates fair value.

          LOANS: For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. For other loans, the fair values are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality. Fair values for impaired loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

          CASH SURRENDER VALUE OF LIFE INSURANCE: The carrying value of cash surrender value of life insurance approximates fair value.

          DEPOSITS: The carrying amounts of demand deposits, savings deposits, and variable-rate certificates of deposit approximate their fair values. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

          OTHER BORROWINGS: The carrying amounts of other borrowings approximate their fair values.

          ACCRUED INTEREST: The carrying amounts of accrued interest approximate their fair values.

          OFF-BALANCE SHEET INSTRUMENTS: Fair values of the Company's off-balance sheet financial instruments are based on fees currently charged to enter into similar agreements. Since the majority of the Company's off-balance sheet instruments consist of nonfee-producing, variable-rate commitments, the Company has determined they do not have a distinguishable fair value.

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 12.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS,  CONTINUED

          The estimated fair values and carrying amounts of the Company's financial instruments as of December 31, 2003 and 2002 were as follows:

                                  December      31, 2003     December     31, 2002
                                  Carrying        Fair       Carrying       Fair
                                   Amount        Value        Amount        Value
                                ------------  ------------  -----------  -----------
Financial assets:
  Cash
    and cash equivalents        $ 12,715,004  $ 12,715,004  $ 6,670,026  $ 6,670,026
  Investment securities
    available-for-sale            13,663,797    13,663,797    3,643,035    3,643,035
  Other investments                  864,825       864,825            -            -
  Loans                          214,180,755   217,721,000   42,922,667   43,670,000
  Accrued interest receivable        718,955       718,955      165,024      165,024
  Cash surrender value of life
    insurance                      1,829,385     1,829,385    1,740,604    1,740,604

Financial liabilities:
  Deposits                       191,093,412   191,769,000   50,439,759   50,675,206
  Other borrowings                   600,090       600,090      115,468      115,468
  Accrued interest payable           125,508       125,508       59,131       59,131

NOTE 13.  SUPPLEMENTARY  FINANCIAL  DATA

          Components of other operating income and expenses in excess of 1% of total revenue are as follows:

                                                       Years Ended December 31,
                                                          2003          2002
                                                      ------------  -------------
Other income:
  Increase in cash surrender value of life insurance  $     91,664  $      33,720
Other expenses:
  Advertising and business development                $     98,968  $      38,810
  Stationery and supplies                                   42,068         42,546
  Data processing                                          104,037         99,952
  Professional services                                    129,690        100,735
  Software amortization                                     32,106         26,441

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 14.  PARENT  COMPANY  FINANCIAL  INFORMATION

          The following information presents the condensed balance sheets of Georgian Bankcorporation, Inc. as of December 31, 2003 and 2002, and the condensed statements of operations and cash flows for the years then ended.

                 CONDENSED BALANCE SHEETS
                                                    2003          2002
                                                --------------  ----------
Assets
  Cash                                          $       47,507  $  453,849
  Federal funds sold                                 1,200,000           -
  Investment in subsidiary                          56,792,841   7,590,297
  Other assets                                         109,210           -
                                                --------------  ----------

    Total assets                                $   58,149,558  $8,044,146
                                                ==============  ==========

Liabilities and shareholders' equity
  Other liabilities                             $       15,337  $        -
                                                --------------  ----------
  Total shareholders' equity                        58,134,221   8,044,146
                                                --------------  ----------
   Total liabilities and shareholders' equity   $   58,149,558  $8,044,146
                                                ==============  ==========

             CONDENSED STATEMENTS OF OPERATIONS

                                                               2003        2002
                                                             ---------  ----------
Operating expenses                                           $ 77,203   $  43,047
                                                             ---------  ----------
Loss before income tax benefit and equity in undistributed
  earnings (loss) of subsidiary                               (77,203)    (43,047)
Income tax benefit                                             34,210           -
                                                             ---------  ----------
Loss before equity in undistributed earnings (loss)
  of subsidiary                                               (42,993)    (43,047)
Equity in undistributed earnings (loss) of subsidiary         206,183    (661,505)
                                                             ---------  ----------
Net income (loss)                                            $163,190   $(704,552)
                                                             =========  ==========

                          GEORGIAN BANCORPORATION, INC.
                                 AND SUBSIDIARY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

NOTE 14.  PARENT  COMPANY  FINANCIAL  INFORMATION,  CONTINUED

CONDENSED STATEMENTS OF CASH FLOWS
                                                                2003          2002
                                                            -------------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                         $    163,190   $(704,552)
  Adjustments to reconcile net income (loss) to net
    cash used in operating activities:
    Equity in undistributed (earnings) loss of subsidiary       (206,183)    661,505
    Income tax benefit                                           (34,210)          -
    Change in other assets                                       (75,000)          -
    Change in other liabilities                                   15,337           -
                                                            -------------  ----------

      NET CASH USED IN OPERATING ACTIVITIES                     (136,866)    (43,047)
                                                            -------------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in subsidiary                                   (49,000,000)          -
                                                            -------------  ----------

      NET CASH USED IN INVESTING ACTIVITIES                  (49,000,000)          -
                                                            -------------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                      50,000,000           -
  Proceeds from exercise of stock options and warrants             8,520      58,330
  Stock offering costs                                           (77,996)          -
                                                            -------------  ----------

      NET CASH PROVIDED BY FINANCING ACTIVITIES               49,930,524      58,330
                                                            -------------  ----------

Net increase in cash                                             793,658      15,283

Cash at beginning of year                                        453,849     438,566
                                                            -------------  ----------

Cash at end of year                                         $  1,247,507   $ 453,849
                                                            =============  ==========

                                                                   -------------
                                                                    Preliminary
                                                                       Copy
                                                                   -------------

                                      PROXY
                          GEORGIAN BANCORPORATION, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

     The  undersigned hereby constitutes and appoints Gordon R. Teel and Kenneth
L. Barber, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of Georgian Bancorporation, Inc. ("Georgian"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the Metropolitan Club, 5895 Windward Parkway, Alpharetta, Georgia 30005 on __________, 2004 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Special Meeting") upon the proposal described in the Proxy Statement and the Notice of Special Meeting of Shareholders, dated ____________, 2004, the receipt of which is acknowledged in the manner specified below.

     1. To vote on an Agreement and Plan of Reorganization (the "Plan") providing for the merger of Georgian Interim Corporation with and into Georgian, with Georgian surviving the merger and the holders of fewer than 2000 shares of Georgian common stock receiving $15.00 in cash in exchange for each of their shares of such stock.

          FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

     2. To vote on the adjournment of the special meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies or attendance at the meeting.

          FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

     3. In the discretion of the proxies on such other matters that are unknown to Georgian's board of directors as of a reasonable time prior to the date of this solicitation and are properly brought before the Special Meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT ARE UNKNOWN TO GEORGIAN'S BOARD OF DIRECTORS AS OF A REASONABLE TIME PRIOR TO THE DATE OF THIS SOLICITATION AND ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

     Please sign this proxy exactly as your name appears herein. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     DATED:__________, 2004    ______________________________________________
                                      Signature

                               ______________________________________________
                               Signature if held jointly

     THIS PROXY IS SOLICITED BY GEORGIAN'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

    Optional:  I _____do  _____ do not plan to attend the Special Meeting.